UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2023

RSE COLLECTION, LLC
(Exact name of issuer as specified in its charter)

Delaware	37-1835270
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

446 BROADWAY, 2nd FLOOR, NEW YORK, NY 10013

(Full mailing address of principal executive offices)

(201) 564-0493
(Issuer’s telephone number, including area code)

www.rallyrd.com
(Issuer’s website)

 Series #69BM1 membership interests; Series #85FT1 membership interests; Series #88LJ1 membership interests; Series #55PS1 membership interests; Series #95BL1 membership interests; Series #89PS1 membership interests;  Series #90FM1 membership interests;  Series #83FB1 membership interests;  Series #98DV1 membership interests;  Series #93XJ1 membership interests;  Series #06FS1 membership interests;  Series #02AX1 membership interests;  Series #99LE1 membership interests;  Series #91MV1 membership interests;  Series #92LD1 membership interests;  Series #94DV1 membership interests;  Series #00FM1 membership interests;  Series #72MC1 membership interests;  Series #06FG1 membership interests;  Series #11BM1 membership interests;  Series #80LC1 membership interests;  Series #02BZ1 membership interests;  Series #88BM1 membership interests;  Series #63CC1 membership interests;  Series #76PT1 membership interests;  Series #75RA1 membership interests;  Series #65AG1 membership interests;  Series #93FS1 membership interests;  Series #61JE1 membership interests;  Series #90MM1 membership interests;  Series #65FM1 membership interests;  Series #88PT1 membership interests;  Series #94LD1 membership interests;  Series #99SS1 membership interests;  Series #94FS1 membership interests;  Series #61MG1 membership interests;  Series #92CC1 membership interests;  Series #89FT1 membership interests;  Series #80PN1 membership interests;  Series #89FG2 membership interests;  Series #88LL1 membership interests; Series #03SS1 membership interests; Series #MEEB11275 membership interests;  Series #82TAYLOR membership interests; Series #HOLMES membership interests;  Series #HULK180 membership interests;  Series #05JAYZ membership interests;  Series #JUSTINIAN membership interests;  Series #67ICEBOWL membership interests;  Series #DKCOUNTRY membership interests;  Series #FALCON membership interests;  Series #MARIOWRLD membership interests;  Series #82AV1 membership interests;  Series #SUPERBWL1 membership interests;  Series #MEEB7985 membership interests;  Series BONDWATCH membership interests;  Series #95FF1 membership interests #MAYC857 membership interests;  Series #PUNK2981 membership interests;  Series #WOW2221 membership interests;  Series #NIKON1 membership interests;  Series #LOTF#DOOD6778 membership interests;  Series #BAKC7820 membership interests;  Series #NBAJAM membership interests;  Series #SANDBOX1 membership interests;  Series #WOW6586 membership interests;  Series #AZUKI6704 membership interests;  Series #58PELE4 membership interests;  Series #OBAMABALL membership interests;  Series #BART membership interests;  Series #HOMER membership interests;  Series #SI1 membership interests; Series #GOLD1 membership interests;  Series #VERSTAPP1 membership interests;  Series #96TIGER membership interests;  Series #88ZELDA membership interests;  Series #STARWARS3 membership interests;  Series #YEEZY membership interests; Series #MAYC9114 membership interests; Series #VFRNDS1 membership interests;  Series #MBIRD2754 membership interests;  Series #VEEFRND1 membership interests;  Series #TREASURE membership interests;  Series #MACWORLD1 membership interests;  Series #KENNERSET membership interests;  Series #LEDZEPP1 membership interests;  Series #VEEVIPER membership interests; Series #BEEPLE1; Series #WARHOL1; Series #GAMEBOY membership interests; Series #CROESUS membership interests; Series #SACHS1 membership interests; Series #32RUTH membership interests; Series #ELON1 membership interests; Series #105.ETH membership interests; Series #R2D2 membership interests; Series #VADER membership interests; Series #WARHOL2 membership interests; Series #JEKYLL membership interests; Series #BUFFET1 membership interests; Series #DRACULA10 membership interests; Series #PAPPY1 membership interests; Series #1857COIN membership interests; Series #94CSI membership interests; Series #ANDYPELE membership interests; Series #BOBAFETTmembership interests; Series #ELVIS membership interests; Series #GBOYCOLOR membership interests; Series #JETFIRE membership interests; Series #POPEBALL membership interests; Series #RABBIT membership interests; Series #54AARONmembership interests; Series #GRATEFUL1 membership interests; Series #BOBAPROTO membership interests; Series #BATMAN membership interests; Series #ARSHAM1 membership interests

(Securities issued pursuant to Regulation A)

TABLE OF CONTENTS

RSE COLLECTION, LLC

SECTIONPAGE

MASTER SERIES TABLE6

ITEM 1. DESCRIPTION OF BUSINESS28

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION36

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES47

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS53

ITEM 5. RELATED PARTY TRANSACTIONS58

ITEM 6. OTHER SIGNIFICANT INFORMATION60

ITEM 7.  FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

In this Annual Report on Form 1-K (the “Form 1-K”), references to “we,” “us,” “our,” “RSE Collection,” or the “Company” mean RSE Collection, LLC, a Delaware series limited liability company formed on August 24, 2016. Terms that are capitalized but not defined herein shall have the meanings given to them in the Company’s Offering Statement on Form 1-A as filed with the U.S. Securities and Exchange Commission.

Unless otherwise indicated, information contained in this Form 1-K concerning our industry and the markets in which we operate is based on information from independent industry and research organizations and other third-party sources (including publications, surveys and forecasts), and management estimates. Although we believe the data from these third-party sources is reliable, we have not independently verified any third-party information.

FORWARD LOOKING STATEMENT DISCLOSURE

This Form 1-K and any documents incorporated by reference herein contain forward-looking statements and are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this Form 1-K are forward-looking statements. Forward-looking statements give the Company’s current reasonable expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K and any documents incorporated by reference herein or therein are based on reasonable assumptions the Company has made in light of its industry experience, perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. As you read and consider this Form 1-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond the Company’s control) and assumptions. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect its actual operating and financial performance and cause its performance to differ materially from the performance anticipated in the forward-looking statements. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove incorrect or change, the Company’s actual operating, and financial performance may vary in material respects from the performance projected in these forward-looking statements.

For more information regarding the risks and uncertainties that we face, you should refer to the “Risk Factors” detailed in the Post-Qualification Amendment No. 32 to the offering statement on Form 1-A filed by the Company with the Securities and Exchange Commission (the “Commission”) and originally qualified on November 15, 2021 (the “Offering Statement”), as may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Any forward-looking statement made by the Company in this Form 1-K or any documents incorporated by reference herein or therein speak only as of the date of this Form 1-K. Factors or events that could cause our actual operating and financial performance to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Form 1-K may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, and trade names in this Form 1-K is not intended to and does not imply a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Form 1-K may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

MASTER SERIES TABLE

The Company is managed by RSE Collection Manager, LLC (the “Manager”), a single member Delaware limited liability company formed on March 16, 2021, which is owned by Rally Holdings LLC, a Delaware limited liability company that serves as the asset manager for the collection of Collectible Assets (as defined below) owned by the Company and each series (“Rally Holdings” or the “Asset Manager”). The Company’s core business is the identification, acquisition, marketing and management of collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of the investors. All of the series of the Company shall collectively be referred to herein as the “Series” and the assets and liabilities of each Series will be separate in accordance with Delaware law. The interests of all Series shall collectively be referred to herein as the “Interests” and a purchaser of Interests in any Series (an “Investor”) will be entitled to share in the return of that particular Series but will not be entitled to share in the return of any other Series. The offerings of the Interests shall collectively be referred to herein as the “Offerings.” There will be a separate Closing with respect to each Offering (each, a “Closing”). The Series assets referenced below shall be referred to herein, collectively, as the “Underlying Assets.” Any individuals, dealers or auction company that own an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset shall be referred to herein as an “Asset Seller.” We intend to distribute all Offerings of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests (the “Rally Rd.™ Platform” or the “Platform”). We intend to continue to develop opportunities to allow Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of potential tangible interactions with assets on the Platform and unique collective ownership experiences (the “Membership Experience Programs”).

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series as of the date hereof. This information will be referenced in the following sections when referring to the Master Series Table.

Series	Qualification Date	Offering Circular	Underlying Asset	Status	Opening Date (1)	Closing Date	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee (5)
#77LE1 (4)		(Not qualified in an Offering Statement)	1977 Lotus Esprit S1	Closed	11/17/2016	4/13/2017	$38.85	2,000	$77,700 (3)	$3,443
#69BM1	8/10/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1969 Ford Mustang Boss 302	Closed	11/20/2017	2/7/2018	$57.50	2,000	$115,000 (3)	$2,986
#85FT1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1985 Ferrari Testarossa	Sold - $185,000 Acquisition Offer Accepted on 12/21/2023	11/23/2017	2/15/2018	$82.50	2,000	$165,000 (3)	-$17,859

#88LJ1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1988 Lamborghini Jalpa	Sold - $135,000 Acquisition Offer Accepted on 12/21/2023	2/9/2018	4/12/2018	$67.50	2,000	$135,000 (3)	$578
#55PS1	9/14/2017	(Post-Qualification Amendment No. 1 to Offering Statement 1)	1955 Porsche 356 Speedster	Closed	4/2/2018	6/6/2018	$212.50	2,000	$425,000 (3)	-$3,357
#95BL1	5/24/2018	(Post-Qualification Amendment No. 5 to Offering Statement 1)	1995 BMW E36 M3 Lightweight	Sold - $130,000 Acquisition Offer Accepted on 12/21/2023	6/1/2018	7/12/2018	$59.25	2,000	$118,500 (3)	-$444
#89PS1	7/20/2018	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1989 Porsche 911 Speedster	Sold -$245,000 Acquisition Offer Accepted on 07/20/2022	7/23/2018	7/31/2018	$82.50	2,000	$165,000 (3)	$2,021
#90FM1	7/20/2018	(Post-Qualification Amendment No. 6 to Offering Statement 1)	1990 Ford Mustang 7Up Edition	Closed	7/24/2018	7/31/2018	$8.25	2,000	$16,500 (3)	$464
#83FB1	3/29/2018	(Post-Qualification Amendment No. 7 to Offering Statement 1)	1983 Ferrari 512 BBi	Closed	7/23/2018	9/5/2018	$70.00	5,000	$350,000 (3)	$9,162
#98DV1	9/17/2018	(Pre-Qualification Amendment No. 2 to Offering Statement 1)	1998 Dodge Viper GTS-R	Closed	9/27/2018	10/10/2018	$65.00	2,000	$130,000 (3)	$2,314

#06FS1	9/17/2018	(Pre-Qualification Amendment No. 7 to Offering Statement 1)	2006 Ferrari F430 Spider "Manual"	Sold -$227,500 Acquisition Offer Accepted on 05/06/2019	10/12/2018	10/19/2018	$39.80	5,000	$199,000 (3)	$774
#93XJ1	3/29/2018	(Post-Qualification Amendment No. 4 to Offering Statement 1)	1993 Jaguar XJ220	Closed	8/22/2018	11/6/2018	$99.00	5,000	$495,000 (3)	-$7,373
#02AX1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	2002 Acura NSX-T	Sold -$137,000 Acquisition Offer Accepted on 12/21/2023	11/16/2018	11/30/2018	$54.00	2,000	$108,000 (3)	$1,944
#99LE1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1999 Lotus Esprit Sport 350	Closed	11/23/2018	12/4/2018	$34.75	2,000	$69,500 (3)	$1,770
#91MV1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1991 Mitsubishi 3000GT VR4	Closed	11/28/2018	12/7/2018	$19.00	2,000	$38,000 (3)	$600
#92LD1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1992 Lancia Delta Integrale Evo "Martini 5"	Closed	12/7/2018	12/26/2018	$55.00	3,000	$165,000 (3)	$2,219
#94DV1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1994 Dodge Viper RT/10	Closed	12/11/2018	12/26/2018	$28.75	2,000	$57,500 (3)	$1,841

#00FM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2000 Ford Mustang Cobra R	Sold -$60,000 Acquisition Offer Accepted on 04/16/2019	12/21/2018	1/4/2019	$24.75	2,000	$49,500 (3)	$862
#72MC1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1972 Mazda Cosmo Sport Series II	Closed	12/28/2018	1/4/2019	$62.25	2,000	$124,500 (3)	$2,474
#06FG1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2006 Ford GT	Sold -$365,000 Acquisition Offer Accepted on 06/09/2021	12/14/2018	1/8/2019	$64.00	5,000	$320,000 (3)	$3,198
#11BM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2011 BMW 1M	Closed	1/8/2019	1/25/2019	$42.00	2,000	$84,000 (3)	$517
#80LC1	9/17/2018	(Pre-Qualification Amendment No. 7 to Offering Statement 1)	1980 Lamborghini Countach LP400 S Turbo	Sold - $1,181,250 Acquisition Offer Accepted on 3/13/2024	1/17/2019	2/8/2019	$127.00	5,000	$635,000 (3)	$9,216
#02BZ1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	2002 BMW Z8	Sold - $205,000 Acquisition Offer Accepted on 12/21/2023	1/6/2019	2/8/2019	$65.00	3,000	$195,000 (3)	$2,620

#88BM1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1988 BMW E30 M3	Sold - $141,000 Acquisition Offer Accepted on 12/21/2023	1/11/2019	2/25/2019	$47.00	3,000	$141,000 (3)	$226
#63CC1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1963 Chevrolet Corvette Split Window	Closed	3/8/2019	3/18/2019	$63.00	2,000	$126,000 (3)	$1,553
#76PT1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1976 Porsche 911 Turbo Carrera	Closed	3/15/2019	3/22/2019	$63.30	3,000	$189,900 (3)	$1,793
#75RA1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1975 Renault Alpine A110 1300	Closed	3/29/2019	4/9/2019	$28.00	3,000	$84,000 (3)	$3,732
#65AG1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1965 Alfa Romeo Giulia Sprint Speciale	Closed	4/5/2019	4/16/2019	$89.25	2,000	$178,500 (3)	$1,903
#93FS1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1993 Ferrari 348TS Serie Speciale	Sold -$147,500 Acquisition Offer Accepted on 05/17/2022	4/12/2019	4/22/2019	$68.75	2,000	$137,500 (3)	$1,272
2003 Porsche 911 GT2				Cancelled / Underlying Asset Sold Pre-Offering (6)

#61JE1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1961 Jaguar E-Type	Closed	4/19/2019	4/26/2019	$82.00	3,000	$246,000 (3)	$3,858
#90MM1	3/6/2019	(Post-Qualification Amendment No. 12 to Offering Statement 1)	1990 Mazda Miata MX-5	Closed	4/17/2019	4/26/2019	$5.32	5,000	$26,600 (3)	$918
#65FM1	3/6/2019	(Pre-Qualification Amendment No. 11 to Offering Statement 1)	1965 Ford Mustang 2+2 Fastback	Closed	5/3/2019	7/18/2019	$41.25	2,000	$82,500 (3)	$1,966
#88PT1	11/16/2018	(Post-Qualification Amendment No. 8 to Offering Statement 1)	1988 Porsche 944 Turbo S	Sold - $62,000 Acquisition Offer Accepted on 12/21/2023	5/10/2019	7/18/2019	$30.00	2,200	$66,000 (3)	-$2,214
#94LD1	12/6/2018	(Post-Qualification Amendment No. 10 to Offering Statement 1)	1994 Lamborghini Diablo SE30 Jota	Closed	7/12/2019	8/6/2019	$119.50	5,000	$597,500 (3)	$11,251
#99SS1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1999 Shelby Series 1	Closed	9/4/2019	9/11/2019	$137.50	1,000	$137,500 (3)	$1,815
#94FS1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1994 Ferrari 348 Spider	Closed	9/12/2019	9/17/2019	$72.50	2,000	$145,000 (3)	$669

#61MG1	3/6/2019	(Post-Qualification Amendment No. 11 to Offering Statement 1)	1961 Maserati 3500GT	Closed	9/20/2019	9/30/2019	$68.00	5,000	$340,000 (3)	$4,613
#92CC1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1992 Chevrolet Corvette ZR1	Closed	9/27/2019	10/2/2019	$26.25	2,000	$52,500 (3)	$2,875
#89FT1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1989 Ferrari Testarossa	Sold -$330,000 Acquisition Offer Accepted on 04/25/2022	10/4/2019	10/11/2019	$45.00	4,000	$180,000 (3)	-$400
#80PN1	10/23/2019	(Post-Qualification Amendment No. 18 to Offering Statement 1)	1980 Porsche 928	Sold - $58,000 Acquisition Offer Accepted on 12/21/2023	11/1/2019	11/6/2019	$9.60	5,000	$48,000 (3)	-$4,030
#89FG2	10/23/2019	(Post-Qualification Amendment No. 15 to Offering Statement 1)	1989 Ferrari 328 GTS	Sold -$180,000 Acquisition Offer Accepted on 08/18/2022	11/8/2019	11/14/2019	$75.00	1,700	$127,500 (3)	$1,719
#88LL1	8/9/2019	(Post-Qualification Amendment No. 14 to Offering Statement 1)	1988 Lamborghini LM002	Closed	11/18/2019	12/8/2019	$146.00	2,000	$292,000 (3)	$3,115
1990 Mercedes 190E 2.5-16 Evo II				Cancelled / Underlying Asset Sold Pre-Offering (6)

#03SS1	12/9/2019	(Post-Qualification Amendment No. 19 to Offering Statement 1)	2003 Saleen S7	Sold -$420,000 Acquisition Offer Accepted on 09/27/2020	7/6/2020	9/22/2020	$125.00	3,000	$375,000 (3)	$29,638
1972 Ferrari 365 GTC/4				Cancelled / Underlying Asset Sold Pre-Offering (6)
#MEEB11275	12/6/2021	(Post-Qualification Amendment No. 1 to Offering Statement 2)	Number 11275 Elephant Meebit NFT	Closed	12/6/2021	1/10/2022	$8.00	20,000	$160,000 (3)	$16,139
#82TAYLOR	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1982 Topps #434 Lawrence Taylor Rookie Card graded BGS 10	Closed	12/13/2021	1/10/2022	$6.50	2,000	$13,000 (3)	$1,538
#HOLMES	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1892 1st Edition copies of The Adventures of Sherlock Holmes and the Memoirs of Sherlock Holmes by Arthur Conan Doyle	Closed	12/13/2021	1/10/2022	$10.00	2,500	$25,000 (3)	$3,458
#HULK180	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1974 Incredible Hulk #180 Comic Book published by Marvel graded CGC 9.8	Closed	12/13/2021	1/10/2022	$4.20	10,000	$42,000 (3)	$4,342
#05JAYZ	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	2005 Topps Finest Jay-Z Autographed Card graded PSA 10	Closed	12/20/2021	1/10/2022	$5.00	3,700	$18,500 (3)	$1,459

#JUSTINIAN	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	Coin from the First Reign of Justinian II Depicting the First Numismatic Depiction of Jesus Christ (AD 685-695) graded NGC Ch MS	Closed	12/20/2021	1/10/2022	$9.00	2,000	$18,000 (3)	$1,720
#67ICEBOWL	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1967 Full Ticket from the Ice Bowl graded PSA 8	Closed	12/27/2021	1/14/2022	$5.00	2,000	$10,000 (3)	$1,262
#DKCOUNTRY	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1994 SNES Donkey Kong Country Video Game graded Wata 9.4 A+	Closed	12/27/2021	1/14/2022	$6.00	3,000	$18,000 (3)	$3,162
#FALCON	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1979 Kenner Star Wars Millennium Falcon Spaceship Action Figure graded AFA 80	Closed	12/27/2021	1/14/2022	$5.00	10,000	$50,000 (3)	$5,420
#MARIOWRLD	12/13/2021	(Post-Qualification Amendment No. 3 to Offering Statement 2)	1991 SNES Super Mario World Video Game graded Wata 9.4 A	Closed	12/13/2021	1/18/2022	$5.00	33,000	$165,000 (3)	$17,264
#82AV1	11/15/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1982 Aston Martin V8 Vantage 'Oscar India'	Closed	11/16/2021	2/7/2022	$20.00	14,875	$297,500 (3)	$2,530

#SUPERBWL1	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	1967 Super Bowl I Full Ticket graded PSA 5	Closed	2/9/2022	3/2/2022	$6.00	4,000	$24,000 (3)	$3,079
#MEEB7985	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	Number 7985 Pig Meebit NFT with Magenta Overshirt Color	Closed	2/9/2022	3/2/2022	$5.00	7,600	$38,000 (3)	$2,574
#BONDWATCH	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1999 Omega Seamaster Watch Worn by Pierce Brosnan During the Filming of The World is Not Enough	Closed	12/20/2021	3/22/2022	$4.00	20,000	$80,000 (3)	$3,320
#95FF1	12/27/2021	(Post-Qualification Amendment No. 5 to Offering Statement 2)	1995 Ferrari 355 Spider	Closed	12/27/2021	3/22/2022	$10.00	12,000	$120,000 (3)	$3,862
#MAYC857	2/9/2022	(Post-Qualification Amendment No. 6 to Offering Statement 2)	Number 857 Mutant Ape Yacht Club NFT with M1 Irish Boho Hat	Closed	2/9/2022	3/23/2022	$5.00	10,800	$54,000 (3)	$3,893
#PUNK2981	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 2981 CryptoPunk NFT with Welding Goggles	Closed	2/18/2022	3/22/2022	$5.00	62,000	$310,000 (3)	$13,975
#WOW2221	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 2221 World of Women NFT with Golden Bib Necklace	Closed	2/18/2022	3/30/2022	$7.00	4,000	$28,000 (3)	$1,193

#NIKON1	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1949 Nikon One Camera in Condition ‘B/A’	Closed	2/18/2022	4/8/2022	$4.00	7,000	$28,000 (3)	$2,720
#LOTF	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	1954 1st Edition copy Lord of the Flies by William Golding	Closed	3/14/2022	4/8/2022	$7.00	2,000	$14,000 (3)	$1,568
#DOOD6778	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6778 Doodle NFT with Holographic Mohawk	Closed	3/30/2022	4/8/2022	$5.00	6,000	$30,000 (3)	$340
#BAKC7820	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	Number 7820 Bored Ape Kennel Club NFT with Jetpack	Closed	2/18/2022	4/20/2022	$5.00	6,200	$31,000 (3)	$847
#NBAJAM	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	1994 Sega Genesis NBA Jam Video Game graded Wata 9.8 A++	Closed	3/14/2022	4/20/2022	$5.00	9,400	$47,000 (3)	$3,338
#SANDBOX1	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	The Sandbox ESTATE with a bundle of 9 LAND NFTs	Closed	3/30/2022	5/3/2022	$5.00	21,000	$105,000 (3)	$1,175
#WOW6586	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6586 World of Women NFT with Golden Skin Tone	Closed	3/30/2022	5/3/2022	$5.00	10,400	$52,000 (3)	$711

#AZUKI6704	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 6704 Azuki NFT with Glowing Eyes	Closed	3/30/2022	5/3/2022	$5.00	6,400	$32,000 (3)	$228
#58PELE4	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1958 Pele World Cup Debut Ticket Stub graded PSA 1.5	Closed	4/4/2022	5/14/2022	$6.00	8,000	$48,000 (3)	$4,420
#OBAMABALL	3/30/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	2010 Basketball Signed by Barack Obama, Kobe Bryant, LeBron James, Magic Johnson, and Carmelo Anthony	Closed	3/30/2022	5/14/2022	$10.00	10,500	$105,000 (3)	$3,563
#BART	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1993 Skybox Simpsons Bart Sketch graded PSA 10	Closed	4/4/2022	5/14/2022	$7.00	3,000	$21,000 (3)	$2,290
#HOMER	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1993 Skybox Simpsons Homer Sketch graded PSA 10	Closed	4/4/2022	5/14/2022	$7.00	3,000	$21,000 (3)	$2,290
#SI1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1954 Sports Illustrated #1 graded CGC 9.8	Closed	4/11/2022	5/14/2022	$2.00	5,000	$10,000 (3)	$1,100
#GOLD1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	Alaska Gold Nugget weighing 172 grams	Closed	4/11/2022	5/14/2022	$4.00	4,000	$16,000 (3)	$766

#VERSTAPP1	3/14/2022	(Post-Qualification Amendment No. 8 to Offering Statement 2)	2020 Topps Dynasty Formula 1 Triple Patch Autographs #TRAIMV Max Verstappen Card graded BGS 9.5	Closed	3/14/2022	5/24/2022	$8.00	4,000	$32,000 (3)	$1,178
#96TIGER	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1996 Sports Illustrated For Kids Tiger Woods Rookie Card graded BGS 10	Closed	4/4/2022	5/24/2022	$5.00	11,000	$55,000 (3)	$4,313
#88ZELDA	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1988 NES Zelda II: The Adventure of Link Video Game graded WATA 9.8 A+	Closed	4/11/2022	5/24/2022	$5.00	12,000	$60,000 (3)	$4,300
#STARWARS3	3/30/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	1977 Topps Star Wars Series 1-5 Wax Boxes Authenticated by BBCE	Closed	3/30/2022	5/24/2022	$10.00	2,600	$26,000 (3)	$1,840
#YEEZY	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	Complete Collection of Yeezy 350 Sneakers (2015-2020)	Closed	4/4/2022	5/24/2022	$8.00	5,000	$40,000 (3)	$6,276
#MAYC9114	3/30/2022	(Post-Qualification Amendment No. 10 to Offering Statement 2)	Number 9114 Mutant Ape Yacht Club NFT with M2 Stunt Jacket	Closed	3/30/2022	5/27/2022	$5.00	17,500	$87,500 (3)	$1,066

#VFRNDS1	4/4/2022	(Post-Qualification Amendment No. 13 to Offering Statement 2)	VeeFriends Original Sharing Squirrel Drawing by Gary Vee	Closed	4/4/2022	6/12/2022	$10.00	27,500	$275,000 (3)	$19,642
#MBIRD2754	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	Number 2754 Moonbird NFT with Raincloud Headwear	Closed	5/16/2022	6/16/2022	$5.00	12,000	$60,000 (3)	-$17,964
#VEEFRND1	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	VeeFriends Energetic Electric Eel NFT with Rare Admission Attribute	Closed	5/16/2022	6/16/2022	$5.00	6,720	$33,600 (3)	-$6,841
#TREASURE	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1883 First Edition copy of Treasure Island By Robert Stevenson	Closed	2/18/2022	6/16/2022	$5.00	4,500	$22,500 (3)	$2,244
#MACWORLD1	12/20/2021	(Post-Qualification Amendment No. 4 to Offering Statement 2)	1984 Steve Jobs and Steve Wozniak Signed Issue of Macworld #1	Closed	12/20/2021	6/16/2022	$11.25	20,000	$225,000 (3)	$17,673
#KENNERSET	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	1978 Kenner Star Wars Early Bird Set graded AFA 75	Closed	5/16/2022	6/16/2022	$10.00	1,250	$12,500 (3)	$1,024

#LEDZEPP1	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	Led Zeppelin I Album Signed By Jimmy Page, Robert Plant, John Bonham & John Paul Jones authenticated by Beckett	Closed	4/11/2022	6/16/2022	$6.00	8,000	$48,000 (3)	$4,420
#VEEVIPER	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	2022 Gary Vee Original Veecon Exclusive Viper Drawing authenticated by PSA	Closed	5/16/2022	6/17/2022	$5.00	15,000	$75,000 (3)	$2,779
#BEEPLE1	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	Number #163/207 Into the Ether Beeple Everydays 2020 Collection NFT	Closed	5/16/2022	6/28/2022	$5.00	13,600	$68,000 (3)	-$8,896
#WARHOL1	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	1967 Andy Warhol Marilyn Monroe Signed Print Stamp-Numbered 140/250	Closed	5/16/2022	6/28/2022	$10.00	17,000	$170,000 (3)	$3,359
#GAMEBOY	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	1989 Factory Sealed Nintendo Game Boy graded VGA 85	Closed	6/21/2022	7/25/2022	$5.00	4,500	$22,500 (3)	$866
#CROESUS	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	561-546 BC First Gold Coin graded NGC CH XF	Closed	6/21/2022	8/1/2022	$8.00	8,000	$64,000 (3)	$4,355

#SACHS1 (6)	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	Tom Sachs Rocket Factory "Gamechanger" NFT with USPS Brand	Closed	5/16/2022	8/1/2022	$10.00	2,150	$21,500 (3)	-$4,346
#32RUTH	5/16/2022	(Post-Qualification Amendment No. 15 to Offering Statement 2)	1932 Babe Ruth Called Shot Ticket Stub graded PSA 6	Closed	5/16/2022	8/1/2022	$5.00	19,000	$95,000 (3)	$7,738
#ELON1	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	Elon Musk Signed Dollar Bill authenticated by PSA	Closed	7/5/2022	8/1/2022	$2.00	3,750	$7,500 (3)	$207
#105.ETH	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	the 105.eth ENS Domain	Closed	6/21/2022	8/19/2022	$4.00	10,000	$40,000 (3)	$0
#R2D2	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1977 Star Wars Dark Blue Dome R2-D2 Action Figure graded CAS 85	Closed	7/5/2022	8/19/2022	$5.00	2,000	$10,000 (3)	$1,056
#VADER	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1977 Star Wars Unpunched Darth Vader Action Figure graded CAS 85	Closed	7/5/2022	8/19/2022	$5.00	1,500	$7,500 (3)	$287
#WARHOL2	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1969 Oyster Stew Campbell’s Soup II Signed and Stamp-Numbered Andy Warhol Print	Closed	7/5/2022	8/19/2022	$10.00	6,500	$65,000 (3)	$909

#JEKYLL	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1886 First Edition copy of Strange Case of Dr Jekyll and Mr Hyde by Robert Stevenson	Closed	8/2/2022	8/26/2022	$4.00	5,000	$20,000 (3)	$2,169
#BUFFETT1	6/21/2022	(Post-Qualification Amendment No. 20 to Offering Statement 2)	2000 Annual Berkshire Hathaway Inc. Shareholders Meeting Guide Signed by Warren Buffett	Closed	6/21/2022	8/26/2022	$3.00	5,000	$15,000 (3)	$351
#DRACULA10	5/16/2022	(Post-Qualification Amendment No. 19 to Offering Statement 2)	1973 Tomb of Dracula #10 Comic Book published by Marvel graded CGC 9.8	Closed	5/16/2022	8/26/2022	$10.00	4,000	$40,000 (3)	$3,220
#PAPPY1	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	Collection of 10, 12, 13, 15, 20, and 23 Year Old Pappy Van Winkle Bourbon	Closed	8/2/2022	8/26/2022	$7.00	2,000	$14,000 (3)	-$567
#1857COIN	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1857-S $20 Coin Salvaged from the SS Central America graded PCGS MS66	Closed	7/5/2022	8/26/2022	$5.00	5,000	$25,000 (3)	$587
#94CSI	5/16/2022	(Post-Qualification Amendment No. 18 to Offering Statement 2)	1994 BMW 850CSi	Sold - $120,000 Acquisition Offer Accepted on 3/3/2023	5/16/2022	10/3/2022	$14.25	10,000	$142,500 (3)	$8,814

#ANDYPELE	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1977 Andy Warhol Pelé Polaroid Portrait Photo	Closed	8/2/2022	10/3/2022	$4.00	6,500	$26,000 (3)	$363
#BOBAFETT	8/22/2022	(Post-Qualification Amendment No. 24 to Offering Statement 2)	1979 Kenner Star Wars Boba Fett Action Figure graded AFA 85	Closed	8/12/2022	10/3/2022	$10.00	2,600	$26,000 (3)	$1,517
#ELVIS	4/11/2022	(Post-Qualification Amendment No. 14 to Offering Statement 2)	1977 Elvis Presley Last Live Performance Full Ticket graded PSA 8	Closed	4/11/2022	10/3/2022	$8.00	5,000	$40,000 (3)	$3,700
#GBOYCOLOR	7/5/2022	(Post-Qualification Amendment No. 21 to Offering Statement 2)	1998 Factory Sealed Nintendo Game Boy Color graded VGA 85	Closed	7/5/2022	10/3/2022	$4.00	1,625	$6,500 (3)	$197
#JETFIRE	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1985 Transformers Jetfire Fighter Jet graded AFA 85	Closed	8/2/2022	10/3/2022	$5.00	1,700	$8,500 (3)	$736
#POPEBALL	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	2022 Baseball Signed by Pope Francis	Closed	8/2/2022	11/2/2022	$4.00	4,750	$19,000 (3)	$146
#RABBIT	8/2/2022	(Post-Qualification Amendment No. 22 to Offering Statement 2)	1901 First Edition copy of The Tale of Peter Rabbit by Beatrix Potter	Closed	8/2/2022	11/2/2022	$4.60	10,000	$46,000 (3)	$4,259

#54AARON	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5	Closed	9/19/2022	11/2/2022	$10.00	17,000	$170,000 (3)	-$245
#GRATEFUL1	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1966 Grateful Dead Skeleton & Roses Concert Poster graded CGC 9.6	Closed	9/19/2022	12/13/2022	$10.00	12,500	$125,000 (3)	$11,913
#BOBAPROTO	9/19/2022	(Post-Qualification Amendment No. 25 to Offering Statement 2)	1979 Kenner Star Wars Boba Fett Rocket-Firing L-Slot Prototype Action Figure graded AFA 80	Closed	9/19/2022	12/13/2022	$10.00	15,000	$150,000 (3)	$7,558
#ARSHAM1 (7)	2/27/2023	(Post-Qualification Amendment No. 27 to Offering Statement 2)	1963 Arsham Studio Stone Island Mercedes-Benz Unimog 404	Closed	2/27/2023	5/16/2023	$20.00	6,750	$135,000 (3)	$11,478
1941 Captain America Comics #1 Comic Book published by Timely Comics graded CGC 5.5				Cancelled (6)

2022 Jean-Michel Basquiat Superhero Print Portfolio Stamp-Numbered 7/85 and signed by Lisane Basquiat and Jeanine Heriveaux, the artist’s sisters and administrators of the Estate of Jean-Michel Basquiat

				Cancelled (6)
1947 Jackie Robinson News Photo				Cancelled / Underlying Asset Sold Pre-Offering (6)
1957 Topps Johnny Unitas Rookie Card				Cancelled / Underlying Asset Sold Pre-Offering (6)
2020 Bobby Witt Jr. Rookie Card				Cancelled / Underlying Asset Sold Pre-Offering (6)
1996 PlayStation Crash Bandicoot Video Game				Cancelled / Underlying Asset Sold Pre-Offering (6)

#BATMAN	2/18/2022	(Post-Qualification Amendment No. 7 to Offering Statement 2)	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	Sold -$2,000,000 Acquisition Offer Accepted on 1/30/2023	2/18/2022	1/25/2023	$10.00	144,000 / 180,000	$1,440,000 / $1,800,000	$67,900
2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10				Cancelled / Underlying Asset Sold Pre-Offering (6)
Number 7387 Doodle NFT with Pink Long Hair				Cancelled (6)
Number 8467 Azuki NFT with Blue Tassel Ear				Cancelled (6)
The Sandbox 3x3 ESTATE with a bundle of 9 LAND NFTs				Cancelled (6)
Number 5028 CrypToadz NFT with Swamp Single Bun Head				Cancelled (6)
Number 3079 CrypToadz NFT with 3D Eyes				Cancelled (6)
Decentraland Estate 2X2 Bundle with 4 LAND NFTs				Cancelled (6)
2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++				Cancelled / Underlying Asset Sold Pre-Offering (6)
1939 First Edition copy of Alcoholics Anonymous by Bill Wilson				Cancelled (6)
1905-1916 Handwritten and Signed Grigori Rasputin Letter				Cancelled / Underlying Asset Sold Pre-Offering (6)
1987 NES Metroid Video Game graded Wata 9.6 A+				Cancelled / Underlying Asset Sold Pre-Offering (6)
#1973 Iron Man #55 Comic Book published by Marvel graded CGC 9.8				Cancelled (6)
1966 Fantastic Four #48 Comic Book published by Marvel graded CGC 9.4				Cancelled (6)
Worldwide Webb Land Large Apartment 8325 NFT				Cancelled (6)
1935 Gum, Inc. Mickey Mouse Wax Pack graded PSA 8				Cancelled (6)
1963 Amazing Spider-Man Comic Book				Cancelled (6)
Dryosaurus skeleton excavated from the Bone Cabin Quarry in Laramie, Wyoming in 2021				Cancelled (6)

1982 Hasbro G.I. Joe Commando Snake Eyes Action Figure graded AFA 80				Cancelled (6)
1929 1st Edition copy of A Farewell To Arms by Ernest Hemingway				Cancelled (6)
1971 Apollo 14 Flown King James Bible carried to the Moon by astronaut Edgar Mitchell				Cancelled (6)
#SCARFACE	8/22/2022	(Post-Qualification Amendment No. 23 to Offering Statement 2)	Al Pacino Screen Worn Tuxedo from Scarface	Open	8/22/2022	$10.00	1,600 / 2,000	$20,000 (3)	$1,200
#PHOF-LINC	8/23/2023	(Post-Qualification Amendment No. 28 to Offering Statement 2)	1860 Abraham Lincoln Signed Telegraph Company Check	Open	8/23/2023	$10.00	2,400/3,000	$24,000/$30,000	$2,100
#PHOF-1984	8/23/2023	(Post-Qualification Amendment No. 28 to Offering Statement 2)	1949 1st Edition copy of Nineteen Eighty-Four by George Orwell	Open	8/23/2023	$10.00	1,800/2,250	$18,000/$22,500	$675
1996 Rosso Corsa Ferrari 355 Gran Turismo Berlinetta				Cancelled (6)
#21MG1.DR	8/23/2023	(Post-Qualification Amendment No. 31 to Offering Statement 2)	2021 Mercedes AMG GT Black Series One Edition	Open	8/23/2023	$10.00	60,000/75,000	$600,000/$750,000	$31,875
#96FF1.DR	8/23/2023	(Post-Qualification Amendment No. 31 to Offering Statement 2)	1996 Rosso Corsa Ferrari 355 Gran Turismo Berlinetta	Open	8/23/2023	$10.00	23,600/29,500	$236,000/$295,000	$13,838

#ARSHAM2	3/20/2024	(Post-Qualification Amendment No. 32 to Offering Statement 2)	1991 Daniel Arsham x RAUGH-Welt BEGRIFF Porsche 964 “RWBA” Slant Nose	Open	3/20/2024		$10.00	25,200/31,500	$252,000/$315,000	$4,700
TOTAL (8):	-	-	-	-	-	-	-	-	5,952,600 (8)	-

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of such Series’ Underlying Asset.

(1)The opening date of a Series will occur no later than two calendar days following the date of qualification of the Offering of such Series by the Commission.  With respect to a Series, the Offering of such Series is subject to qualification by the Commission.

(2)Interests sold in Series are generally limited to 2,000 “qualified purchasers” with a maximum of 500 “non-accredited investors.”

(3)Represents the actual values for closed Offerings, including Offering Size, number of Interests sold and sourcing fees at the Closing of the Offering.

(4)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s previous offering circular. All other Interests in Series of the Company were issued under Tier 2 of Regulation A.

(5)Values are based on current or anticipated negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change. Negative values in this column reflect the amount by which the estimated aggregate value of the fees and expenses relating to an Offering exceeds the amount of the Total Proceeds of the Offering.

(6)Represents an Offering that was cancelled with any potential Investors issued a full refund for their attempted subscription.

(7)Represents a Series whose Interests we do not intend to allow to trade on the PPEX ATS.  Therefore, there will be no liquidity via the PPEX ATS for Interests in such Series unless the Manager determines to allow secondary trading on the PPEX ATS at a later date.

(8)Represents the proposed maximum public offering price aggregated across all Series for which an Offering is upcoming, open, or closed, as required for purposes of the Form 5110 submitted to FINRA in connection with Offering Statement 2.  Series whose Offerings have been cancelled and Series whose Offerings closed under Offering Statement 1 are not reflected in this total.

At the time of this filing, all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted gray in the Master Series Table have not Closed, but we have launched, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold and have, or will subsequently be dissolved are highlighted orange in the Master Series Table.

ITEM 1. DESCRIPTION OF BUSINESS

Company History

The Company’s core business is the identification, acquisition, management and marketing of certain collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of the investors. The Company is wholly owned and managed by RSE Collection Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings”). Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Collection Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) as well as certain liabilities related to expenses pre-paid by Rally Holdings. “Current Period” refers to the time period between January 1, 2023, and December 31, 2023. “Prior Period” refers to the time period between January 1, 2022 and December 31, 2022. The Manager has assembled a network of advisors (the “Advisory Board”) who may advise the Manager on certain business considerations with respect to the Series and aspects of the Platform.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g. determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.

Description of the Business

The market for the Asset Class is characterized by: (i) a small number of participants who have the financial means to acquire, enjoy and derive financial gains from the highest quality and value Collectible Assets, and (ii) a relatively large number of Asset Class enthusiasts who have equivalent knowledge and passion for the assets, but no current mechanism to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an Asset Class that, to date, they have passively watched deliver returns to a select group of participants.

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Collectible Assets through a seamless investment experience on the Platform.

An owner interested in selling its Underlying Asset will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting in the Underlying Asset. Traditional methods of transacting in Collectible Assets may include large fees, as well as meaningful overhead in terms of asset preparation and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

The Company, with the support of the Manager and its affiliates and through the use of the Platform or the PPEX ATS operated by North Capital Private Securities Corporation (“NCPS”), aims to provide:

(i)Investors with access to the highest quality Collectible Assets for investment, portfolio diversification and secondary market liquidity for their Interests through the Public Private Execution Network Alternative Trading System (the “PPEX ATS”) operated by NCPS, although there can be no guarantee that a secondary market will ever develop, through the PPEX ATS or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interests conducted through the Platform, as part of total purchase consideration to Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Collectible Asset media experience, potentially including “fantasy collecting” features.

In the future the Company may generate revenues through the usage of the Underlying Assets (“Contractual Revenues”), through channels which may include, but are not limited to, the following categories:

•Asset Leasing: Renting the Underlying Asset to a third party over a defined period of time for the payment of fees, typically on a monthly basis

•Sponsorship & Advertising: Enabling third-party brands to display advertising on or in connection with the Underlying Asset for the payment of fees, typically on a Cost per Impression (CPM), Cost per Click (CPC), or Cost per Action (CPA) basis

•Licensing & Royalties: Granting the right for third parties to display, perform or access the Underlying Asset for a fixed fee or a fee calculated as a percentage of the revenue generated by such activities

•Asset Merchandising: Selling goods or services related to the Underlying Asset

The Company has not taken any steps to generate contractual revenues from the usage of the Underlying Asset of any Series, but the Company may choose to pursue any of the above channels, or any other channels, in the future.

Our objective is to become the leading marketplace for investing in Collectible Assets and, through the Platform and the PPEX ATS operated by NCPS, to provide Investors with financial returns commensurate with returns in the Asset Class, to enable deeper and more meaningful participation by Asset Class enthusiasts in the hobby, to provide experiential and social benefits comparable to those of a world-class Underlying Asset owner, and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for Investors.

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses will continue to play an increasing role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources to sourcing the Collectible Assets for which the Company competes. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also competing start-up models to facilitate shared ownership of Collectible Assets developing in the industry, which will result in additional competition for Collectible Assets, some of which have focused on the regulated securities market. There are others who are pursuing similar business models who may decide to enter the Asset Class.

With the continued increase in popularity of the Asset Class, we expect competition for Collectible Assets to intensify in future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decrease the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, wine, sports memorabilia or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the U.S. millennial market as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering.  As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Facilities

The Manager operates the Company and manages the collection in a manner that prioritizes the ongoing security of all Underlying Assets. The Manager stores the Underlying Assets, along with other assets, in two professional facilities and in accordance with standards commonly expected when managing Collectible Assets of equivalent value and always as recommended by the Advisory Board.

The Company has leased two spaces in purpose built, secure, temperature-controlled storage facilities in New Jersey and Delaware for the purposes of storing the Underlying Assets in a highly controlled environment other than when some or all of the Underlying Assets used in Membership Experience Programs or are otherwise being utilized for marketing or similar purposes. Each of the facilities used by the Company are monitored by staff approximately 40 hours per week and are under constant video surveillance. Each of the Underlying Assets in the collection are inspected and exercised appropriately on a regular basis according to the maintenance schedule defined for each Underlying Asset by the Asset Manager. In addition to the storage facilities, as part of the Membership Experience Program, the Manager of the Company opened a showroom in New York City in 2019.

From time to time various Underlying Assets may be held in third-party facilities. In such cases, the Asset Manager endeavors to ensure that the Underlying Assets are stored with the appropriate care and insurance as would be the case if they were held in the facility in which the Company leases space, unless otherwise specified in the description for an Underlying Asset.

Underlying digital assets are stored by the Manager using commercially reasonable measures in a MetaMask wallet. Specifically, each digital asset will be stored in its own wallet with its own public address, private key, 12-word recovery seed phrase, and “memorable password.” Each wallet’s private key, 12-word recovery seed phrase, and memorable password are separately stored as individual printed copies in a vault in New York with a dedicated alarm system and 24/7 video surveillance, the access codes to which are provided only to a limited number of employees. Presently, a designated employee of the Asset Manager has access to the wallet on a device under their control, accessible via the memorable password. Should this password be forgotten, the wallet can be recovered using the full 12-word recovery seed phrase. We engaged a digital asset custodian to provide third-party custodian storage of our digital assets.

Each of the Underlying Assets in the collection is inspected on a regular basis according to the inspection schedule defined, from time to time, for each Underlying Asset by the Asset Manager in conjunction with members of the Advisory Board.

The Manager and Rally Holdings are located at 446 Broadway, 2nd Floor, New York, NY 10013. Rally Holdings presently has approximately twenty-four full-time employees and six part-time contractors. Neither the Manager nor the Company has any employees.

Government Regulation

Federal and state laws and regulations apply to many key aspects of our business. Any actual or perceived failure to comply with these requirements may result in, among other things, revocation of required licenses or registrations, loss of approved status, regulatory or governmental investigations, administrative enforcement actions, sanctions, civil and criminal liability, private litigation, reputational harm, or constraints on our ability to continue to operate. It is also possible that current or future laws or regulations could be enacted, interpreted or applied in a manner that would prohibit, alter or impair our existing or planned lines of business, or that could require costly, time-consuming, or otherwise burdensome compliance measures. As our business expands, our compliance requirements and costs may increase and we may be subject to increased regulatory scrutiny.

Claims arising out of actual or alleged violations of law could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates, or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Regulation of Automobiles

Regulation of the automobile industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which the Company operates, it may be required to obtain licenses and permits to conduct business, including dealer and sales licenses and titles and registrations issued by state and local regulatory authorities, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, emissions standards, laws and regulations involving sales, use, value-added and other indirect taxes.

Regulation of Digital Assets

Regulation of digital assets is under active consideration by the United States through various federal agencies, including the Commission, the Commodity Futures Trading Commission (“CFTC”), the Federal Trade Commission (“FTC”) and the Financial Crimes Enforcement Network (“FinCEN”) of the U.S. Department of the Treasury, as well as in other countries. State government regulations may also apply. Furthermore, it is expected that regulations will increase, although we cannot anticipate how and when. As the regulatory and legal environment evolves, we may become subject to new laws and regulation by the Commission and other agencies.

In recent years, the Commission and U.S. state securities regulators have stated that certain digital assets may be classified as securities under U.S. federal and state securities laws; however, there has not been definitive guidance on this point. A number of enforcement actions and regulatory proceedings have since been initiated against issuers of digital assets and their developers and proponents. Several foreign governments have also issued similar warnings cautioning that digital assets may be deemed to be securities under the laws of their jurisdictions.

Regulation of digital asset exchanges in the future may raise transaction costs, potentially offsetting or eliminating many of the key benefits of digital assets. Lack of international coordination raises the risk of an uneven global regulatory landscape. The development of the market for digital assets globally is in relative limbo currently due to regulatory uncertainty.

Additionally, the rules governing the ownership and operation of domain names are controlled entirely by the Internet Corporation for Assigned Names and Numbers (“ICANN”). ICANN is a multi-stakeholder private sector, not-for-profit corporation formed in 1998 for the express purposes of overseeing a number of Internet related tasks, including management of the DNS, allocation of IP addresses, accreditation of domain name registrars and registries and the definition and coordination of policy development for all of these functions. The regulation of Internet domain names in the U.S. and in foreign countries is subject to change.

Regulation of Collectibles

Regulation of the automobile industry varies from jurisdiction to jurisdiction and state to state. In any jurisdictions or states in which the Company operates, it may be required to obtain licenses and permits to conduct business, including dealer and sales licenses and titles and registrations issued by state and local regulatory authorities, and will be subject to local laws and regulations, including, but not limited to, import and export regulations, emissions standards, laws and regulations involving sales, use, value-added and other indirect taxes.

In the United States, a three-tiered distribution system gives individual states the ability to regulate how alcohol is sold. Alcohol has regulation around who has access to it, who is able to purchase it and how it is owned.  There are regulatory restrictions around licensed entities and how they transact alcohol.  Each state regulates alcohol individually from one another, creating unique and complex regulatory requirements.  Imported alcohol in most international jurisdictions is subject to import and export regulations which may include excise tax, customs declarations and extensive administrative requirements.  As such, imported alcohol is subject to more regulation and to the rules and regulations in the country or state to which it is being sold.

Regulation of Exchanges

A platform facilitating secondary trading of securities may potentially be considered an exchange which would be required to register with the Commission as a national stock exchange or qualify for an exemption from registration, such as being operated by a broker-dealer as an ATS in compliance with Regulation ATS. Section 3(a)(1) of the Exchange Act provides that an “exchange” means “any organization, association, or group of persons, whether incorporated or unincorporated, which constitutes, maintains, or provides a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange as that term is generally understood, and includes the market place and the market facilities maintained by such exchange.” Rule 3b-16(a) under the Exchange Act further provides that a “market place or facility for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” means someone who brings together the orders for securities of multiple buyers and sellers and “uses established, non-discretionary methods (whether by providing a trading facility or by setting rules) under which such orders interact with each other, and the buyers and sellers entering such orders agree to the terms of a trade.” Rule 3b-16(b)(1) provides that an entity will not be “a market place or facilities for bringing together purchasers and sellers of securities or for otherwise performing with respect to securities the functions commonly performed by a stock exchange” solely because it routes orders to a registered broker-dealer.

A system that meets the definition of an exchange and is not excluded under Rule 3b-16(b) must register as a national securities exchange or operate pursuant to an appropriate exemption. One frequently used exemption is for a system that operates as an ATS. Rule 3a1-1(a)(2) under the Exchange Act exempts from the definition of “exchange” under Section 3(a)(1) of the Exchange Act an ATS that complies with Regulation ATS. An ATS that operates pursuant to the Rule 3a1-1(a)(2) exemption and complies with Regulation ATS would not be subject to the registration requirement of Section 5 of the Exchange Act.

As has been disclosed by the Company since early 2021, RSE Markets was under investigation by the Commission’s staff (“SEC Staff”) as to whether the Platform (see the “Description of the Business – Liquidity Platform” section in Post-Qualification Amendment No. 32 (filed on February 26, 2024) to the offering statement on Form 1-A filed by the Company with the Commission and originally qualified on November 15, 2021) previously operated as a securities exchange or ATS under the Exchange Act.  On July 12, 2023, the Commission agreed to an offer of settlement of the matter that had been submitted by RSE Markets to the Commission. In connection with the settlement, RSE Markets agreed to the Commission’s entry of the Order instituting cease-and-desist proceedings.  As part of the settlement, RSE Markets neither admitted nor denied the Commission’s findings in the Order that, between July 1, 2018 and November 20, 2021, RSE Markets operated the Platform as a national securities exchange without registering it as such under Section 6 of the Exchange Act or operating it pursuant to an exemption from registration; however, it agreed to pay a penalty of $350,000 and refrain from committing or causing any violations or future violations of Section 5 of the Exchange Act.

In late 2021, prior to the settlement, RSE Markets restructured the Platform, which included the Company and the Asset Manager entering into certain agreements (as described elsewhere in this Offering Circular) with the Executing Broker; NCPS, a registered broker-dealer; and NCIT, to provide for secondary market trading in Interests to occur on the PPEX ATS, which is an electronic alternative trading system owned and operated by NCPS and registered with the Commission under the Exchange Act. Following the restructuring, we do not believe that the Platform functions as a national securities exchange or an ATS as currently operated. Specifically, we believe that the

Platform is not an exchange because (1) it does not bring together orders for securities of multiple buyers and sellers, (2) it does not use any non-discretionary methods under which any orders to purchase or sell a security interact with each other, and (3) it merely routes orders to a broker-dealer for execution. The Platform provides the interface by which users can submit orders to a broker dealer to buy or sell Interests in secondary transactions. In accordance with Rule 3b-16(b)(1), the Platform immediately and automatically routes those orders (i) to the Executing Broker, and (ii) by virtue of the Executing Broker’s status as a member of the PPEX ATS and the Tools License Agreement between the Asset Manager and the Executing Broker, to the PPEX ATS, an ATS registered with the Commission and owned and operated by NCPS, a registered broker-dealer. For clarity, because the Executing Broker is (i) a registered broker-dealer and a member of the PPEX ATS and (ii) licensed to use the Platform to access and transmit order information entered onto the Platform by Investors, such order information is automatically routed from the Platform to both the Executing Broker and the PPEX ATS simultaneously. The PPEX ATS then matches isolated trades between individual buyers and sellers who have confirmed their intent to complete the trade. Matching occurs pursuant to the rules established by the PPEX ATS. The Platform’s role in the secondary trading process is limited to (1) receiving orders from Investors, who enter their order on the Platform using either the Rally website or app, (2) making those orders simultaneously accessible to the Executing Broker and the PPEX ATS pursuant to the Tools Licensing Agreement and the Executing Broker’s status as registered broker-dealer and a member of the PPEX ATS, (3) displaying and confirming information regarding the execution and settlement of secondary market transactions based on information received from NCPS (via the Executing Broker), and (4) providing an interface by which Investors can provide information in order to open brokerage accounts with the Executing Broker and the Custodian and a cash account with Dwolla.

In this way, the Platform is simply the user interface that Investors engage with when placing orders for secondary trading of Interests. The decision whether to engage in secondary market trading is left solely to the individual Investors, and neither the Company, its affiliates, nor any of the third-party service providers involved in the secondary trading process provide Investors any direction or recommendation as to the purchase or sale of any Interests in secondary market transactions. In reliance upon Rule 3b-16(a) and Rule 3b-16(b)(1), the Company believes it is not required to register the Platform as an exchange or comply with Regulation ATS as an ATS. Nevertheless, federal regulation of securities exchanges and ATSs involves a set of complex statutes and regulations that are subject to change and evolving and differing interpretation. It is possible that contrasting understandings of current or future rules could result in the Commission determining that the Platform is functioning as a securities exchange or ATS or is part of an unregistered exchange mechanism, in which case we would then be required to register the Platform as a securities exchange or qualify and register as an ATS, either of which could cause us to limit, modify, or discontinue the Platform.

All secondary transactions in Series Interests for which the Platform serves as the user interface are effectuated on the PPEX ATS. See “Description of the Business – Liquidity Platform” section in Post-Qualification Amendment No. 32 (filed on February 26, 2024) to the offering statement on Form 1-A filed by the Company with the Commission and originally qualified on November 15, 2021 for more information.

Privacy and Protection of Investor Data

Aspects of our operations or business are subject to privacy and data protection regulation in the United States and elsewhere. Accordingly, we publish our privacy policies and terms of service, which describe our practices concerning the use, transmission, and disclosure of information. As our business continues to expand in the United States and beyond, and as laws and regulations continue to be passed and their interpretations continue to evolve in numerous jurisdictions, additional laws and regulations may become relevant to us. Regulatory authorities around the world are considering numerous legislative and regulatory proposals concerning privacy and data protection. In addition, the interpretation and application of these privacy and data protection laws in the United States and elsewhere are often uncertain and in a state of flux.

Growing public concern about privacy and the use of personal information may subject us to increased regulatory scrutiny. The FTC has, over the last few years, begun investigating companies that have used personally identifiable information in a deceptive or unfair manner or in violation of a posted privacy policy. If we are accused of violating the terms of our privacy policy or implementing unfair privacy practices, we may be forced to expend significant financial and managerial resources to defend against an FTC action. On May 25, 2018, the European Union implemented the General Data Protection Regulation (the “GDPR”), a new privacy regulation that imposes new regulatory scrutiny on our business with customers in the European Economic Area, with possible financial consequences for noncompliance. If we are accused of violating the data protection and privacy rights of European Union citizens, we may be forced to expend significant financial and managerial resources to defend against a GDPR enforcement action by a European Union data protection authority or a European Union citizen. On January 1, 2020, the California Consumer Privacy Act (the “CCPA”) became effective. Similar to the GDPR, the CCPA imposes new regulatory scrutiny on our processing of the personal data of our customers in California, with possible financial consequences for noncompliance. If we are accused of violating the CCPA, we may be forced to expend significant financial and managerial resources to defend against an enforcement action by the California Attorney General or, in the event of a data breach, a lawsuit by customers located in California. Comprehensive state privacy laws became effective in Colorado and Virginia in 2023. Complying with these and other existing, emerging and changing privacy requirements could cause the Company to incur substantial costs or require it to change its business practices and policies. Non-compliance could result in monetary penalties or significant legal liability.

Consumer Protection Regulation

The Consumer Financial Protection Bureau and other federal and state regulatory agencies, including the FTC, broadly regulate financial products, enforce consumer protection laws applicable to credit, deposit and payments, and other similar products, and prohibit unfair and deceptive practices. Such agencies have broad consumer protection mandates, and they promulgate, interpret, and enforce laws, rules and regulations, including with respect to unfair, deceptive and abusive acts and practices that may impact or apply to our business. For example, under federal and state financial privacy laws and regulations, we must provide notice to Investors of our policies on sharing non-public information with third parties, among other requirements. In addition, under the Electronic Fund Transfer Act, we may be required to disclose the terms of our electronic fund transfer services to consumers prior to their use of the service, among other requirements.

Investment Company Act of 1940 Considerations

We intend to conduct our operations so that we do not fall within, or are excluded from, the definition of an “investment company” under the Investment Company Act of 1940 (the “Investment Company Act”). Under Section 3(a)(1)(A) of the Investment Company Act, a company is deemed to be an “investment company” if it is, or holds itself out as being, engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, or trading in securities. We believe that we will not be considered an investment company under Section 3(a)(1)(A) of the Investment Company Act because we will not engage primarily or hold ourselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities. We anticipate that the Underlying Assets for each Series will not be securities.

Under Section 3(a)(1)(C) of the Investment Company Act, a company is deemed to be an “investment company” if it is engaged, or proposes to engage, in the business of investing, reinvesting, owning, holding or trading in securities and owns or proposes to acquire “investment securities” having a value exceeding 40% of the value of the company’s total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis, which we refer to as the “40% test.” We intend to monitor our holdings and conduct operations so that on an unconsolidated basis we will comply with the 40% test with respect to each Series.

If we become obligated to register the Company as an investment company, we would have to comply with a variety of substantive requirements under the Investment Company Act imposing, among other things:

•limitations on capital structure;

•restrictions on specified investments;

•prohibitions on transactions with affiliates; and

•compliance with reporting, record keeping, voting, proxy disclosure and other rules and regulations that would significantly change our operations.

If we were required to register the Company as an investment company but failed to do so, we would be prohibited from engaging in our business, and criminal and civil actions could be brought against us. In addition, our contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of us and liquidate our business, all of which would have a material adverse effect on us.

Legal Proceedings

None of the Company, any Series, the Manager, the Asset Manager or any director or executive officers of RSE Markets is, as of the date of this filing, subject to any material legal proceedings.

As has been disclosed by the Company since early 2021, RSE Markets was under investigation by the SEC Staff as to whether the Platform previously operated as a securities exchange or ATS under the Exchange Act. On July 12, 2023, the Commission agreed to an offer of settlement of the matter that had been submitted by RSE Markets to the Commission. See “Risk Factors-Risks Relating to the Offerings-RSE Markets recently settled an enforcement action with the Commission....” in the Post-Qualification Amendment No. 32 (filed on February 26, 2024) to the offering statement on Form 1-A filed by the Company with the Commission and originally qualified on November 15, 2021 for a description of the settlement, which is incorporated herein by reference.

ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following information should be read in conjunction with our consolidated financial statements and related notes.

Overview

The Company’s core business is the identification, acquisition, marketing and management of certain collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as the “Collectible Assets” or the “Asset Class”, for the benefit of the investors. The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Collectible Assets through a seamless investment experience on the Platform. With respect to secondary market transactions in Interests, the Platform serves as the user interface by which Investors submit orders to buy or sell Interests. The Platform then immediately and automatically routes those orders to those orders (i) to Dalmore Group, LLC (when acting in connection with secondary market transactions of interests, the “Executing Broker”), and (ii) by virtue of the Executing Broker's status as a member of the PPEX ATS and the Tools License Agreement between the Asset Manager and the Executing Broker, to the PPEX ATS. The Platform does not connect Investors to any venue for secondary market transactions other than the PPEX ATS, which is owned and operated by NCPS. For a full description of the Platform’s limited role in secondary trading, see the “Description of the Business – Liquidity Platform” section in Post-Qualification Amendment No. 32  (filed on February 26, 2024) to the offering statement on Form 1-A filed by the Company with the Commission and originally qualified on November 15, 2021. In addition, we intend for Investors to have the opportunity to participate in a unique collective ownership experience, including through displays at museum/retail locations and social events, as part of the Membership Experience Programs being run by the Manager. The objective is to use revenue generated from these Membership Experience Programs to fund the highest caliber of car for the Underlying Assets in the collection, which we ultimately expect to be offset by meaningful economies of scale in the form of lower costs for collection level insurance, maintenance contracts and storage facilities, and to generate Free Cash Flow (as defined in Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements) distributions to Investors in the Underlying Assets. The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

We believe that collectors and dealers interested in selling their Collectible Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting Collectible Assets. Auction and consignment models may include upwards of ~ 20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Trends Affecting Our Business

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the Underlying Assets, our ability to acquire and manage Collectible Assets, and the success of our current and future Offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

•We have a limited operating history upon which to base an evaluation of our business and prospects. We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in 2016. Our short operating history may hinder our ability to successfully meet our objectives and makes it difficult for potential investors to evaluate our business or prospective operations. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed. From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table that presents free cash flow distributions by Series for the Current Period and Prior Period.

•We are in large part reliant on the Asset Manager and its employees to grow and support our business. The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Asset Manager to source, acquire and manage the Underlying Assets and for the Asset Manager to maintain the Platform. As the Asset Manager has been in existence since only October 2020 and is a startup company, it has a limited operating history. Further, the Asset Manager is also the Asset Manager for RSE Innovation, LLC, and RSE Archive, LLC, and it may become the Asset Manager of other series limited liability companies with similar business models in the collectible automobiles, memorabilia, alcohol and other Underlying Asset classes, such as domain names, in the future. Furthermore, the Asset Manager may in the future enter into joint venture agreements with third parties, and such entities may have similar business models. While the Asset Manager thus has some similar management experience, its experience is limited, and it has limited experience selecting or managing assets in the Asset Class. Furthermore, there are a number of key factors that will potentially impact our operating results going forward including the ability of the Asset Manager to:

ocontinue to source high quality Collectible Assets at reasonable prices to securitize through the Platform;

omarket the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

ofind and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

ocontinue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

ofind operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

•The collectibles market is currently undergoing a transitional phase, characterized by a blend of stabilization and continued growth, suggesting a moderation from the pandemic era bubble. Forecasted to expand to $594.2 billion by 2034, the sector is witnessing diversification with over 100 categories seeing significant investment. Notable trends include the rise of digital platforms and NFTs, reshaping traditional collectibles like trading cards, as evidenced by Fanatics' acquisition of Major League Baseball Topps. Meanwhile, the sports collectibles market demonstrates robust health, with significant sales despite a decrease in high-value auction transactions. This evolving landscape underscores a strategic shift towards a market that values both digital innovation and traditional collectibles, with an overall trajectory pointing towards sustainable growth and diversification. In the art sector, optimism remains high among dealers and auction houses for 2024, reflecting confidence in continued sales growth or stability. Movie memorabilia, like the iconic 'Titanic' prop, continues to fetch high prices at auction, indicating a vibrant market for cinematic history. The collector car market, as measured by the Hagerty Market Rating, has settled around 65, marking a period of stabilization after a 16-month decline. As of 2023, the classic car market has continued to demonstrate resilience and growth, albeit with some notable shifts and trends. Despite economic uncertainties and challenges, enthusiasts and investors have maintained a strong interest in vintage automobiles, driving both demand and prices in various segments of the market. Classic car market staples such as Ferraris, Porsches, and Classic Mercedes have demonstrated their continued prowess in the market. Notably displayed by Ferrari in the list of top sales of the year in which they captured the top 4 spots.

•With the continued increase in popularity of the Asset Class, we expect competition for Collectible Assets to intensify in the future. Although our business model is uncommon in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play a prominent role. There are also competing start-up models to facilitate shared ownership of Collectible Assets developing in the industry, which will result in additional competition for Collectible Assets.

•We may be negatively impacted by volatility in the political and economic environment, and a period of sustained inflation across the markets in which we operate could result in higher operating costs. Trade, monetary and fiscal policies, and political and economic conditions have and may substantially change in the future, and credit markets have and may continue to experience periods of constriction and variability. These conditions may impact our business. Further, ongoing elevated inflation may negatively impact our business and increase our costs. Sustained inflation across the markets in which we operate could negatively affect any attempts to mitigate the increases to our costs. In addition, the effects of inflation on consumers’ budgets could result in the reduction of potential Investors’ spending and investing habits. If RSE Markets, the Asset Manager, the Manager or we are unable to take actions to effectively mitigate the effect of the resulting higher costs, their and/or our financial position could be negatively impacted.

•Our business model relies on the availability of the exemption from registration provided by Tier 2 of Regulation A. Under our business model, we must receive qualification under Tier 2 of Regulation A from the Commission with respect to each Offering of Series Interests.  The qualification process has been and may continue to be subject to unanticipated delays, especially if our filings with the Commission are reviewed in full by the staff of the Commission.

•Declines in the market values of certain Collection Assets have caused and may continue to cause significant impairment losses on those Collection Assets. During 2023, we recorded $994 thousand in impairment losses stemming from declines in asset values (as described in Note B – Summary of Significant Accounting Policies – Capital Assets of our accompanying Notes to the Consolidated Financial Statements).

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table are the responsibility of the Series from the time of the Closing of the respective Offerings.

Investments in Underlying Assets

We provide investment opportunities in Collectible Assets to Investors through the Platform. Collectible Assets are financed through various methods including loans from affiliates of the Manager or other third parties when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements or consignment agreements negotiated with third parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table. We typically acquire Underlying Assets through the following methods.

•Upfront purchase – the Company or a Series acquires an Underlying Asset from an Asset Seller prior to the launch of the Offering related to the Series.

•Purchase agreement – the Company or a Series enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing.

•Purchase option agreement – the Company or a Series enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset.

•Consignment agreement – the Company or a Series enters into a consignment agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset and under which the Company takes possession of the Underlying Asset during a consignment period.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering. Upon completion of the Offering of each of the Series of Interests, each of the Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the Manager may determine in its reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, as in the case of a purchase option, and therefore requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses,” which include transportation of the Collectible Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s Amended and Restated Limited Liability Company Agreement (the “Operating Agreement”), the Company, together with the Manager and the Manager’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In evaluating the offers, the Manager also considers the preference of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

During the Current Period, we signed purchase agreements to acquire assets for the following Series.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#ARSHAM1	Upfront Purchase / 01/27/2023	5/16/2023	$120,000	$0	$120,000	$0	$0	0%	$14,400
#96FF1.DR	Purchase Option Agreement / 07/14/2023	Q2 2024	$270,000	$0	$0	$0	$88,500	30%	$19,000
#21MG1.DR	Purchase Option Agreement / 07/14/2023	Q2 2024	$695,000	$0	$0	$0	$225,000	30%	$45,000
Total 12/31/2023	New Agreements: 3	--	$1,085,000	$0	$120,000	$0	$313,500	-	$78,400
Total 12/31/2022	New Agreements: 74	--	$6,244,452	$0	$4,333,387	$197,000	$1,191,550	-	$35,276

Note: New Agreements represent only those agreements signed in the Current period.

Note: Purchase Price, Down payment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Current Period i.e., if an Underlying Asset was purchased in a previous period, but had a Closing in the Current period, it would not contribute to the totals for the Current Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

At the end of the Current Period, the following Offerings of Series Interests were ongoing.

Series	Qualification Date	Underlying Asset	Offering Price per Interest	Membership Interests	Offering Size	Sourcing Fee	Opening Date	Closing Date
#SCARFACE	8/22/2022	Al Pacino Screen Worn Tuxedo from Scarface	$10.00	2,000	$20,000	$1,200	8/22/2022	Q2 2024
#PHOF-LINC	8/23/2023	1860 Abraham Lincoln Signed Telegraph Company Check	$10.00	3,000	$30,000	$2,100	8/23/2023	Q2 2024
#PHOF-1984	8/23/2023	1949 1st Edition copy of Nineteen Eighty-Four by George Orwell	$10.00	2,250	$22,500	$675	8/23/2023	Q2 2024
#96FF1.DR	8/23/2023	1996 Rosso Corsa Ferrari 355 Gran Turismo Berlinetta	$10.00	29,500	$295,000	$13,838	8/23/2023	Q2 2024
#21MG1.DR	8/23/2023	2021 Mercedes AMG GT Black Series One Edition	$10.00	75,000	$750,000	$31,875	8/23/2023	Q2 2024
Total 1/1/2023 – 12/31/2023		5 Series	-	-	-	$49,688	-	-
Total 1/1/2022 – 12/31/2022		16 Series	-	-	-	$151,795	-	-

The Offerings relating to the Series listed below closed during the Current Period.

Series / Series Name	Qualification Date	Underlying Asset	Purchase Price	Opening Date	Closing Date	Date Underlying Asset Acquired	Offering Price per Interest	Membership Interests	Offering Size	Sale Price	Dividend Amount Per Interest
#BATMAN	2/18/2022	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	$1,700,000	2/18/2022	1/25/2023	2/11/2022	$10.00	180,000	$1,800,000	$2,000,000	$10.76
#ARSHAM1	2/27/2023	1963 Arsham Studio Stone Island Mercedes-Benz Unimog 404	$120,000	2/27/2023	5/16/2023	1/27/2023	$20.00	6,750	$135,000	-	-
Total 1/1/2023 – 12/31/2023		2 Series	$1,820.000	-	-	-	-	-	$1,935,000	$2,000,000	-
Total 1/1/2022 – 12/31/2022		73 Series	$4,192,500	-	-	-	-	-	$4,526,600	-	-

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase or decrease in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period and the Prior Period, the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection, the trend information and the investments in Underlying Assets sections above, or above in the Master Series Table.

Revenues

Revenues may be generated at the Company or the Series level. No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time, if at all. We will update the appropriate disclosure at such time as revenue models have been demonstrated. From time to time, Rally or a Series may receive income from other sources, such as an NFT airdrop event or NFT conference, that are out of the control or direction of the Company. During the Current Period, no free cash flow distributions were made and no management fee was distributed. See Note F – Free Cash Flow Distributions and Management Fees of our accompanying Notes to the Consolidated Financial Statements for the table that presents free cash flow distributions by Series for the Current Period and Prior Period

Operating Expenses

The Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests. However, the Manager has agreed to pay and not be reimbursed for certain limited expenses, such as post-closing Operating Expenses incurred and recorded by Series’ of the Company through the Current Period and Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for the Company and all of the Series that are presented as expenses and losses in the Consolidated Statements of Operations summarized by category for the Current Period and the Prior Period as follows:

Total Operating Expenses
	Current Period	Prior Period	Difference	Change	Explanation
Storage	$ 90,144	$ 95,026	($4,883)	(5%)	Decrease in number of assets in Current Period
Transportation	17,229	47,550	(30,321)	(64%)	Less vehicle transport in Current Period
Insurance	36,713	31,132	5,582	18%	Increase in transportation insurance rate in Current Period
Maintenance	10,551	27,044	(16,493)	(61%)	Less maintenance in Current Period
Bookkeeping and Accounting fees	26,511	20,722	5,789	28%	Increase in bookkeeping rate in Current Period
Marketing Expense	5,200	25,192	(19,992)	(79%)	Less marketing activity in Current Period
Transaction Fees	6,038	324	5,714	1766%	Increase in seller's fee to auction house for a sale of asset

Banking Fees	-	423	(423)	(100%)	Decrease in banking fees in Current Period
Loss on Sale	7,163	28,918	(21,755)	(75%)	Decrease in sales below carrying value
Loss on Sale of Digital Assets	-	239	(239)	(100%)	No digital asset sales in Current Period
Loss on Impairment	994,357	226,780	767,577	338%	Increase in number of NFT assets needing impairment
Consolidated	$ 1,193,906	$ 503,350	$ 690,556	137%

Consolidated gains and other investment income as presented in the Consolidated Statements of Operations for the Current Period and Prior Period are as follows:

Consolidated Gains and Other Investment Income
	Current Period	Prior Period	Difference	Change	Explanation
Gain on Sale	$ 396,271	$ 317,801	$ 78,470	25%	Higher return on asset sale in Current Period
Investment Income / (Loss)	4,412	21,401	(16,989)	(79%)	Decrease in NFT Airdrops in Current Period
Consolidated Gains and Other Investment Income	$ 400,683	$ 339,202	$ 61,481	18%

See Consolidated Statements of Operations for details of each Series’ expenses, losses, gains and investment income for the Current Period and Prior Period.

Consolidated Expenses, Losses, Gains and Investment Income before Income Taxes
	Current Period	Prior Period
Total Series Expenses	$ (442,004)	$ (145,654)
RSE Collection & Series #77LE1	(351,219)	309,802
Consolidated	$ (793,223)	$ 164,148

Asset Acquisitions, Purchase Options and Asset Sales

The table below summarizes agreements related to asset acquisitions or asset disposals that were signed during the Current Period and Prior Period and presents the value of Underlying Assets represented by those agreements

	# of Assets Disposed	Total Value of Assets Disposed ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #
2023	(18)	$(2,895,718)	1	$120,000	-	-	-	-	(17)
2022	(8)	($668,317)	57	$ 2,420,247	9	$ 1,626,065	8	$ 2,198,140	66

Note: Table represents agreements signed within the respective periods and value of Underlying Assets represented by the agreements.

See Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements for the table shows each Underlying Asset that was sold during the Current Period and the Prior Period. Net Gain / (Loss) on Sale of the Current Period and the Prior Period are as below:

Net Gain / (Loss) on Sale
Current Period	$389,108
Prior Period	$ 288,644

See Note G – Income Tax of our accompanying Notes to the Consolidated Financial Statements for provision for income taxes for each Series that sold their Underlying Asset during the Current Period and the Prior Period. Total provision for income taxes for the Current Period and Prior Period are as follows:

Consolidated Provision for Income Taxes
Current Period	$121,339
Prior Period	$ 60,971

See “Note C – Related Party Transactions” of our accompanying Notes to Consolidated Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and each Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements) for such individual Series at the sole discretion of the Manager.

The Company has experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except in connection with the sale of certain Underlying Assets for gains and certain Series that generated investment income (see Asset Disposition section in Note A – Description of Organization and Business Operations – Asset Dispositions of our accompanying Notes to the Consolidated Financial Statements).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	($914,562)	($226,665)	($2,356,069)
Prior Period	($225,119)	($2,237,327)	($1,210,870)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series has the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of each of the Current Period and Prior Period, the Company and the Series for which Closings had occurred, had total cash or cash equivalents balances as set forth below (see Consolidated Balance Sheets for details of each Series’ cash or cash equivalent balances for the Current and Prior Period).

Cash and Cash Equivalent Balance
	Current Period	Prior Period
Total Series Cash and Cash Equivalent Balance	$ 114,465	$ 196,250
RSE Collection & Series #77LE1	2,779	15,880
Total Cash and Cash Equivalent Balance	$ 117,244	$ 212,129

Note: Series #77LE1 Interests were issued under Rule 506(c) and, therefore, Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above

Note: Only includes Series for which an Offering has closed. RSE Collection cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses of our accompanying Notes to the Consolidated Financial Statements).

From time to time, the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

See “Note A – Description of Organization and Business Operations – Liquidity and Capital Resources” of our accompanying Notes to the Consolidated Financial Statements for additional information.

Recent Developments

The following sets forth updated information with respect to events that have occurred subsequent to the Current Period.

Event	Description
Offerings Opened	1
Offerings Closed	0
Underlying Assets Purchased	0 Purchase Agreements signed 0 Purchase Option Agreements signed 1 Upfront Purchase Agreements signed
Underlying Assets Sold	1
Acquisition Expenses	$0

ITEM 3. DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following individuals constitute the Board of Directors, executive management, and significant employees of RSE Markets, the sole member of the Asset Manager:

Name(1)	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	43	President, Director, CEO	05/2016
Robert A. Petrozzo	41	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	44	Chief Financial Officer	08/2016
Joshua Silberstein	49	Director	10/2016

(1)Each of the directors of RSE Markets was elected as a director pursuant to a voting agreement among RSE Markets and certain stockholders of RSE Markets.

Background of Officers and Directors of RSE Markets

The following is a brief summary of the background of each director and executive officer of RSE Markets:

Christopher J. Bruno, Founder, President, Director & CEO

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his Master of Business Administration, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers and enterprises. Immediately prior to joining the Asset Manager, he led the UX and UI effort at computer vision and robotics startup KeyMe, building interactive products from the ground up and deploying both mobile and kiosk-based software nationwide. Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the Philadelphia University.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent nine years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces. Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities, and convertible financings.  Work performed on these transactions, included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005, where he focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received a Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as of 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a Bachelor of Science in Economics from the Wharton School (summa cum laude) and a Master of Business Administration from Columbia University (beta gamma sigma).

Advisory Board

Responsibilities of the Advisory Board

The Advisory Board supports the Company, the Asset Manager, the Manager and RSE Markets and consists of members of our expert network and additional advisors to the Manager. The Advisory Board reviews the Company’s relationship with, and the performance of, the Manager, and generally approves the terms of any material or related-party transactions. In addition, the Advisory Board assists with, and makes recommendations with respect to, the following:

(1)Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;

(2)Evaluating all asset acquisitions;

(3)Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;

(4)Providing guidance with respect to the appropriate levels of annual collection level insurance costs and maintenance costs specific to each individual asset;

(5)Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the Managing Member, on the one hand, and the Company, a Series or the Interest Holders, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;

(6)Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests;

(7)Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and

(8)Approving any service providers appointed by the Manager or the Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board are not managers or officers of the Company, the Manager or the Asset Manager, or any Series and do not have fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Asset Manager will compensate members of the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service. As such, their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g. travel related to evaluation of an asset).

Members of the Advisory Board

We plan to continue to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class. We have already established an informal network of expert advisors who support the Company in asset acquisitions, valuations and negotiations. To date, four individuals have formally joined the Manager’s Advisory Board:

Dan Gallagher

Dan has extensive public and private sector experience in regulatory matters, financial markets, and corporate legal affairs and governance.

Dan is currently the Chief Legal and Corporate Affairs Officer of Robinhood Markets, Inc., and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance, Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan initially began his career in private practice, advising clients on broker-dealer regulatory issues and representing clients in SEC and SRO enforcement proceedings. Dan then served on the SEC Staff in several capacities, including as counsel to both Commissioner Paul Atkins and Chairman Christopher Cox, and from 2008 to 2010 as deputy director and co-acting director of the Division of Trading and Markets. While serving as deputy director and co-acting director, he was on the front lines of the agency’s response to the financial crisis, including representing the SEC in the Lehman Brothers liquidation.

Dan served as an SEC commissioner from 2011 to 2015. While serving as commissioner, he advocated for a comprehensive review of equity market structure, championed corporate governance reform and pushed to improve the SEC’s fixed income market expertise.

Prior to joining Robinhood in 2020, Dan was a partner of and deputy chair of the securities department at the international law firm WilmerHale.

Dan earned his Juris Doctor, magna cum laude, from the Catholic University of America, where he was a member of the law review and graduated from Georgetown University with a Bachelor of Arts in English.

Arun Sundararajan

Arun is a Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society. His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work. He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz. He has given more than 250 invited talks at industry, government and academic forums internationally. His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy. He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Roger Wiegley

Roger has over 30 years of legal and risk management experience.  He is a practicing attorney through his company Roger Wiegley Law Offices, which he started in 2013.  He is also a senior adviser to KPMG (insurance and reinsurance) as well as a consultant to several AXA companies in Europe and the United States, and he is the founder and a director of Global Risk Consulting, Ltd., a UK consulting company.

Roger spent the first 18 years of his career practicing law at Sullivan & Cromwell; Sidley & Austin; and Pillsbury Winthrop Shaw Pittman, focused on clients in the financial sector.  From 1998 to 2001 he was the chief counsel for the commercial bank branches of Credit Suisse First Boston in the Americas and served as Head of Regional Oversight for CSFB in the Asia-Pacific Region. He held various other general counsel and legal positions at various companies including Winterthur Swiss Insurance Company and Westmoreland Coal Company from 2001 to 2007.  From 2008 to 2013, Roger was the Global General Counsel of AXA Liabilities Managers.

Ken Goldin

Ken is the Founder and President of Goldin Auctions. He has sold over $700 million in the field of sports cards and memorabilia combined. Ken has been a leader in the field of sports collectibles for over 30 years.

Ken founded Goldin Auctions in 2012 and it quickly became an industry leader in sports memorabilia and trading cards. Ken is a regular guest on CNBC, Bloomberg and Fox Business and is a key contributor to these channels related to appraisals and valuations on memorabilia.

Prior to Goldin Auctions, he co-founded the Score Board Inc. in 1986. The company grew into an industry leader in trading cards and memorabilia selling over $100 million per year. The company was a pioneer in bringing sports memorabilia to the public, signing marketing and licensing agreements with many key figures in sports over the past 50 years.

Ken is also known for his many charitable endeavors and is one of the founders and a director of the Museum of Sports in Philadelphia, a non-profit educational museum that is being built in the stadium district.

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company. The executive officers of the Asset Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager generally receives Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other Offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the Manager nor the Asset Manager nor their affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

The annual compensation of the Manager was as follows for the fiscal year ended December 31, 2023 and 2022.

Year	Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
2023	RSE Collection Manager, LLC	Manager	$79,244	$0	$79,244
2022	RSE Collection Manager, LLC	Manager	$245,762	$0	$245,762

The Manager usually receives Sourcing Fees for each subsequent Offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds” section of the respective Offerings. The  amount of the maximum Sourcing Fee is determined by the Manager in its sole discretion and generally is calculated by reference to the difference between the Manager's estimate of the fair market value of the Underlying Asset at or prior to the time of an Offering (which estimate is based on the Manager's experience with assets in the same or a similar asset class, the value of comparable assets and other factors) and the purchase price that the Manager negotiated for the acquisition of the Underlying Asset. Any amount paid to the Manager as the Sourcing Fee in connection with an Offering is not capitalized as a cost of the related Underlying Asset but is instead recorded as a cost of the Offering.

In the event that the gross proceeds actually received by a Series from its Offering is less than the total maximum, or if the aggregate amount of all of the acquisition costs and offering expenses associated with the Offering (other than the Sourcing Fee) exceeds the amount that had been estimated at the time of commencement of the Offering, then the amount of the Sourcing Fee actually paid to the Manager would be reduced by such shortfall in proceeds or excess in costs and expenses.  In the event that no proceeds from an Offering of a Series remain after the application of proceeds to such acquisition costs and offering expenses associated with the Offering, then the Manager would not receive any Sourcing Fee from such Offering. Additional details on Sourcing Fees received by the Manager can be found in the Master Series Table.

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Asset Manager may receive a Management Fee as described in “Description of the Business –Management Fee.”  To date, no Management Fees have been paid by any Series.

A more complete description of Management of the Company is included in “Description of the Business” and “Management.”

ITEM 4. SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least one (1) Interest acquired on the same terms as the other Investors. The address of the Manager is 446 Broadway, 2nd Floor, New York, NY 10013.

As of the end of the Current Period, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1)	Interest Owned by Manager (2)	Total Offering Value
#77LE1 (3)	4/13/17	2,000	102	5%	$77,700
#69BM1	2/7/18	2,000	118	6%	$115,000
#55PS1	6/6/18	2,000	141	7%	$425,000
#90FM1	7/31/18	2,000	20	1%	$16,500
#83FB1	9/5/18	5,000	50	1%	$350,000
#98DV1	10/10/18	2,000	20	1%	$130,000
#93XJ1	11/6/18	5,000	209	4%	$495,000
#99LE1	12/4/18	2,000	45	2%	$69,500
#91MV1	12/7/18	2,000	22	1%	$38,000
#94DV1	12/26/18	2,000	103	5%	$57,500
#92LD1	12/26/18	3,000	173	6%	$165,000
#72MC1	1/4/19	2,000	20	1%	$124,500
#11BM1	1/25/19	2,000	101	5%	$84,000
#80LC1	2/8/19	5,000	96	2%	$635,000
#63CC1	3/18/19	2,000	20	1%	$126,000
#76PT1	3/22/19	3,000	45	2%	$189,900
#75RA1	4/9/19	3,000	146	5%	$84,000
#65AG1	4/16/19	2,000	21	1%	$178,500
#61JE1	4/26/19	3,000	152	5%	$246,000
#90MM1	4/26/19	5,000	63	1%	$26,600
#65FM1	7/18/19	2,000	20	1%	$82,500
#94LD1	8/6/19	5,000	156	3%	$597,500
#99SS1	9/11/19	1,000	25	3%	$137,500
#94FS1	9/17/19	2,000	32	2%	$145,000
#61MG1	9/30/19	5,000	541	11%	$340,000
#92CC1	10/2/19	2,000	83	4%	$52,500
#88LL1	12/8/19	2,000	456	23%	$292,000
#82TAYLOR	1/10/22	2,000	20	1%	$13,000
#JUSTINIAN	1/10/22	2,000	20	1%	$18,000
#HULK180	1/10/22	10,000	100	1%	$42,000
#05JAYZ	1/10/22	3,700	37	1%	$18,500
#HOLMES	1/10/22	2,500	25	1%	$25,000

#MEEB11275	1/10/22	20,000	200	1%	$160,000
#FALCON	1/14/22	10,000	100	1%	$50,000
#DKCOUNTRY	1/14/22	3,000	30	1%	$18,000
#67ICEBOWL	1/14/22	2,000	20	1%	$10,000
#MARIOWRLD	1/18/22	33,000	330	1%	$165,000
#82AV1	2/7/22	14,875	149	1%	$297,500
#MEEB7985	3/2/22	7,600	76	1%	$38,000
#SUPERBWL1	3/2/22	4,000	40	1%	$24,000
#95FF1	3/22/22	12,000	120	1%	$120,000
#BONDWATCH	3/22/22	20,000	200	1%	$80,000
#PUNK2981	3/22/22	62,000	620	1%	$310,000
#MAYC857	3/23/22	10,800	108	1%	$54,000
#WOW2221	3/30/22	4,000	40	1%	$28,000
#DOOD6778	4/8/22	6,000	60	1%	$30,000
#LOTF	4/8/22	2,000	20	1%	$14,000
#NIKON1	4/8/22	7,000	70	1%	$28,000
#BAKC7820	4/20/22	6,200	60	1%	$31,000
#NBAJAM	4/20/22	9,400	94	1%	$47,000
#AZUKI6704	5/3/22	6,400	64	1%	$32,000
#SANDBOX1	5/3/22	21,000	210	1%	$105,000
#WOW6586	5/3/22	10,400	104	1%	$52,000
#GOLD1	5/14/22	4,000	40	1%	$16,000
#BART	5/14/22	3,000	30	1%	$21,000
#OBAMABALL	5/14/22	10,500	105	1%	$105,000
#SI1	5/14/22	5,000	50	1%	$10,000
#58PELE4	5/14/22	8,000	80	1%	$48,000
#HOMER	5/14/22	3,000	30	1%	$21,000
#96TIGER	5/24/22	11,000	110	1%	$55,000
#YEEZY	5/24/22	5,000	50	1%	$40,000
#88ZELDA	5/24/22	12,000	120	1%	$60,000
#STARWARS3	5/24/22	2,600	26	1%	$26,000
#VERSTAPP1	5/24/22	4,000	40	1%	$32,000
#MAYC9114	5/27/22	17,500	175	1%	$87,500
#VFRNDS1	6/12/22	27,500	275	1%	$275,000
#KENNERSET	6/16/22	1,250	13	1%	$12,500
#VEEFRND1	6/16/22	6,720	68	1%	$33,600
#MBIRD2754	6/16/22	12,000	120	1%	$60,000
#LEDZEPP1	6/16/22	8,000	80	1%	$48,000

#TREASURE	6/16/22	4,500	45	1%	$22,500
#MACWORLD1	6/16/22	20,000	2549	13%	$225,000
#VEEVIPER	6/17/22	15,000	1649	11%	$75,000
#BEEPLE1	6/28/22	13,600	136	1%	$68,000
#WARHOL1	6/28/22	17,000	170	1%	$170,000
#GAMEBOY	7/25/22	4,500	45	1%	$22,500
#SACHS1	8/1/22	2,150	21	1%	$21,500
#ELON1	8/1/22	3,750	38	1%	$7,500
#32RUTH	8/1/22	19,000	190	1%	$95,000
#CROESUS	8/1/22	8,000	80	1%	$64,000
#WARHOL2	8/19/22	6,500	65	1%	$65,000
#105.ETH	8/19/22	10,000	100	1%	$40,000
#VADER	8/19/22	1,500	15	1%	$7,500
#R2D2	8/19/22	2,000	20	1%	$10,000
#DRACULA10	8/26/22	4,000	40	1%	$40,000
#BUFFETT1	8/26/22	5,000	50	1%	$15,000
#1857COIN	8/26/22	5,000	50	1%	$25,000
#PAPPY1	8/26/22	2,000	20	1%	$14,000
#JEKYLL	8/26/22	5,000	50	1%	$20,000
#ANDYPELE	10/3/22	6,500	65	1%	$26,000
#JETFIRE	10/3/22	1,700	17	1%	$8,500
#GBOYCOLOR	10/3/22	1,625	17	1%	$6,500
#ELVIS	10/3/22	5,000	51	1%	$40,000
#BOBAFETT	10/3/22	2,600	26	1%	$26,000
#RABBIT	11/2/22	10,000	100	1%	$46,000
#POPEBALL	11/2/22	4,750	48	1%	$19,000
#54AARON	11/2/22	17,000	170	1%	$170,000
#BOBAPROTO	12/13/22	15,000	150	1%	$150,000
#GRATEFUL1	12/13/22	12,500	125	1%	$125,000
#ARSHAM1	5/16/23	6,750	3,028	45%	$135,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)All ownership is direct unless otherwise indicated.  Upon the designation of the Series, the Asset Manager became the initial member holding 100% of the Interest in the Series.  Upon the Closing of the Offering, the Manager must own at least one (1) Interest, which may then be transferred to the Asset Manager.  None of the officers or directors of RSE Markets owns any Interests of any of the Series.

(2)RSE Collection Manager, LLC is the Manager of each of the Series.  The Manager’s address is 446 Broadway, 2nd Floor, New York, NY 10013.  The Manager’s sole member is Rally Holdings, and Rally Holdings is wholly owned by RSE Markets.  Christopher Bruno, Chief Executive Officer, President and Manager of Rally Holdings, may be deemed the beneficial owner of the Interests owned by the Manager within the meaning of Section 13(d) under the Exchange Act.  The address of Mr. Bruno is the same as that of the Manager.

(3)Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D. All other Interests in Series of the Company were issued under Tier 2 of Regulation A.

Without conceding that the Interests in any Series of the Company constitute “voting securities” under Rule 405 of the Securities Act (based on the limited voting rights provided under the Company’s Operating Agreement), in accordance with the SEC Staff’s request, we agree to provide a table disclosing the information called for under Item 12 of Form 1-A with respect to each person that holds in excess of 10% of the Interests of a Series of the Company.  The following table sets forth information with respect to the number of units of each of our Series beneficially owned by all persons who own more than ten percent of any Series as of December 31, 2023:

Title of Class	Beneficial Owner	Number of Interests Owned	Percent of Class
#05JAYZ	Stone Ridge Asset Management (1)	924	25%
#11BM1	Roger Wiegley (2)	655	33%
#1857COIN	Eric Smith (3)	662	13%
#55PS1	Roger Wiegley (2)	240	12%
#63CC1	Julien Williams (4)	200	10%
#67ICEBOWL	Stone Ridge Asset Management (1)	499	25%
#72MC1	Don Rose (5)	643	32%
#77LE1	Maarten De Jong (6)	200	10%
#82AV1	Stone Ridge Asset Management (1)	3,717	25%
#82TAYLOR	Stone Ridge Asset Management (1)	499	25%
#90FM1	Joseph Amodio (7)	300	15%
#91MV1	Michael Scarpa (8)	363	18%
#92LD1	Roger Wiegley (2)	1,267	42%
#94DV1	Roger Wiegley (2)	291	15%
#95FF1	Stone Ridge Asset Management (1)	2,998	25%
#99SS1	Robert Wall (9)	165	17%
#BOBAFETT	Ezra Draper (10)	260	10%
#BOBAPROTO	Dennis Karjanis (11)	7,275	49%
#BONDWATCH	Stone Ridge Asset Management (1)	4,000	20%
#DKCOUNTRY	Stone Ridge Asset Management (1)	749	25%
#DRACULA10	Jose Vela (12)	423	11%
#DRACULA10	Karminder Singh (13)	400	10%
#FALCON	Stone Ridge Asset Management (1)	2,499	25%
#GRATEFUL1	Glen Trosch (14)	5,000	40%
#HOLMES	Stone Ridge Asset Management (1)	624	25%
#HULK180	Stone Ridge Asset Management (1)	2,499	25%
#JETFIRE	Shawn Nigg (15)	290	17%
#JUSTINIAN	Stone Ridge Asset Management (1)	499	25%
#LOTF	Stone Ridge Asset Management (1)	200	10%
#MACWORLD1	Stone Ridge Asset Management (1)	4,998	25%
#MARIOWRLD	Stone Ridge Asset Management (1)	8,246	25%
#NBAJAM	Stone Ridge Asset Management (1)	940	10%

#NIKON1	Jose Vela (12)	857	12%
#NIKON1	Stone Ridge Asset Management (1)	700	10%
#OBAMABALL	Philip Myerson (16)	1,245	12%
#OBAMABALL	Stone Ridge Asset Management (1)	1,050	10%
#POPEBALL	Michael Heyen (17)	1,039	22%
#POPEBALL	Nancy St. Yves (18)	475	10%
#POPEBALL	Daniel Pulecio-Boek (19)	475	10%
#PUNK2981	Sam Gellman (20)	18,600	30%
#RABBIT	Scott Olsen (21)	1,000	10%
#SUPERBWL1	Stone Ridge Asset Management (1)	600	15%
#VERSTAPP1	Stone Ridge Asset Management (1)	400	10%
#ARSHAM1	The Manager (22)	3,028	45%

(1)Stone Ridge Asset Management's address is 510 Madison Ave, New York, NY 10022

(2)Roger Wiegley’s address is 633 Central Road, Rye Beach, NH 03871

(3)Eric Smith's address is 125 Carlye Dr, Cranberry Twp, PA 16066

(4)Julien Williams's address is 2333 Port Lerwick Pl, Newport Beach, CA 92660

(5)Don Rose's address is 37 Warren St, Salem, MA 01970

(6)Maarten De Jong's address is 476 Broadway, New York, NY 10013

(7)Joseph Amodio's address is 174 Sheridan Dr, Tonawanda, NY 14150

(8) Michael Scarpa's address is 531 S Green St, Nazareth, PA 18064

(9) Robert Wall's address is 158 Center Church Rd, Grove City, PA 16127

(10) Ezra Draper's address is 7409 Royal Crystal St, Las Vegas, NV 89149

(11) Dennis Karjanis's address is 168 Laurel Hill Rd, Branford, CT 06405

(12) Jose Vela’s address is 1242 E Business Highway, Mission, TX 78572

(13) Karminder Singh's address is 3276 Cranbrook Place, Dublin, CA 94568

(14) Glen Trosch's address is 200 Cross Keys Rd, Baltimore, MD 21210

(15) Shawn Nigg’s address is 704 N 10th Ave, Winterset, IA 50273

(16) Philip Myerson’s address is 46 Bayview Ave, Portsmouth, RI 02871

(17) Michael Heyen’s address is 4473 Hackberry Ct, Midland, TX 79707

(18) Nancy St. Yves’ address is 226 Standish Rd, Sagamore Beach, MA 02562

(19) Daniel Pulecio-Boek’s address is 705 6th St NE, Washington, DC 20002

(20) Sam Gellman’s address is 117 N Monarch St, Aspen, CO 81611

(21) Scott Olsen’s address is 2485 N Cherry Ave, Tucson, AZ 85719

(22)The Manager’s address is 446 Broadway 2nd Floor, New York, NY 10013

ITEM 5. RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering. It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset. There were no loans from affiliates of the Manager during the Current Period and the Prior Period.

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

During the Current Period, ownership of Underlying Assets with a total carrying value of $66,090 that were initially purchased by RSE Archive, LLC, a related entity, from third-party sellers was transferred to the Company. Under the terms of the transfer agreement all rights, titles and interests along with any liabilities or obligations associated with these Underlying Assets were transferred to the Company.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager and its Affiliates
Current Period	$323,411	$ 415
Prior Period	$ 2,382,062	$1,943

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board Member to acquire Collectible Assets, which are summarized in the table below.

Series	Agreement Type	Agreement Date	Purchase Price	% Owned by Seller on Close	Seller
#VERSTAPP1	Upfront Purchase	2/7/2022	$29,402	0%	Goldin Auctions (1)
#88ZELDA	Upfront Purchase	2/24/2022	$54,000	0%	Goldin Auctions (1)
#STARWARS3	Upfront Purchase	2/24/2022	$22,800	0%	Goldin Auctions (1)
#LEDZEPP1	Upfront Purchase	2/24/2022	$42,000	0%	Goldin Auctions (1)
#ELON1	Upfront Purchase	6/9/2022	$6,000	0%	Goldin Auctions (1)

#54AARON	Upfront Purchase	4/7/2022	$206,400	0%	Goldin Auctions (1)
#BATMAN	Purchase Agreement	2/7/2022	$1,700,000	18.9%	Ken Goldin (1)
#METROID	Upfront Purchase	2/24/2022	$64,800	0%	Goldin Auctions (1)
#GRIFFEY3	Upfront Purchase	1/10/2022	$20,400	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions

During the Prior Period, the Company sold the following Collectible Asset to a related party, which is outlined in the table below.

Series	Underlying Asset	Date of Sale Agreement	Proceed from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale
#93FS1	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873

The following table sets forth affiliated entities with greater than ten percent of any Series as of December 31, 2023:

Title of Class	Beneficial Owner	Number of Interests Owned	Percent of Class
#61MG1	The Manager	541	11%
#88LL1	The Manager	456	23%
#MACWORLD1	The Manager	2,549	13%
#VEEVIPER	The Manager	1,649	11%
#ARSHAM1	The Manager	3,028	45%

ITEM 6. OTHER SIGNIFICANT INFORMATION

None.

ITEM 7.  FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2023 AND 2022

CONTENTS

PAGE

RSE COLLECTION, LLC AND VARIOUS SERIES:

Years Ended December 31, 2023 and 2022 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-3

Consolidated Statements of OperationsF-43

Consolidated Statements of Members’ Equity / (Deficit) F-83

Consolidated Statements of Cash Flows F-103

Notes to Consolidated Financial Statements F-143

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Collection, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of RSE Collection, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2023 and 2022, and the related statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for the years then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company on a consolidated basis and for each listed Series as of December 31, 2023 and 2022, and the results of their operations and their cash flows for the Company on a consolidated basis and for each listed Series for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company and each listed Series have experienced recurring losses, and negative cash flows from operations, and their lack of liquidity raise substantial doubt about their ability to continue as a going concern.  Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Underlying Collectible Assets

As described in Note B6 to the financial statements, underlying collectible assets of the Company and each listed Series are reported at carrying amount, which includes cost-basis purchase price, any capitalized acquisition expenses, and any adjustments for impairment charge. The purchase price for the assets held by the Company and each listed series is predicated on the asset’s authenticity, which is supported by authenticity documentation that the Company obtains upon purchase. There is judgment involved in the authentication for these assets that the Company obtains based on the source of the authentication. In addition, the underlying collectible assets are evaluated for impairment annually or whenever events or changes in circumstances indicate that the carrying amount for an underlying collectible asset may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amount of the underlying collectible asset to the expected fair value of the underlying collectible asset, which involves judgment from management relative to evaluating actual comparable market transactions for similar assets, estimating potential earnings of the asset, or the expected amount recoverable on a sale of the asset. As of December 31, 2023, there were one hundred and fourteen collectible assets held by the Company and each listed Series with a total carrying value of $8,811,095 and a total impairment charge of $994,357 was recognized during the year ended December 31, 2023 relating to twenty-four underlying collectible assets.

We identified the valuation of the underlying collectible assets as a critical audit matter due to the significant judgment by management related to authenticity or in estimating the expected fair value for underlying collectible assets. For certain assets management relied on judgment for the nature of the authentication documentation obtained as well as the judgment of authenticators on the purchase of assets, which will determine the carrying value and also creates a certain level of subjectivity as whether the carrying value of the asset is appropriate. In addition, the impairment evaluation for the assets is sensitive to significant assumptions utilized by management such as including comparable market transactions for similar assets, estimating potential earnings and estimating expected amount recoverable on the sale of an asset.  This in turn led to a high degree of auditor judgement, subjectivity, and effort in performing procedures for evaluating management’s significant assumptions relating to the carrying value reported for each underlying collectible asset.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included gaining an understanding of the controls in place relating to obtaining authenticity on the purchase of assets and the subsequent evaluation for impairment. Our procedures also included, among others, evaluating evidence for insurance coverage in place during the audit period that protects against counterfeits, testing and evaluating management’s analysis of authentication on an asset as of the reporting date, physically observing the assets owned, examining the authenticity documentation maintained, evaluating the reputation of authenticators, evaluating management’s process for developing the estimated fair value of each underlying collectible asset, obtaining evidence supporting comparable market transactions for similar assets, performing inquiries of management, and considering how current economic conditions and industry trends could impact the carrying value of each underlying collectible asset.  When assessing the assumptions relating to the fair value of underlying collectible assets, we evaluated whether the assumptions used were reasonable and considered whether they were consistent with evidence obtained in other areas of the audit.

/s/ EisnerAmper LLP

We have served as the Company’s auditor since 2017.

EISNERAMPER LLP

New York, New York

April 19, 2024

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Assets
Current Assets
Cash and Cash Equivalents	$ 4,149	$ 60	$ -	$ 2,214	$ 60	$ -
Pre-paid Insurance	19	-	-	74	-	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	4,168	60	-	2,288	60	-
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	106,266	-	-	408,386	-	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 110,434	$ 60	$ -	$ 410,674	$ 60	$ -

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 681	$ 250	$ 250	$ -	$ 250	$ -
Income Taxes Payable	-	50	50	-	50	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	681	300	300	-	300	-
Members' Equity
Membership Contributions	111,236	-	-	422,131	-	-
Capital Contribution	18,286	34,240	20,334	50,153	16,989	-
Distribution to RSE Collection or its affiliates	(821)	(401)	(1,126)	(14,889)	(1,645)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(18,948)	(34,079)	(19,508)	(46,721)	(15,584)	-
Members' Equity / (Deficit)	109,753	(240)	(300)	410,674	(240)	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 110,434	$ 60	$ -	$ 410,674	$ 60	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Assets
Current Assets
Cash and Cash Equivalents	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 4,345
Pre-paid Insurance	3	60	22	83	-
Other Receivable	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	488	2,545	2,522	1,568	4,345
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	14,786	332,806	122,544	488,586	-
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 15,274	$ 335,351	$ 125,066	$ 490,154	$ 4,345

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ 250	$ 250	$ 535	$ 250
Income Taxes Payable	-	-	-	-	4,333
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	250	250	250	535	4,583
Members' Equity
Membership Contributions	15,446	335,691	125,757	487,801	-
Capital Contribution	14,985	21,949	15,692	25,823	14,560
Distribution to RSE Collection or its affiliates	(175)	(400)	(713)	(5,103)	(681)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(15,232)	(22,139)	(15,920)	(18,902)	(14,117)
Members' Equity / (Deficit)	15,024	335,101	124,816	489,619	(238)
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 15,274	$ 335,351	$ 125,066	$ 490,154	$ 4,345

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,985	$ 984	$ 1,714	$ 1,984	$ 4,989
Pre-paid Insurance	11	6	26	10	21
Other Receivable	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	1,996	990	1,740	1,994	5,010
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	64,271	35,437	158,042	52,787	115,562
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 66,267	$ 36,427	$ 159,782	$ 54,781	$ 120,572

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ 250	$ 1,541	$ 250	$ 250
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	250	250	1,541	250	250
Members' Equity
Membership Contributions	66,699	36,621	160,430	54,771	120,551
Capital Contribution	14,523	14,200	14,939	14,374	18,084
Distribution to RSE Collection or its affiliates	(443)	(200)	-	-	-
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(14,762)	(14,444)	(17,128)	(14,614)	(18,313)
Members' Equity / (Deficit)	66,017	36,177	158,241	54,531	120,322
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 66,267	$ 36,427	$ 159,782	$ 54,781	$ 120,572

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,000	$ 3,504	$ 670	$ 50	$ 1,999
Pre-paid Insurance	14	110	-	-	22
Other Receivable	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	2,014	3,614	670	50	2,020
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	79,786	612,439	-	-	120,286
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 81,800	$ 616,053	$ 670	$ 50	$ 122,306

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ 2,932	$ 250	$ 250	$ 250
Income Taxes Payable	-	-	665	50	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	250	2,932	915	300	250
Members' Equity
Membership Contributions	82,286	616,716	-	-	122,586
Capital Contribution	13,731	26,462	15,507	14,312	14,085
Distribution to RSE Collection or its affiliates	(500)	(774)	(300)	(300)	(300)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(13,967)	(29,283)	(15,452)	(14,262)	(14,315)
Members' Equity / (Deficit)	81,550	613,121	(245)	(250)	122,056
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 81,800	$ 616,053	$ 670	$ 50	$ 122,306

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,999	$ 2,649	$ 3,700	$ -	$ 1,799	$ 2,898
Pre-paid Insurance	32	13	31	-	4	43
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	2,031	2,662	3,731	-	1,803	2,941
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	182,802	75,903	170,286	-	23,187	235,388
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 184,833	$ 78,565	$ 174,017	$ -	$ 24,990	$ 238,329

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ 250	$ 250	$ -	$ 250	$ 250
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	250	250	250	-	250	250
Members' Equity
Membership Contributions	185,301	79,052	173,986	-	24,986	238,636
Capital Contribution	14,466	14,468	14,127	-	10,861	14,214
Distribution to RSE Collection or its affiliates	(500)	(500)	-	-	-	(350)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(14,684)	(14,705)	(14,346)	-	(11,107)	(14,421)
Members' Equity / (Deficit)	184,583	78,315	173,767	-	24,740	238,079
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 184,833	$ 78,565	$ 174,017	$ -	$ 24,990	$ 238,329

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,300	$ 60	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Pre-paid Insurance	13	-	104	23	25	59
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	2,313	60	4,654	3,087	2,987	4,256
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	75,997	-	572,236	129,227	138,482	325,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 78,310	$ 60	$ 576,890	$ 132,314	$ 141,469	$ 329,846

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ 250	$ 960	$ 250	$ 250	$ 250
Income Taxes Payable	-	50	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	250	300	960	250	250	250
Members' Equity
Membership Contributions	79,297	-	577,286	133,279	141,794	330,287
Capital Contribution	12,847	13,735	27,059	12,083	11,396	22,924
Distribution to RSE Collection or its affiliates	(1,000)	-	(500)	(988)	(350)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(13,084)	(13,975)	(27,915)	(12,310)	(11,621)	(23,115)
Members' Equity / (Deficit)	78,060	(240)	575,930	132,064	141,219	329,596
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 78,310	$ 60	$ 576,890	$ 132,314	$ 141,469	$ 329,846

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,412	$ -	$ 62	$ -	$ 5,489
Pre-paid Insurance	8	-	-	-	50
Other Receivable	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	2,420	-	62	-	5,539
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	46,188	-	-	-	277,811
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 48,608	$ -	$ 62	$ -	$ 283,350

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 250	$ -	$ 250	$ -	$ 535
Income Taxes Payable	-	-	50	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	250	-	300	-	535
Members' Equity
Membership Contributions	48,600	-	-	-	283,775
Capital Contribution	10,607	-	14,470	-	15,705
Distribution to RSE Collection or its affiliates	-	-	-	-	(475)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(10,849)	-	(14,708)	-	(16,190)
Members' Equity / (Deficit)	48,358	-	(238)	-	282,815
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 48,608	$ -	$ 62	$ -	$ 283,350

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Pre-paid Insurance	-	25	16	19	31	31
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	500	425	416	319	331	274
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	3,363	10,200	20,100	36,146	11,903	15,000
Other Assets	952	-	-	-	-	-
TOTAL ASSETS	$ 4,815	$ 10,625	$ 20,516	$ 36,465	$ 12,234	$ 15,274

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 11	$ 3	$ 3	$ 3	$ 3	$ 4
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	363
Total Liabilities	11	3	3	3	3	367
Members' Equity
Membership Contributions	141,061	10,832	20,792	36,738	16,356	15,600
Capital Contribution	1,505	922	774	824	1,263	1,039
Distribution to RSE Collection or its affiliates	-	(232)	(292)	(292)	(238)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(137,762)	(900)	(761)	(808)	(5,150)	(1,732)
Members' Equity / (Deficit)	4,804	10,622	20,513	36,462	12,231	14,907
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 4,815	$ 10,625	$ 20,516	$ 36,465	$ 12,234	$ 15,274

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Assets
Current Assets
Cash and Cash Equivalents	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Pre-paid Insurance	21	28	66	195	52	37
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	375	328	374	572	3,452	402
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,546	13,566	42,944	144,143	286,364	19,535
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 7,921	$ 13,894	$ 43,318	$ 144,715	$ 289,816	$ 19,937

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 3	$ 3	$ 3	$ 250	$ 3
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	400	-	-	400
Total Liabilities	3	3	403	3	250	403
Members' Equity
Membership Contributions	8,138	14,158	43,580	144,848	289,764	20,181
Capital Contribution	890	979	1,587	3,477	7,505	1,253
Distribution to RSE Collection or its affiliates	(238)	(292)	(281)	(281)	-	(281)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(872)	(954)	(1,971)	(3,332)	(7,703)	(1,619)
Members' Equity / (Deficit)	7,918	13,891	42,915	144,712	289,566	19,534
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 7,921	$ 13,894	$ 43,318	$ 144,715	$ 289,816	$ 19,937

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 300	$ 5,000	$ -	$ 600	$ -
Pre-paid Insurance	-	91	19	-	-	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	415
Total Current Assets	500	391	5,019	-	600	415
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	8,635	74,668	108,488	19,481	95,252	25,564
Other Assets	1,165	-	-	2,346	3	1,252
TOTAL ASSETS	$ 10,300	$ 75,059	$ 113,507	$ 21,827	$ 95,855	$ 27,231

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 11	$ 3	$ 718	$ 11	$ 11	$ 11
Income Taxes Payable	-	-	-	54	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Total Liabilities	11	403	718	65	11	11
Members' Equity
Membership Contributions	34,546	75,280	114,038	49,067	290,600	26,027
Capital Contribution	1,666	1,740	5,401	3,386	489	1,777
Distribution to RSE Collection or its affiliates	-	(313)	(550)	-	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(25,923)	(2,052)	(6,100)	(30,691)	(195,245)	(584)
Members' Equity / (Deficit)	10,289	74,655	112,789	21,762	95,844	27,220
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 10,300	$ 75,059	$ 113,507	$ 21,827	$ 95,855	$ 27,231

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 400	$ 501	$ 557	$ 400	$ 500
Pre-paid Insurance	41	8	-	-	82	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	341	408	501	557	482	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	23,920	11,100	6,647	9,731	38,500	66,786
Other Assets	-	-	1,302	1,434	-	2,626
TOTAL ASSETS	$ 24,261	$ 11,508	$ 8,450	$ 11,722	$ 38,982	$ 69,912

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 3	$ 11	$ 11	$ 3	$ 11
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	3	3	11	11	3	11
Members' Equity
Membership Contributions	24,500	11,792	28,860	29,343	42,692	101,987
Capital Contribution	1,059	641	1,782	6,033	1,833	3,079
Distribution to RSE Collection or its affiliates	(281)	(292)	-	-	(292)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,020)	(636)	(22,203)	(23,665)	(5,254)	(35,165)
Members' Equity / (Deficit)	24,258	11,505	8,439	11,711	38,979	69,901
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 24,261	$ 11,508	$ 8,450	$ 11,722	$ 38,982	$ 69,912

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 500	$ 320	$ 320	$ 320	$ 320
Pre-paid Insurance	-	-	65	137	35	34
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	-	500	385	457	355	354
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	49,889	30,452	42,082	99,082	17,481	17,482
Other Assets	1,222	-	-	-	-	-
TOTAL ASSETS	$ 51,111	$ 30,952	$ 42,467	$ 99,539	$ 17,836	$ 17,836

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 11	$ 11	$ 4	$ 3	$ 3	$ 3
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	333	-	-	-
Total Liabilities	11	11	337	3	3	3
Members' Equity
Membership Contributions	50,269	30,952	42,600	99,600	18,000	18,000
Capital Contribution	1,401	453	919	2,478	979	979
Distribution to RSE Collection or its affiliates	-	-	(198)	(198)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(570)	(464)	(1,191)	(2,344)	(948)	(948)
Members' Equity / (Deficit)	51,100	30,941	42,130	99,536	17,833	17,833
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 51,111	$ 30,952	$ 42,467	$ 99,539	$ 17,836	$ 17,836

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Assets
Current Assets
Cash and Cash Equivalents	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Pre-paid Insurance	13	29	49	75	80	41
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	415	410	451	401	482	443
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,700	13,769	29,402	49,187	54,000	22,800
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,115	$ 14,179	$ 29,853	$ 49,588	$ 54,482	$ 23,243

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 3	$ 3	$ 3	$ 3	$ 4
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	400
Total Liabilities	3	3	3	3	670	404
Members' Equity
Membership Contributions	8,300	14,574	30,002	49,637	54,600	23,400
Capital Contribution	627	758	1,177	1,467	1,441	934
Distribution to RSE Collection or its affiliates	(198)	(424)	(198)	(124)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(617)	(732)	(1,131)	(1,395)	(2,031)	(1,297)
Members' Equity / (Deficit)	8,112	14,176	29,850	49,585	53,812	22,839
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,115	$ 14,179	$ 29,853	$ 49,588	$ 54,482	$ 23,243

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ -	$ 66	$ 500	$ 500	$ 300
Pre-paid Insurance	53	-	59	-	-	16
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	53	-	125	500	500	316
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	33,614	85,600	250,000	7,877	7,504	18,998
Other Assets	-	1,484	-	-	2,892	-
TOTAL ASSETS	$ 33,667	$ 87,084	$ 250,125	$ 8,377	$ 10,895	$ 19,314

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 4	$ 11	$ 3	$ 11	$ 11	$ 3
Income Taxes Payable	-	1,202	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	4	1,213	3	11	11	3
Members' Equity
Membership Contributions	32,824	84,902	250,545	58,900	32,764	19,531
Capital Contribution	2,324	12,228	960	15,208	10,153	598
Distribution to RSE Collection or its affiliates	(424)	-	-	-	-	(232)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,061)	(11,259)	(1,383)	(65,742)	(32,033)	(586)
Members' Equity / (Deficit)	33,663	85,871	250,122	8,366	10,884	19,311
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 33,667	$ 87,084	$ 250,125	$ 8,377	$ 10,895	$ 19,314

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Pre-paid Insurance	51	25	65	25	-	41
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,081	348	467	425	500	2,841
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	202,121	6,625	42,000	70,000	23,139	124,950
Other Assets	-	-	-	-	2,981	-
TOTAL ASSETS	$ 203,202	$ 6,973	$ 42,467	$ 70,425	$ 26,620	$ 127,791

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 4	$ 3	$ 3	$ 11	$ 3
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	3	4	3	3	11	3
Members' Equity
Membership Contributions	203,390	10,851	42,600	70,909	66,810	163,666
Capital Contribution	1,084	707	1,201	780	12,290	952
Distribution to RSE Collection or its affiliates	(238)	(198)	(198)	(509)	-	(747)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,037)	(4,391)	(1,139)	(758)	(52,491)	(36,083)
Members' Equity / (Deficit)	203,199	6,969	42,464	70,422	26,609	127,788
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 203,202	$ 6,973	$ 42,467	$ 70,425	$ 26,620	$ 127,791

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Pre-paid Insurance	37	72	-	121	20	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	437	501	500	448	420	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	20,000	57,729	3,881	85,074	6,000	39,873
Other Assets	-	-	1,602	-	-	2,359
TOTAL ASSETS	$ 20,437	$ 58,230	$ 5,984	$ 85,522	$ 6,420	$ 42,732

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 2	$ 11	$ 4	$ 4	$ 11
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	93	-	-	-
Due to the Manager or its Affiliates	500	204	546	400	-	-
Total Liabilities	503	206	650	404	4	11
Members' Equity
Membership Contributions	20,909	58,505	20,785	85,600	6,718	39,100
Capital Contribution	1,059	1,406	6,389	1,894	704	4,011
Distribution to RSE Collection or its affiliates	(509)	(477)	-	(198)	(318)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(1,525)	(1,410)	(21,840)	(2,178)	(688)	(390)
Members' Equity / (Deficit)	19,934	58,024	5,334	85,118	6,416	42,721
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 20,437	$ 58,230	$ 5,984	$ 85,522	$ 6,420	$ 42,732

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Pre-paid Insurance	22	20	23	16	14	19
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	322	354	2,201	416	381	327
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,806	6,066	62,263	16,498	13,033	35,092
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,128	$ 6,420	$ 64,464	$ 16,914	$ 13,414	$ 35,419

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 4	$ 4	$ 3	$ 4	$ 3	$ 3
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	400	400	1,500	-	-	-
Total Liabilities	404	404	1,503	4	3	3
Members' Equity
Membership Contributions	8,344	6,638	62,941	17,131	13,999	35,880
Capital Contribution	589	562	864	535	500	631
Distribution to RSE Collection or its affiliates	(238)	(238)	-	(232)	(599)	(480)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(971)	(946)	(844)	(524)	(489)	(615)
Members' Equity / (Deficit)	7,724	6,016	62,961	16,910	13,411	35,416
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,128	$ 6,420	$ 64,464	$ 16,914	$ 13,414	$ 35,419

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Assets
Current Assets
Cash and Cash Equivalents	$ 771	$ 400	$ 50	$ 235	$ 355	$ 320
Pre-paid Insurance	7	29	-	5	41	56
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	778	429	50	240	396	376
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	11,856	22,900	-	24,165	23,005	34,882
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 12,634	$ 23,329	$ 50	$ 24,405	$ 23,401	$ 35,258

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 145	$ 3	$ -	$ 4	$ 3	$ 3
Income Taxes Payable	-	-	50	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	500
Total Liabilities	145	3	50	4	3	503
Members' Equity
Membership Contributions	13,360	23,663	-	24,877	23,723	35,400
Capital Contribution	987	903	-	455	746	1,207
Distribution to RSE Collection or its affiliates	(1,300)	(363)	-	(477)	(363)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(558)	(877)	-	(454)	(708)	(1,654)
Members' Equity / (Deficit)	12,489	23,326	-	24,401	23,398	34,755
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 12,634	$ 23,329	$ 50	$ 24,405	$ 23,401	$ 35,258

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Assets
Current Assets
Cash and Cash Equivalents	$ 331	$ 300	$ 300	$ 300	$ 346	$ 362
Pre-paid Insurance	18	20	34	20	310	152
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	349	320	334	320	656	514
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	3,250	6,561	17,387	40,248	166,771	110,038
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 3,599	$ 6,881	$ 17,721	$ 40,568	$ 167,427	$ 110,552

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 3	$ 3	$ 3	$ 3	$ 3
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	75	-	1,000	-	-
Total Liabilities	3	78	3	1,003	3	3
Members' Equity
Membership Contributions	5,738	7,179	18,164	40,781	167,025	110,900
Capital Contribution	517	526	712	525	3,989	1,906
Distribution to RSE Collection or its affiliates	(238)	(318)	(477)	(232)	(154)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(2,421)	(584)	(681)	(1,509)	(3,437)	(1,757)
Members' Equity / (Deficit)	3,596	6,803	17,718	39,565	167,423	110,549
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 3,599	$ 6,881	$ 17,721	$ 40,568	$ 167,427	$ 110,552

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2023

	Series #BOBAPROTO	Series #BATMAN	Series #ARSHAM1	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$ 332	$ -	$ 600	$ 117,244
Pre-paid Insurance	188	-	22	3,964
Other Receivable	-	-	-	6,500
Due From the Manager or its Affiliates	-	-	-	415
Total Current Assets	520	-	622	128,123
Other Assets
Collection Assets - Deposit	-	-	-	-
Collection Assets - Owned	138,867	-	120,560	8,811,095
Other Assets	-	-	-	41,383
TOTAL ASSETS	$ 139,387	$ -	$ 121,182	$ 8,980,602

LIABILITIES AND MEMBERS’ EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ -	$ 1,411	$ 23,085
Income Taxes Payable	-	-	-	6,603
Insurance Payable	-	-	-	1,689
Due to the Manager or its Affiliates	49	-	-	323,411
Total Liabilities	52	-	1,411	354,788
Members’ Equity
Membership Contributions	139,817	-	121,160	9,304,951
Capital Contribution	2,198	-	2,367	1,676,932
Distribution to RSE Collection or its affiliates	(667)	-	-	-
Distribution to Series	-	-	-	-
Accumulated Surplus / (Deficit)	(2,013)	-	(3,756)	(2,356,069)
Members' Equity / (Deficit)	139,335	-	119,771	8,625,813
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 139,387	$ -	$ 121,182	$ 8,980,602

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Assets
Current Assets
Cash and Cash Equivalents	$ 4,149	$ -	$ -	$ 2,214	$ 960	$ 15,185
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due From the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	4,149	-	-	2,214	960	15,185
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	106,266	175,826	132,382	408,386	114,581	-
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,541	$ 15,185

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	15,185
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	15,185
Members' Equity
Membership Contributions	111,236	163,883	133,508	422,131	116,742	-
Capital Contribution from Manager	16,433	19,980	17,828	44,479	14,708	13,015
Capital Contribution for shortfall at Offering close	-	12,344	-	3,357	444	-
Distribution to RSE Collection	(821)	(401)	(1,126)	(14,888)	(1,645)	(250)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(16,433)	(19,980)	(17,828)	(44,479)	(14,708)	(12,765)
Members' Equity / (Deficit)	110,415	175,826	132,382	410,600	115,541	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 110,415	$ 175,826	$ 132,382	$ 410,600	$ 115,541	$ 15,185

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Assets
Current Assets
Cash and Cash Equivalents	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 1,985
Pre-paid Insurance	-	-	-	-	-
Other Receivable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	485	2,485	2,500	1,485	1,985
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	14,786	332,806	122,544	488,586	101,786
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Members' Equity
Membership Contributions	15,446	335,691	125,757	487,801	104,452
Capital Contribution from Manager	13,266	19,748	13,812	14,850	12,740
Capital Contribution for shortfall at Offering close	-	-	-	7,373	-
Distribution to RSE Collection	(175)	(400)	(713)	(5,103)	(681)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(13,266)	(19,748)	(13,812)	(14,850)	(12,740)
Members' Equity / (Deficit)	15,271	335,291	125,044	490,071	103,771
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 15,271	$ 335,291	$ 125,044	$ 490,071	$ 103,771

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,985	$ 984	$ 1,714	$ 1,984	$ 4,989
Pre-paid Insurance	-	-	-	-	-
Other Receivable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	1,985	984	1,714	1,984	4,989
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	64,271	35,437	158,042	52,787	115,562
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 66,256	$ 36,421	$ 159,755	$ 54,771	$ 120,551

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Members' Equity
Membership Contributions	66,699	36,621	160,430	54,771	120,551
Capital Contribution from Manager	12,732	12,452	13,269	12,596	12,816
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	(443)	(200)	-	-	-
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(12,732)	(12,452)	(13,944)	(12,596)	(12,816)
Members' Equity / (Deficit)	66,256	36,421	159,755	54,771	120,551
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 66,256	$ 36,421	$ 159,755	$ 54,771	$ 120,551

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 2,000	$ 3,504	$ 3,000	$ 2,000	$ 1,999
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	-	2,000	3,504	3,000	2,000	1,999
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	-	79,786	612,439	186,301	136,465	120,286
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ -	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Members' Equity
Membership Contributions	-	82,286	616,716	189,601	138,765	122,586
Capital Contribution from Manager	-	11,915	17,544	13,575	12,445	12,205
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(500)	(773)	(300)	(300)	(299)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	-	(11,915)	(17,544)	(13,575)	(12,445)	(12,207)
Members' Equity / (Deficit)	-	81,786	615,943	189,301	138,465	122,285
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ -	$ 81,786	$ 615,943	$ 189,301	$ 138,465	$ 122,285

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,999	$ 2,649	$ 3,700	$ 3,050	$ 1,799	$ 2,898
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,999	2,649	3,700	3,050	1,799	2,898
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	182,802	75,903	170,286	-	23,187	235,388
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 184,801	$ 78,552	$ 173,986	$ 3,050	$ 24,986	$ 238,286

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	1,873	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	1,873	-	-
Members' Equity
Membership Contributions	185,301	79,052	173,986	-	24,986	238,636
Capital Contribution from Manager	12,496	12,657	12,170	7,861	9,131	12,157
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(500)	(500)	-	-	-	(350)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(12,496)	(12,657)	(12,170)	(6,684)	(9,131)	(12,157)
Members' Equity / (Deficit)	184,801	78,552	173,986	1,177	24,986	238,286
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 184,801	$ 78,552	$ 173,986	$ 3,050	$ 24,986	$ 238,286

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,300	$ 4,148	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	2,300	4,148	4,550	3,064	2,962	4,197
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	75,997	63,071	572,236	129,227	138,482	325,590
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Members' Equity
Membership Contributions	79,297	65,005	577,286	133,279	141,794	330,287
Capital Contribution from Manager	11,036	9,751	23,290	10,193	9,492	20,730
Capital Contribution for shortfall at Offering close	-	2,214	-	-	-	-
Distribution to RSE Collection	(1,000)	-	(500)	(988)	(350)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(11,036)	(9,751)	(23,290)	(10,193)	(9,492)	(20,730)
Members' Equity / (Deficit)	78,297	67,219	576,786	132,291	141,444	329,787
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 78,297	$ 67,219	$ 576,786	$ 132,291	$ 141,444	$ 329,787

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Assets
Current Assets
Cash and Cash Equivalents	$ 2,412	$ 30,605	$ 3,662	$ 11,004	$ 5,489
Pre-paid Insurance	-	-	-	-	-
Other Receivable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Total Current Assets	2,412	30,605	3,662	11,004	5,489
Other Assets
Collection Assets - Deposit	-	-	-	-	-
Collection Assets - Owned	46,188	-	47,388	-	277,811
Other Assets	-	-	-	-	-
TOTAL ASSETS	$ 48,600	$ 30,605	$ 51,050	$ 11,004	$ 283,300

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ -	$ 850
Income Taxes Payable	-	30,605	-	11,004	-
Insurance Payable	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	-	30,605	-	11,004	850
Members' Equity
Membership Contributions	48,600	-	47,020	-	283,775
Capital Contribution from Manager	8,842	12,756	8,690	8,247	12,738
Capital Contribution for shortfall at Offering close	-	400	4,030	-	-
Distribution to RSE Collection	-	(400)	-	(700)	(475)
Distribution to Series	-	-	-	-	-
Accumulated Surplus / (Deficit)	(8,842)	(12,756)	(8,690)	(7,547)	(13,588)
Members' Equity / (Deficit)	48,600	-	51,050	-	282,450
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 48,600	$ 30,605	$ 51,050	$ 11,004	$ 283,300

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Pre-paid Insurance	-	12	12	12	11	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	500	412	412	312	311	255
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	140,561	10,200	20,100	36,146	11,903	15,000
Other Assets	952	-	-	-	-	-
TOTAL ASSETS	$ 142,013	$ 10,612	$ 20,512	$ 36,458	$ 12,214	$ 15,255

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ 2	$ 2	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	135
Due to the Manager or its Affiliates	-	-	-	-	-	363
Total Liabilities	-	2	2	2	2	501
Members' Equity
Membership Contributions	141,061	10,832	20,792	36,738	16,356	15,600
Capital Contribution from Manager	1,220	471	401	424	756	371
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(231)	(292)	(292)	(239)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Members' Equity / (Deficit)	142,013	10,610	20,510	36,456	12,212	14,754
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 142,013	$ 10,612	$ 20,512	$ 36,458	$ 12,214	$ 15,255

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Assets
Current Assets
Cash and Cash Equivalents	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Pre-paid Insurance	12	12	12	12	-	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	366	312	320	389	3,400	377
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,546	13,566	42,944	144,143	286,364	19,535
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 7,912	$ 13,878	$ 43,264	$ 144,532	$ 289,764	$ 19,912

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	2	2	-	2
Members' Equity
Membership Contributions	8,138	14,158	43,580	144,848	289,764	20,181
Capital Contribution from Manager	469	497	788	1,598	5,372	703
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(280)	(281)	-	(281)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Members' Equity / (Deficit)	7,910	13,875	43,262	144,530	289,764	19,910
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 7,912	$ 13,878	$ 43,264	$ 144,532	$ 289,764	$ 19,912

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 300	$ 5,000	$ -	$ 600	$ 500
Pre-paid Insurance	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	500	-	-
Total Current Assets	500	300	5,000	500	600	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	34,046	74,668	108,488	51,507	290,000	26,001
Other Assets	1,165	-	-	2,359	3	1,252
TOTAL ASSETS	$ 35,711	$ 74,968	$ 113,488	$ 54,366	$ 290,603	$ 27,753

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ 2	$ -	$ -	$ -	$ -
Income Taxes Payable	-	-	-	970	-	85
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Total Liabilities	-	402	-	970	-	85
Members' Equity
Membership Contributions	34,546	75,280	114,038	49,067	290,600	26,027
Capital Contribution from Manager	1,382	719	1,994	2,631	204	1,492
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(311)	(550)	-	-	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(217)	(1,122)	(1,994)	1,698	(201)	149
Members' Equity / (Deficit)	35,711	74,566	113,488	53,396	290,603	27,668
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 35,711	$ 74,968	$ 113,488	$ 54,366	$ 290,603	$ 27,753

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 400	$ 501	$ 602	$ 400	$ 500
Pre-paid Insurance	12	6	-	-	12	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	406	501	602	412	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	23,920	11,100	28,359	28,792	38,500	101,487
Other Assets	-	-	1,302	1,434	-	2,625
TOTAL ASSETS	$ 24,232	$ 11,506	$ 30,162	$ 30,828	$ 38,912	$ 104,612

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ -	$ 51	$ 2	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	2	-	51	2	-
Members' Equity
Membership Contributions	24,500	11,792	28,860	29,200	42,692	101,987
Capital Contribution from Manager	449	282	1,497	5,731	904	2,794
Capital Contribution for shortfall at Offering close	-	-	-	143	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(439)	(278)	(195)	(4,297)	(4,394)	(169)
Members' Equity / (Deficit)	24,229	11,504	30,162	30,777	38,910	104,612
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 24,232	$ 11,506	$ 30,162	$ 30,828	$ 38,912	$ 104,612

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Assets
Current Assets
Cash and Cash Equivalents	$ 500	$ 500	$ 320	$ 320	$ 320	$ 320
Pre-paid Insurance	-	-	12	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	500	500	332	332	332	332
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	50,556	30,452	42,082	99,082	17,482	17,482
Other Assets	1,222	-	-	-	-	-
TOTAL ASSETS	$ 52,278	$ 30,952	$ 42,414	$ 99,414	$ 17,814	$ 17,814

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ 3	$ 2	$ 2	$ 2
Income Taxes Payable	225	-	-	-	-	-
Insurance Payable	-	-	233	550	97	97
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	225	-	236	552	99	99
Members' Equity
Membership Contributions	50,269	30,952	42,600	99,600	18,000	18,000
Capital Contribution from Manager	1,390	168	230	461	230	230
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(199)	(199)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	394	(168)	(453)	(1,002)	(316)	(316)
Members' Equity / (Deficit)	52,053	30,952	42,178	98,861	17,715	17,715
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 52,278	$ 30,952	$ 42,414	$ 99,414	$ 17,814	$ 17,814

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Assets
Current Assets
Cash and Cash Equivalents	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Pre-paid Insurance	12	-	12	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	414	381	414	338	414	414
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,700	13,769	29,401	49,188	54,000	22,800
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,114	$ 14,150	$ 29,815	$ 49,526	$ 54,414	$ 23,214

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 3	$ 2	$ 2	$ 2	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	6	90	168	-	302	127
Due to the Manager or its Affiliates	-	-	-	-	667	-
Total Liabilities	9	93	170	2	971	130
Members' Equity
Membership Contributions	8,300	14,574	30,002	49,637	54,600	23,400
Capital Contribution from Manager	268	179	228	566	222	222
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(264)	(272)	(387)	(556)	(1,181)	(340)
Members' Equity / (Deficit)	8,105	14,057	29,645	49,523	53,443	23,084
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,114	$ 14,150	$ 29,815	$ 49,526	$ 54,414	$ 23,214

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 7,291	$ 66	$ 500	$ 500	$ 300
Pre-paid Insurance	12	-	12	-	-	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	12	7,291	78	500	500	312
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	33,614	87,370	250,000	73,188	39,105	18,998
Other Assets	-	1,501	-	-	2,892	-
TOTAL ASSETS	$ 33,626	$ 96,162	$ 250,078	$ 73,688	$ 42,496	$ 19,310

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 6,791	$ 2	$ -	$ -	$ 2
Income Taxes Payable	-	1,024	-	-	-	-
Insurance Payable	193	-	17	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	195	7,815	19	-	-	2
Members' Equity
Membership Contributions	32,824	84,902	250,545	58,900	32,764	19,531
Capital Contribution from Manager	1,448	11,452	201	136	3,028	227
Capital Contribution for shortfall at Offering close	-	-	-	14,788	6,841	-
Distribution to RSE Collection	(424)	-	-	-	-	(233)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(417)	(8,007)	(688)	(136)	(136)	(217)
Members' Equity / (Deficit)	33,431	88,347	250,059	73,688	42,496	19,308
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 33,626	$ 96,162	$ 250,078	$ 73,688	$ 42,496	$ 19,310

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Assets
Current Assets
Cash and Cash Equivalents	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Pre-paid Insurance	12	12	12	12	-	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	1,042	335	414	412	500	2,800
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	202,122	10,330	42,000	70,000	75,206	160,119
Other Assets	-	-	-	-	2,981	-
TOTAL ASSETS	$ 203,164	$ 10,665	$ 42,414	$ 70,412	$ 78,687	$ 162,919

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ 2	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	-	52	213	106	-	103
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	2	55	215	108	-	105
Members' Equity
Membership Contributions	203,390	10,851	42,600	70,909	66,810	163,666
Capital Contribution from Manager	421	205	198	220	3,109	139
Capital Contribution for shortfall at Offering close	-	-	-	-	8,896	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(411)	(247)	(401)	(316)	(127)	(245)
Members' Equity / (Deficit)	203,161	10,610	42,199	70,304	78,687	162,814
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 203,164	$ 10,665	$ 42,414	$ 70,412	$ 78,687	$ 162,919

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Assets
Current Assets
Cash and Cash Equivalents	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Pre-paid Insurance	12	12	-	12	12	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	412	441	500	339	412	500
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	20,000	57,729	24,631	85,074	6,000	39,873
Other Assets	-	-	1,602	-	-	2,359
TOTAL ASSETS	$ 20,412	$ 58,169	$ 26,733	$ 85,414	$ 6,412	$ 42,732

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 45	$ -	$ -	$ 2	$ 45	$ -
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	125	241	-	386	30	-
Due to the Manager or its Affiliates	-	204	545	-	-	-
Total Liabilities	170	445	545	388	75	-
Members' Equity
Membership Contributions	20,909	58,505	20,785	85,600	6,718	39,100
Capital Contribution from Manager	171	261	1,758	155	226	3,726
Capital Contribution for shortfall at Offering close	-	-	4,346	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(329)	(565)	(701)	(531)	(289)	(94)
Members' Equity / (Deficit)	20,242	57,724	26,188	85,026	6,337	42,732
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 20,412	$ 58,169	$ 26,733	$ 85,414	$ 6,412	$ 42,732

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Assets
Current Assets
Cash and Cash Equivalents	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Pre-paid Insurance	12	12	-	12	12	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	312	346	2,178	412	379	320
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	7,806	6,066	62,263	16,498	13,033	35,092
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 8,118	$ 6,412	$ 64,441	$ 16,910	$ 13,412	$ 35,412

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 2	$ 2	$ -	$ 2	$ 45
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	40	31	44	-	11	39
Due to the Manager or its Affiliates	400	400	1,500	-	-	-
Total Liabilities	442	434	1,546	-	13	84
Members' Equity
Membership Contributions	8,344	6,638	62,941	17,131	13,999	35,880
Capital Contribution from Manager	125	125	258	171	126	151
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(556)	(547)	(304)	(159)	(128)	(223)
Members' Equity / (Deficit)	7,675	5,978	62,894	16,910	13,399	35,328
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 8,118	$ 6,412	$ 64,441	$ 16,910	$ 13,412	$ 35,412

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Assets
Current Assets
Cash and Cash Equivalents	$ 771	$ 400	$ 4,500	$ 235	$ 355	$ 320
Pre-paid Insurance	-	10	-	-	10	12
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Total Current Assets	771	410	4,500	235	364	332
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	11,856	22,900	126,092	24,165	23,005	34,882
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 12,627	$ 23,310	$ 130,592	$ 24,400	$ 23,370	$ 35,214

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ -	$ -	$ -	$ 56	$ 2	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	25	85	-	16	80	264
Due to the Manager or its Affiliates	-	-	-	-	-	-
Total Liabilities	25	85	-	72	83	266
Members' Equity
Membership Contributions	13,360	23,663	131,192	24,877	23,723	35,400
Capital Contribution from Manager	86	286	6,661	61	79	104
Capital Contribution for shortfall at Offering close	567	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(111)	(361)	(6,661)	(133)	(152)	(358)
Members' Equity / (Deficit)	12,601	23,225	130,592	24,328	23,287	34,947
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 12,627	$ 23,310	$ 130,592	$ 24,400	$ 23,370	$ 35,214

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Assets
Current Assets
Cash and Cash Equivalents	$ 331	$ 300	$ 300	$ 300	$ 346	$ -
Pre-paid Insurance	12	12	12	12	47	-
Other Receivable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	362
Total Current Assets	343	312	312	312	393	362
Other Assets
Collection Assets - Deposit	-	-	-	-	-	-
Collection Assets - Owned	5,169	6,561	17,387	40,248	166,771	110,038
Other Assets	-	-	-	-	-	-
TOTAL ASSETS	$ 5,512	$ 6,873	$ 17,699	$ 40,560	$ 167,164	$ 110,400
LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ -	$ 2	$ -	$ -	$ 2
Income Taxes Payable	-	-	-	-	-	-
Insurance Payable	29	32	72	-	-	377
Due to the Manager or its Affiliates	-	75	-	-	-	-
Total Liabilities	31	107	74	-	-	379
Members' Equity
Membership Contributions	5,738	7,179	18,164	40,781	167,025	110,900
Capital Contribution from Manager	92	85	115	122	1,200	12
Capital Contribution for shortfall at Offering close	-	-	-	-	246	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution to Series	-	-	-	-	-	-
Accumulated Surplus / (Deficit)	(111)	(181)	(177)	(110)	(1,153)	(392)
Members' Equity / (Deficit)	5,481	6,766	17,625	40,560	167,164	110,021
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 5,512	$ 6,873	$ 17,699	$ 40,560	$ 167,164	$ 110,400

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Balance Sheets as of December 31, 2022

	Series #BOBAPROTO	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$ -	$ 212,129
Pre-paid Insurance	4	735
Other Receivable	-	12,920
Due from the Manager or its Affiliates	332	1,943
Total Current Assets	336	227,727
Other Assets
Collection Assets - Deposit	-	-
Collection Assets - Owned	138,867	12,510,108
Other Assets	-	41,420
TOTAL ASSETS	$ 139,203	$ 12,779,255

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$ 2	$ 12,729
Income Taxes Payable	-	60,971
Insurance Payable	356	9,292
Due to the Manager or its Affiliates	49	2,382,062
Total Liabilities	407	2,465,054
Members' Equity
Membership Contributions	139,817	10,273,816
Capital Contribution from Manager	19	1,171,157
Capital Contribution for shortfall at Offering close	-	80,098
Distribution to RSE Collection	(667)	-
Distribution to Series	-	-
Accumulated Surplus / (Deficit)	(373)	(1,210,870)
Members' Equity / (Deficit)	138,796	10,314,201
TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 139,203	$ 12,779,255

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,700)	$ (1,550)	$ (600)	$ (1,700)	$ -
Transportation	-	-	(799)	(850)	-	-
Insurance	(139)	(225)	(167)	(547)	(146)	-
Maintenance	(431)	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(240)	(240)	(246)	(240)	-
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	9,174	2,618	-	15,419	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,516)	7,009	(138)	(2,243)	13,333	-
Provision for Income Taxes	-	(50)	(50)	-	(50)	-
Net Income / (Loss)	$ (2,516)	$ 6,959	$ (188)	$ (2,243)	$ 13,283	$ -

Basic and Diluted (Loss) per Membership Interest	$ (1.26)	$ 3.48	$ (0.09)	$ (1.12)	$ 6.64	$ -
Weighted Average Membership Interests	2,000	2,000	2,000	2,000	2,000	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,700)	$ (1,700)	$ (1,700)	$ (1,700)
Transportation	-	-	-	(1,200)	-
Insurance	(20)	(446)	(162)	(621)	(130)
Maintenance	-	-	-	(285)	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(240)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	35,214
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,966)	(2,392)	(2,108)	(4,052)	33,144
Provision for Income Taxes	-	-	-	-	(4,333)
Net Income / (Loss)	$ (1,966)	$ (2,392)	$ (2,108)	$ (4,052)	$ 28,811

Basic and Diluted (Loss) per Membership Interest	$ (0.98)	$ (0.48)	$ (1.05)	$ (0.81)	$ 14.41
Weighted Average Membership Interests	2,000	5,000	2,000	5,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,700)	$ (1,200)	$ (1,700)	$ (1,700)
Transportation	-	-	-	-	-
Insurance	(84)	(46)	(197)	(71)	(155)
Maintenance	-	-	(1,541)	-	(3,396)
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,030)	(1,992)	(3,184)	(2,017)	(5,497)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (2,030)	$ (1,992)	$ (3,184)	$ (2,017)	$ (5,497)

Basic and Diluted (Loss) per Membership Interest	$ (1.02)	$ (1.00)	$ (1.06)	$ (1.01)	$ (2.75)
Weighted Average Membership Interests	2,000	$ 2,000	$ 3,000	$ 2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,718)	$ (1,700)	$ (1,700)	$ (1,700)
Transportation	-	(6,349)	-	-	-
Insurance	(106)	(1,153)	(242)	(176)	(162)
Maintenance	-	(2,274)	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(240)	(240)	(246)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	18,699	4,535	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,052)	(11,740)	16,517	2,419	(2,108)
Provision for Income Taxes	-	-	(665)	(50)	-
Net Income / (Loss)	$ (2,052)	$ (11,740)	$ 15,852	$ 2,369	$ (2,108)

Basic and Diluted (Loss) per Membership Interest	$ (1.03)	$ (2.35)	$ 5.28	$ 0.79	$ (1.05)
Weighted Average Membership Interests	2,000	5,000	3,000	3,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,700)	$ (1,700)	$ -	$ (1,700)	$ (1,700)
Transportation	-	-	-	-	-	-
Insurance	(242)	(101)	(230)	-	(30)	(317)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	-	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,188)	(2,047)	(2,176)	-	(1,976)	(2,263)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,188)	$ (2,047)	$ (2,176)	$ -	$ (1,976)	$ (2,263)

Basic and Diluted (Loss) per Membership Interest	$ (0.73)	$ (0.68)	$ (1.09)	$ -	$ (0.40)	$ (0.75)
Weighted Average Membership Interests	3,000	3,000	2,000	-	5,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ (1,700)	$ (1,700)	$ (1,700)	$ (1,700)	$ (1,700)
Transportation	-	-	(1,200)	-	-	-
Insurance	(101)	(80)	(770)	(171)	(183)	(439)
Maintenance	-	-	(710)	-	-	-
Bookkeeping and Accounting Fees	(246)	(240)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	(1,071)	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,047)	(3,091)	(4,626)	(2,117)	(2,129)	(2,385)
Provision for Income Taxes	-	(50)	-	-	-	-
Net Income / (Loss)	$ (2,047)	$ (3,141)	$ (4,626)	$ (2,117)	$ (2,129)	$ (2,385)

Basic and Diluted (Loss) per Membership Interest	$ (1.02)	$ (1.43)	$ (0.93)	$ (2.12)	$ (1.06)	$ (0.48)
Weighted Average Membership Interests	2,000	2,200	5,000	1,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,700)	$ -	$ (1,700)	$ -	$ (1,700)
Transportation	-	-	-	-	-
Insurance	(61)	-	(60)	-	(371)
Maintenance	-	-	-	-	(285)
Bookkeeping and Accounting Fees	(246)	-	(240)	-	(246)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	10,612	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,007)	-	8,612	-	(2,602)
Provision for Income Taxes	-	-	(50)	-	-
Net Income / (Loss)	$ (2,007)	$ -	$ 8,562	$ -	$ (2,602)

Basic and Diluted (Loss) per Membership Interest	$ (1.00)	$ -	$ 1.71	$ -	$ (1.30)
Weighted Average Membership Interests	2,000	-	5,000	-	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Expenses, gains, losses, interest and other investing income
Storage	$ (50)	$ (13)	$ (13)	$ (13)	$ (13)	$ (31)
Transportation	-	-	-	-	-	(13)
Insurance	-	(179)	(112)	(134)	(230)	(225)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(137,198)	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(137,494)	(438)	(371)	(393)	(489)	(515)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (137,494)	$ (438)	$ (371)	$ (393)	$ (489)	$ (515)

Basic and Diluted (Loss) per Membership Interest	$ (6.87)	$ (0.22)	$ (0.15)	$ (0.04)	$ (0.13)	$ (0.26)
Weighted Average Membership Interests	20,000	2,000	2,500	10,000	3,700	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (13)	$ (13)	$ (13)	$ (1,700)	$ (13)
Transportation	-	-	-	-	-	-
Insurance	(154)	(208)	(486)	(1,438)	(385)	(267)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	(400)	-	-	(400)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(413)	(467)	(1,145)	(1,697)	(2,331)	(926)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (413)	$ (467)	$ (1,145)	$ (1,697)	$ (2,331)	$ (926)

Basic and Diluted (Loss) per Membership Interest	$ (0.21)	$ (0.16)	$ (0.11)	$ (0.05)	$ (0.16)	$ (0.23)
Weighted Average Membership Interests	2,000	3,000	10,000	33,000	14,875	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Expenses, gains, losses, interest and other investing income
Storage	$ (50)	$ (13)	$ (1,700)	$ (51)	$ (50)	$ (50)
Transportation	-	-	(1,550)	-	-	-
Insurance	-	(672)	(142)	-	-	-
Maintenance	-	-	(468)	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(12)	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(25,411)	-	-	(32,498)	(194,748)	(437)
Investment Income/(Loss)	-	-	-	471	-	-
Income / (Loss) Before Income Taxes	(25,707)	(931)	(4,106)	(32,336)	(195,044)	(733)
Provision for Income Taxes	-	-	-	(54)	-	-
Net Income / (Loss)	$ (25,707)	$ (931)	$ (4,106)	$ (32,390)	$ (195,044)	$ (733)

Basic and Diluted (Loss) per Membership Interest	$ (3.38)	$ (0.05)	$ (0.34)	$ (3.00)	$ (3.15)	$ (0.18)
Weighted Average Membership Interests	7,600	20,000	12,000	10,800	62,000	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Expenses, gains, losses, interest and other investing income
Storage	$ (31)	$ (13)	$ (50)	$ (50)	$ (13)	$ (50)
Transportation	-	-	-	-	-	-
Insurance	(304)	(99)	-	-	(601)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	(21,712)	(19,061)	-	(34,701)
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(581)	(358)	(22,008)	(19,357)	(860)	(34,997)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (581)	$ (358)	$ (22,008)	$ (19,357)	$ (860)	$ (34,997)

Basic and Diluted (Loss) per Membership Interest	$ (0.08)	$ (0.18)	$ (3.67)	$ (3.12)	$ (0.09)	$ (1.67)
Weighted Average Membership Interests	7,000	2,000	6,000	6,200	9,400	21,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Expenses, gains, losses, interest and other investing income
Storage	$ (50)	$ (50)	$ (13)	$ (32)	$ (20)	$ (20)
Transportation	-	-	-	(50)	(119)	(119)
Insurance	-	-	(479)	(1,014)	(247)	(247)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(667)	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(963)	(296)	(738)	(1,342)	(632)	(632)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (963)	$ (296)	$ (738)	$ (1,342)	$ (632)	$ (632)

Basic and Diluted (Loss) per Membership Interest	$ (0.09)	$ (0.05)	$ (0.09)	$ (0.13)	$ (0.21)	$ (0.21)
Weighted Average Membership Interests	10,400	6,400	8,000	10,500	3,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (13)	$ (20)	$ (42)	$ (13)	$ (13)
Transportation	-	-	(119)	(6)	-	-
Insurance	(94)	(201)	(359)	(544)	(591)	(298)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	(400)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(353)	(460)	(744)	(838)	(850)	(957)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (353)	$ (460)	$ (744)	$ (838)	$ (850)	$ (957)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.11)	$ (0.19)	$ (0.08)	$ (0.07)	$ (0.37)
Weighted Average Membership Interests	5,000	4,000	4,000	11,000	12,000	2,600

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (50)	$ (13)	$ (50)	$ (50)	$ (13)
Transportation	-	-	-	-	-	-
Insurance	(384)	-	(436)	-	-	(110)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	(18)	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	(5,710)	-	(65,310)	(31,601)	-
Investment Income/(Loss)	-	3,941	-	-	-	-
Income / (Loss) Before Income Taxes	(643)	(2,083)	(695)	(65,606)	(31,897)	(369)
Provision for Income Taxes	-	(1,202)	-	-	-	-
Net Income / (Loss)	$ (643)	$ (3,285)	$ (695)	$ (65,606)	$ (31,897)	$ (369)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ (0.19)	$ (0.03)	$ (5.47)	$ (4.75)	$ (0.08)
Weighted Average Membership Interests	5,000	17,500	27,500	12,000	6,720	4,500

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (13)	$ (13)	$ (13)	$ (50)	$ (20)
Transportation	-	-	-	-	-	(119)
Insurance	(367)	(180)	(479)	(182)	-	(284)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	(3,705)	-	-	(52,067)	(35,169)
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(626)	(4,144)	(738)	(441)	(52,363)	(35,838)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (626)	$ (4,144)	$ (738)	$ (441)	$ (52,363)	$ (35,838)

Basic and Diluted (Loss) per Membership Interest	$ (0.03)	$ (3.32)	$ (0.09)	$ (0.03)	$ (3.85)	$ (2.11)
Weighted Average Membership Interests	20,000	1,250	8,000	15,000	13,600	17,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Expenses, gains, losses, interest and other investing income
Storage	$ (100)	$ (31)	$ (50)	$ (88)	$ (13)	$ (50)
Transportation	(79)	(13)	-	(30)	-	-
Insurance	(272)	(554)	(93)	(883)	(140)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	(500)	-	-	(400)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	(20,750)	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,197)	(844)	(21,139)	(1,647)	(399)	(296)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (1,197)	$ (844)	$ (21,139)	$ (1,647)	$ (399)	$ (296)

Basic and Diluted (Loss) per Membership Interest	$ (0.27)	$ (0.11)	$ (0.22)	$ (0.09)	$ (0.11)	$ (0.03)
Weighted Average Membership Interests	4,500	8,000	2,150	19,000	3,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (13)	$ (20)	$ (13)	$ (13)	$ (13)
Transportation	-	-	(119)	-	-	-
Insurance	(156)	(140)	(155)	(106)	(102)	(133)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(415)	(399)	(540)	(365)	(361)	(392)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (415)	$ (399)	$ (540)	$ (365)	$ (361)	$ (392)

Basic and Diluted (Loss) per Membership Interest	$ (0.21)	$ (0.27)	$ (0.08)	$ (0.07)	$ (0.07)	$ (0.10)
Weighted Average Membership Interests	2,000	1,500	6,500	5,000	5,000	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Expenses, gains, losses, interest and other investing income
Storage	$ (145)	$ (31)	$ (450)	$ (31)	$ (13)	$ (107)
Transportation	-	(13)	-	(10)	-	(32)
Insurance	(56)	(226)	-	(34)	(297)	(411)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(43)	(246)	(246)	(246)
Marketing Expense	-	-	-	-	-	(500)
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	(6,000)	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	(6,092)	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(447)	(516)	(12,585)	(321)	(556)	(1,296)
Provision for Income Taxes	-	-	(50)	-	-	-
Net Income / (Loss)	$ (447)	$ (516)	$ (12,635)	$ (321)	$ (556)	$ (1,296)

Basic and Diluted (Loss) per Membership Interest	$ (0.22)	$ (0.10)	$ (1.26)	$ (0.05)	$ (0.21)	$ (0.26)
Weighted Average Membership Interests	2,000	5,000	1,000	6,500	2,600	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (13)	$ (13)	$ (13)	$ (13)	$ (13)
Transportation	-	-	-	-	-	-
Insurance	(131)	(144)	(245)	(140)	(2,025)	(1,106)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(246)	(246)	(246)	(246)	(246)	(246)
Marketing Expense	-	-	-	(1,000)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(1,919)	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,309)	(403)	(504)	(1,399)	(2,284)	(1,365)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,309)	$ (403)	$ (504)	$ (1,399)	$ (2,284)	$ (1,365)

Basic and Diluted (Loss) per Membership Interest	$ (1.42)	$ (0.24)	$ (0.11)	$ (0.14)	$ (0.13)	$ (0.11)
Weighted Average Membership Interests	1,625	1,700	4,750	10,000	17,000	12,500

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2023

	Series #BOBAPROTO	Series #BATMAN	Series #ARSHAM1	Consolidated
Expenses, gains, losses, interest and other investing income
Storage	$ (13)	$ (1)	$ (1,100)	$ (90,144)
Transportation	-	-	(1,200)	(17,229)
Insurance	(1,381)	(6)	(140)	(36,713)
Maintenance	-	-	(1,161)	(10,551)
Bookkeeping and Accounting Fees	(246)	(20)	(155)	(26,511)
Marketing Expense	-	-	-	(5,200)
Banking Fees	-	-	-	-
Transaction Fee	-	-	-	(6,038)
Gain on Sale	-	300,000	-	396,271
Loss on Sale	-	-	-	(7,163)
Loss on Sale of Digital Assets	-	-	-	-
Loss on Impairment	-	-	-	(994,357)
Investment Income/(Loss)	-	-	-	4,412
Income / (Loss) Before Income Taxes	(1,640)	299,973	(3,756)	(793,223)
Provision for Income Taxes	-	(114,736)	-	(121,339)
Net Income / (Loss)	$ (1,640)	$ 185,237	$ (3,756)	$ (914,562)

Basic and Diluted (Loss) per Membership Interest	$ (0.11)	$ 1.03	$ (0.56)
Weighted Average Membership Interests	15,000	180,000	6,750

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,200)	$ (1,800)	$ (1,138)
Transportation	-	-	-	(9,300)	-	-
Insurance	(138)	(233)	(172)	(547)	(152)	(107)
Maintenance	(25)	(1,232)	(25)	(868)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(159)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	85,000
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,233)	(3,534)	(2,266)	(12,184)	(2,247)	83,572
Provision for Income Taxes	-	-	-	-	-	(15,185)
Net Income / (Loss)	$ (2,233)	$ (3,534)	$ (2,266)	$ (12,184)	$ (2,247)	$ 68,387

Basic and Diluted (Loss) per Membership Interest	$ (1.12)	$ (1.77)	$ (1.13)	$ (6.09)	$ (1.12)	$ 34.19
Weighted Average Membership Interests	2,000	2,000	2,000	2,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,500)	$ (1,800)
Transportation	-	(1,900)	-	(4,275)	-
Insurance	(20)	(446)	(162)	(621)	(135)
Maintenance	(25)	(1,232)	(25)	(1,232)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,114)	(5,647)	(2,257)	(7,897)	(2,230)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (2,114)	$ (5,647)	$ (2,257)	$ (7,897)	$ (2,230)

Basic and Diluted (Loss) per Membership Interest	$ (1.06)	$ (1.13)	$ (1.13)	$ (1.58)	$ (1.11)
Weighted Average Membership Interests	2,000	5,000	2,000	5,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-
Insurance	(84)	(46)	(197)	(71)	(155)
Maintenance	(25)	(25)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	-	-	-	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,179)	(2,141)	(2,292)	(2,166)	(2,250)
Provision for Income Taxes	-	-	-	-	-
Net Income / (Loss)	$ (2,179)	$ (2,141)	$ (2,292)	$ (2,166)	$ (2,250)

Basic and Diluted (Loss) per Membership Interest	$ (1.09)	$ (1.07)	$ (0.76)	$ (1.08)	$ (1.12)
Weighted Average Membership Interests	2,000	2,000	3,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-	-
Insurance	-	(106)	(824)	(250)	(182)	(162)
Maintenance	-	(25)	(1,205)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	-	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	-	(2,201)	(4,098)	(2,344)	(2,277)	(2,257)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ -	$ (2,201)	$ (4,098)	$ (2,344)	$ (2,277)	$ (2,257)

Basic and Diluted (Loss) per Membership Interest	$ -	$ (1.10)	$ (0.82)	$ (0.78)	$ (0.76)	$ (1.13)
Weighted Average Membership Interests	-	2,000	5,000	3,000	3,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (900)	$ (1,800)	$ (1,800)
Transportation	-	-	-	-	-	-
Insurance	(242)	(101)	(230)	(87)	(30)	(317)
Maintenance	(25)	(25)	(25)	(25)	(25)	(25)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(112)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	17,500	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,336)	(2,196)	(2,324)	16,375	(2,124)	(2,412)
Provision for Income Taxes	-	-	-	(1,873)	-	-
Net Income / (Loss)	$ (2,336)	$ (2,196)	$ (2,324)	$ 14,503	$ (2,124)	$ (2,412)

Basic and Diluted (Loss) per Membership Interest	$ (0.78)	$ (0.73)	$ (1.16)	$ 7.25	$ (0.42)	$ (0.80)
Weighted Average Membership Interests	3,000	3,000	2,000	2,000	5,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,800)	$ (1,200)
Transportation	-	-	(8,200)	-	-	(9,300)
Insurance	(101)	(84)	(770)	(171)	(183)	(439)
Maintenance	(25)	(175)	(958)	(25)	(25)	(868)
Bookkeeping and Accounting Fees	(270)	(270)	(270)	(270)	(270)	(270)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,196)	(2,328)	(11,997)	(2,266)	(2,278)	(12,076)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (2,196)	$ (2,328)	$ (11,997)	$ (2,266)	$ (2,278)	$ (12,076)

Basic and Diluted (Loss) per Membership Interest	$ (1.10)	$ (1.06)	$ (2.40)	$ (2.27)	$ (1.14)	$ (2.42)
Weighted Average Membership Interests	2,000	2,200	5,000	1,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Expenses, gains, losses, interest and other investing income
Storage	$ (1,800)	$ (1,069)	$ (1,800)	$ (1,200)	$ (1,500)
Transportation	-	(2,300)	-	-	(850)
Insurance	(61)	(115)	(62)	(79)	(371)
Maintenance	(25)	(785)	(25)	(25)	(2,058)
Bookkeeping and Accounting Fees	(270)	(96)	(270)	(187)	(270)
Marketing Expense	-	-	-	-	-
Banking Fees	-	-	-	-	-
Transaction Fee	-	-	-	-	-
Gain on Sale	-	154,864	-	60,438	-
Loss on Sale	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-
Loss on Impairment	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,155)	150,498	(2,156)	58,946	(5,049)
Provision for Income Taxes	-	(30,605)	-	(11,004)	-
Net Income / (Loss)	$ (2,155)	$ 119,893	$ (2,156)	$ 47,942	$ (5,049)

Basic and Diluted (Loss) per Membership Interest	$ (1.08)	$ 29.97	$ (0.43)	$ 28.20	$ (2.52)
Weighted Average Membership Interests	2,000	4,000	5,000	1,700	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (11)	$ (11)	$ (11)	$ (27)	$ (11)
Transportation	-	-	-	-	(216)	-
Insurance	-	(189)	(118)	(142)	(242)	(224)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(262)	(262)	(262)	(262)	(262)	(262)
Marketing Expense	-	-	-	-	-	(720)
Banking Fees	-	-	-	-	-	-
Transaction Fee	(6)	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(3,915)	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (268)	$ (462)	$ (391)	$ (414)	$ (4,661)	$ (1,217)

Basic and Diluted (Loss) per Membership Interest	$ (0.13)	$ (0.18)	$ (0.04)	$ (0.11)	$ (2.33)	$ (0.61)
Weighted Average Membership Interests	20,000	2,000	2,500	10,000	3,700	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Expenses, gains, losses, interest and other investing income
Storage	$ (38)	$ (11)	$ (11)	$ (11)	$ (1,650)	$ (26)
Transportation	-	-	-	-	(1,900)	(216)
Insurance	(162)	(218)	(509)	(1,322)	(353)	(235)
Maintenance	-	-	-	-	(1,232)	-
Bookkeeping and Accounting Fees	(258)	(258)	(258)	(255)	(237)	(217)
Marketing Expense	-	-	(47)	(47)	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (459)	$ (488)	$ (826)	$ (1,635)	$ (5,372)	$ (693)

Basic and Diluted (Loss) per Membership Interest	$ (0.15)	$ (0.05)	$ (0.03)	$ (0.11)	$ (1.34)	$ (0.09)
Weighted Average Membership Interests	2,000	3,000	10,000	33,000	14,875	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (38)	$ (1,500)	$ -	$ -	$ -
Transportation	-	-	-	-	-	-
Insurance	-	(482)	(118)	-	-	-
Maintenance	-	-	(175)	-	-	-
Bookkeeping and Accounting Fees	(217)	(201)	(201)	(200)	(201)	(195)
Marketing Expense	-	(400)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	(44)	-	(46)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	(2,258)	-	(2,461)
Investment Income/(Loss)	-	-	-	5,170	-	2,936
Income / (Loss) Before Income Taxes	(217)	(1,122)	(1,994)	2,668	(201)	234
Provision for Income Taxes	-	-	-	(970)	-	(85)
Net Income / (Loss)	$ (217)	$ (1,122)	$ (1,994)	$ 1,698	$ (201)	$ 149

Basic and Diluted (Loss) per Membership Interest	$ (0.01)	$ (0.09)	$ (0.18)	$ 0.03	$ (0.05)	$ 0.02
Weighted Average Membership Interests	7,600	20,000	12,000	10,800	62,000	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Expenses, gains, losses, interest and other investing income
Storage	$ (9)	$ (9)	$ -	$ -	$ (25)	$ -
Transportation	-	-	-	-	(216)	-
Insurance	(242)	(81)	-	-	(475)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(188)	(188)	(188)	(178)	(178)	(168)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	(7)	-	-	(1)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	(3,500)	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(439)	(278)	(195)	(178)	(4,394)	(169)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (439)	$ (278)	$ (195)	$ (178)	$ (4,394)	$ (169)

Basic and Diluted (Loss) per Membership Interest	$ (0.22)	$ (0.05)	$ (0.03)	$ (0.02)	$ (0.21)	$ (0.02)
Weighted Average Membership Interests	7,000	2,000	6,000	6,000	9,400	21,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ -	$ (9)	$ (25)	$ (9)	$ (9)
Transportation	-	-	-	(216)	-	-
Insurance	-	-	(284)	(601)	(147)	(147)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(168)	(168)	(160)	(160)	(160)	(160)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	(3,612)	-	-	-	-	-
Investment Income/(Loss)	4,399	-	-	-	-	-
Income / (Loss) Before Income Taxes	619	(168)	(453)	(1,002)	(316)	(316)
Provision for Income Taxes	(225)	-	-	-	-	-
Net Income / (Loss)	$ 394	$ (168)	$ (453)	$ (1,002)	$ (316)	$ (316)

Basic and Diluted (Loss) per Membership Interest	$ 0.06	$ (0.02)	$ (0.04)	$ (0.33)	$ (0.11)	$ (0.06)
Weighted Average Membership Interests	10,400	6,400	8,000	10,500	3,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Expenses, gains, losses, interest and other investing income
Storage	$ (47)	$ (9)	$ (9)	$ (18)	$ (9)	$ (9)
Transportation	-	-	-	-	-	-
Insurance	(57)	(103)	(225)	(385)	(353)	(178)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(160)	(160)	(153)	(153)	(153)	(153)
Marketing Expense	-	-	-	-	(667)	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(264)	(272)	(387)	(556)	(1,181)	(340)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (264)	$ (272)	$ (387)	$ (556)	$ (1,181)	$ (340)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.07)	$ (0.04)	$ (0.05)	$ (0.45)	$ (0.07)
Weighted Average Membership Interests	5,000	4,000	4,000	11,000	12,000	2,600

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Expenses, gains, losses, interest and other investing income
Storage	$ (9)	$ -	$ (8)	$ -	$ -	$ (8)
Transportation	-	-	-	-	-	-
Insurance	(256)	-	(61)	-	-	(73)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(153)	(151)	(139)	(136)	(136)	(136)
Marketing Expense	-	-	(480)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	(2,048)	-	-	-	-
Investment Income/(Loss)	-	5,016	-	-	-	-
Income / (Loss) Before Income Taxes	(417)	2,817	(688)	(136)	(136)	(217)
Provision for Income Taxes	-	(1,024)	-	-	-	-
Net Income / (Loss)	$ (417)	$ 1,793	$ (688)	$ (136)	$ (136)	$ (217)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)	$ 0.07	$ (0.06)	$ (0.02)	$ (0.03)	$ (0.01)
Weighted Average Membership Interests	5,000	17,500	27,500	12,000	6,720	4,500

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Expenses, gains, losses, interest and other investing income
Storage	$ (37)	$ (8)	$ (8)	$ (37)	$ -	$ (8)
Transportation	(8)	-	-	-	-	-
Insurance	(230)	(103)	(257)	(145)	-	(109)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(136)	(136)	(136)	(135)	(127)	(127)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(411)	(247)	(401)	(316)	(127)	(245)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (411)	$ (247)	$ (401)	$ (316)	$ (127)	$ (245)

Basic and Diluted (Loss) per Membership Interest	$ (0.33)	$ (0.03)	$ (0.03)	$ (0.02)	$ (0.01)	$ (0.05)
Weighted Average Membership Interests	20,000	1,250	8,000	15,000	13,600	17,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Expenses, gains, losses, interest and other investing income
Storage	$ (50)	$ (133)	$ -	$ (6)	$ (124)	$ -
Transportation	(13)	-	(53)	-	(13)	-
Insurance	(157)	(254)	-	(421)	(49)	-
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(108)	(103)	(103)	(103)	(103)	(91)
Marketing Expense	-	(75)	(545)	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	(3)
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(329)	(565)	(701)	(531)	(289)	(94)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (329)	$ (565)	$ (701)	$ (531)	$ (289)	$ (94)

Basic and Diluted (Loss) per Membership Interest	$ (0.04)	$ (0.26)	$ (0.04)	$ (0.14)	$ (0.03)	$ (0.05)
Weighted Average Membership Interests	4,500	8,000	2,150	19,000	3,750	10,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Expenses, gains, losses, interest and other investing income
Storage	$ (6)	$ (6)	$ (169)	$ -	$ (6)	$ (49)
Transportation	-	-	-	(13)	-	(13)
Insurance	(59)	(50)	(44)	(60)	(35)	(75)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(91)	(91)	(91)	(86)	(86)	(86)
Marketing Expense	(400)	(400)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(556)	(547)	(304)	(159)	(128)	(223)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (556)	$ (547)	$ (304)	$ (159)	$ (128)	$ (223)

Basic and Diluted (Loss) per Membership Interest	$ (0.37)	$ (0.08)	$ (0.06)	$ (0.03)	$ (0.03)	$ (0.11)
Weighted Average Membership Interests	2,000	1,500	6,500	5,000	5,000	4,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Expenses, gains, losses, interest and other investing income
Storage	$ -	$ (177)	$ (600)	$ (57)	$ (4)	$ (4)
Transportation	-	-	(2,900)	-	-	-
Insurance	(25)	(98)	(85)	(16)	(88)	(295)
Maintenance	-	-	(3,016)	-	-	-
Bookkeeping and Accounting Fees	(86)	(86)	(60)	(60)	(60)	(60)
Marketing Expense	-	-	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(111)	(361)	(6,661)	(133)	(152)	(358)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (111)	$ (361)	$ (6,661)	$ (133)	$ (152)	$ (358)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)	$ (0.04)	$ (1.02)	$ (0.05)	$ (0.03)	$ (0.22)
Weighted Average Membership Interests	2,000	5,000	10,000	6,500	2,600	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Expenses, gains, losses, interest and other investing income
Storage	$ (4)	$ -	$ (60)	$ -	$ (86)	$ (2)
Transportation	-	-	-	-	-	-
Insurance	(48)	(46)	(77)	(70)	(1,026)	(377)
Maintenance	-	-	-	-	-	-
Bookkeeping and Accounting Fees	(60)	(60)	(40)	(40)	(40)	(12)
Marketing Expense	-	(75)	-	-	-	-
Banking Fees	-	-	-	-	-	-
Transaction Fee	-	-	-	-	-	-
Gain on Sale	-	-	-	-	-	-
Loss on Sale	-	-	-	-	-	-
Loss on Sale of Digital Assets	-	-	-	-	-	-
Loss on Impairment	-	-	-	-	-	-
Investment Income/(Loss)	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(111)	(181)	(177)	(110)	(1,153)	(392)
Provision for Income Taxes	-	-	-	-	-	-
Net Income / (Loss)	$ (111)	$ (181)	$ (177)	$ (110)	$ (1,153)	$ (392)

Basic and Diluted (Loss) per Membership Interest	$ (0.07)	$ (0.04)	$ (0.02)	$ (0.01)	$ (0.09)	$ (0.03)
Weighted Average Membership Interests	1,625	1,700	4,750	10,000	17,000	12,500

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Operations

Year Ended December 31, 2022

	Series #BOBAPROTO	Consolidated
Expenses, gains, losses, interest and other investing income
Storage	$ (2)	$ (95,026)
Transportation	-	(47,550)
Insurance	(358)	(31,132)
Maintenance	-	(27,044)
Bookkeeping and Accounting Fees	(12)	(20,722)
Marketing Expense	-	(25,192)
Banking Fees	-	(423)
Transaction Fee	-	(324)
Gain on Sale	-	317,801
Loss on Sale	-	(28,918)
Loss on Sale of Digital Assets	-	(239)
Loss on Impairment	-	(226,780)
Investment Income/(Loss)	-	21,400
Income / (Loss) Before Income Taxes	(373)	(164,148)
Provision for Income Taxes	-	(60,971)
Net Income / (Loss)	$ (373)	$ (225,119)

Basic and Diluted (Loss) per Membership Interest	$ (0.02)
Weighted Average Membership Interests	15,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Balance January 1, 2022	$ 110,115	$ 175,526	$ 132,082	$ 410,300	$ 115,241	$ 160,971
Distribution	-	-	-	-	-	(231,086)
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,533	3,834	2,566	12,484	2,547	1,728
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,233)	(3,534)	(2,266)	(12,184)	(2,247)	68,387
Balance December 31, 2022	110,415	175,826	132,382	410,600	115,541	-
Distribution	-	(184,940)	(135,000)	-	(130,900)	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,854	1,915	2,506	2,317	1,836	-
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,516)	6,959	(188)	(2,243)	13,283	-
Balance December 31, 2023	$ 109,753	$ (240)	$ (300)	$ 410,674	$ (240)	$ -

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Balance January 1, 2022	$ 14,971	$ 334,992	$ 124,744	$ 490,071	$ 103,471
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,414	5,947	2,557	7,897	2,530
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,114)	(5,647)	(2,257)	(7,897)	(2,230)
Balance December 31, 2022	15,271	335,292	125,044	490,071	103,771
Distribution	-	-	-	-	(134,640)
Membership Contributions	-	-	-	-	-
Capital Contribution	1,719	2,202	1,880	3,600	1,820
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(1,966)	(2,392)	(2,108)	(4,052)	28,811
Balance December 31, 2023	$ 15,024	$ 335,101	$ 124,816	$ 489,619	$ (238)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Balance January 1, 2022	$ 65,956	$ 36,121	$ 159,455	$ 54,471	$ 120,251
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,479	2,441	2,592	2,466	2,550
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,179)	(2,141)	(2,292)	(2,166)	(2,250)
Balance December 31, 2022	66,256	36,421	159,755	54,771	120,551
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	1,791	1,748	1,670	1,777	5,268
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,030)	(1,992)	(3,184)	(2,017)	(5,497)
Balance December 31, 2023	$ 66,017	$ 36,177	$ 158,241	$ 54,531	$ 120,322

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Balance January 1, 2022	$ 81,486	$ 615,643	$ 189,001	$ 138,166	$ 121,985
Distribution	-	-	-	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,501	4,398	2,644	2,577	2,557
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,201)	(4,098)	(2,344)	(2,277)	(2,257)
Balance December 31, 2022	81,786	615,943	189,301	138,466	122,285
Distribution	-	-	(207,330)	(142,950)	-
Membership Contributions	-	-	-	-	-
Capital Contribution	1,816	8,918	1,932	1,866	1,880
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,052)	(11,740)	15,852	2,369	(2,108)
Balance December 31, 2023	$ 81,550	$ 613,121	$ (245)	$ (250)	$ 122,056

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Balance January 1, 2022	$ 184,501	$ 78,252	$ 173,686	$ 133,886	$ 24,686	$ 237,987
Distribution	-	-	-	(147,500)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,636	2,496	2,624	288	2,424	2,712
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,336)	(2,196)	(2,324)	14,503	(2,124)	(2,412)
Balance December 31, 2022	184,801	78,552	173,986	1,177	24,986	238,287
Distribution	-	-	-	(1,177)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,970	1,810	1,957	-	1,730	2,056
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,188)	(2,047)	(2,176)	-	(1,976)	(2,263)
Balance December 31, 2023	$ 184,583	$ 78,315	$ 173,767	$ -	$ 24,740	$ 238,079

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Balance January 1, 2022	$ 77,997	$ 66,919	$ 576,486	$ 131,991	$ 141,144	$ 329,487
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	2,496	2,628	12,297	2,566	2,578	12,376
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,196)	(2,328)	(11,997)	(2,266)	(2,278)	(12,076)
Balance December 31, 2022	78,297	67,219	576,786	132,291	141,444	329,787
Distribution	-	(66,088)	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	1,810	1,770	3,770	1,890	1,904	2,194
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,047)	(3,141)	(4,626)	(2,117)	(2,129)	(2,385)
Balance December 31, 2023	$ 78,060	$ (240)	$ 575,930	$ 132,064	$ 141,219	$ 329,596

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Balance January 1, 2022	$ 48,300	$ 176,549	$ 50,750	$ 122,549	$ 283,001
Distribution	-	(301,108)	-	(172,283)	-
Membership Contributions	-	-	-	-	-
Capital Contribution	2,455	4,665	2,456	1,792	4,499
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,155)	119,893	(2,156)	47,942	(5,049)
Balance December 31, 2022	48,600	-	51,050	-	282,451
Distribution	-	-	(61,600)	-	-
Membership Contributions	-	-	-	-	-
Capital Contribution	1,765	-	1,750	-	2,966
Capital Contribution for shortfall at Offering close	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Net Income/(Loss)	(2,007)	-	8,562	-	(2,602)
Balance December 31, 2023	$ 48,358	$ -	$ (238)	$ -	$ 282,815

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	141,061	10,832	20,792	36,738	16,356	15,600
Capital Contribution	1,220	471	401	424	756	371
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(232)	(292)	(292)	(239)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(268)	(462)	(391)	(414)	(4,661)	(1,217)
Balance December 31, 2022	142,013	10,610	20,510	36,456	12,212	14,754
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	285	450	372	399	508	668
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(137,494)	(438)	(371)	(393)	(489)	(515)
Balance December 31, 2023	$ 4,804	$ 10,622	$ 20,513	$ 36,462	$ 12,231	$ 14,907

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	8,138	14,158	43,580	144,848	289,764	20,181
Capital Contribution	469	497	788	1,598	5,372	703
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(281)	(281)	-	(281)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(459)	(488)	(826)	(1,635)	(5,372)	(693)
Balance December 31, 2022	7,910	13,875	43,262	144,530	289,764	19,910
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	421	483	798	1,879	2,133	550
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(413)	(467)	(1,145)	(1,697)	(2,331)	(926)
Balance December 31, 2023	$ 7,918	$ 13,891	$ 42,915	$ 144,712	$ 289,566	$ 19,534

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	34,546	75,280	114,038	49,067	290,600	26,027
Capital Contribution	1,382	719	1,994	2,631	204	1,492
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	(313)	(550)	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(217)	(1,122)	(1,994)	1,698	(201)	149
Balance December 31, 2022	35,711	74,566	113,488	53,396	290,603	27,668
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	285	1,020	3,407	756	285	285
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(25,707)	(931)	(4,106)	(32,390)	(195,044)	(733)
Balance December 31, 2023	$ 10,289	$ 74,655	$ 112,789	$ 21,762	$ 95,844	$ 27,220

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	(4,119)	-	-
Membership Contributions	24,500	11,792	28,860	29,200	42,692	101,987
Capital Contribution	449	282	1,497	5,731	904	2,794
Capital Contribution for shortfall at Offering close	-	-	-	143	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(439)	(278)	(195)	(178)	(4,394)	(169)
Balance December 31, 2022	24,229	11,504	30,162	30,777	38,910	104,612
Distribution	-	-	-	(10)	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	610	359	285	301	929	285
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(581)	(358)	(22,008)	(19,357)	(860)	(34,997)
Balance December 31, 2023	$ 24,258	$ 11,505	$ 8,439	$ 11,711	$ 38,979	$ 69,901

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	50,269	30,952	42,600	99,600	18,000	18,000
Capital Contribution	1,390	168	230	461	230	230
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(198)	(199)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	393	(168)	(453)	(1,002)	(316)	(316)
Balance December 31, 2022	52,053	30,952	42,178	98,861	17,715	17,715
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	10	285	690	2,017	750	750
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(963)	(296)	(738)	(1,342)	(632)	(632)
Balance December 31, 2023	$ 51,100	$ 30,941	$ 42,130	$ 99,536	$ 17,833	$ 17,833

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	8,300	14,574	30,002	49,637	54,600	23,400
Capital Contribution	268	179	228	566	222	222
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(264)	(272)	(387)	(556)	(1,181)	(340)
Balance December 31, 2022	8,105	14,057	29,645	49,523	53,443	23,084
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	360	579	949	900	1,219	712
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(353)	(460)	(744)	(838)	(850)	(957)
Balance December 31, 2023	$ 8,112	$ 14,176	$ 29,850	$ 49,585	$ 53,812	$ 22,839

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	(9,800)	-	-	-	-
Membership Contributions	32,824	84,902	250,545	58,900	32,764	19,531
Capital Contribution	1,448	11,452	201	136	3,028	227
Capital Contribution for shortfall at Offering close	-	-	-	14,788	6,841	-
Distribution to RSE Collection	(424)	-	-	-	-	(232)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(417)	1,793	(688)	(136)	(136)	(217)
Balance December 31, 2022	33,431	88,347	250,059	73,688	42,496	19,308
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	875	809	758	285	285	372
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(643)	(3,285)	(695)	(65,606)	(31,897)	(369)
Balance December 31, 2023	$ 33,663	$ 85,871	$ 250,122	$ 8,366	$ 10,884	$ 19,311

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	203,390	10,851	42,600	70,909	66,810	163,666
Capital Contribution	421	205	198	220	3,109	139
Capital Contribution for shortfall at Offering close	-	-	-	-	8,896	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(411)	(247)	(401)	(316)	(127)	(245)
Balance December 31, 2022	203,161	10,610	42,199	70,304	78,687	162,814
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	664	503	1,003	559	285	812
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(626)	(4,144)	(738)	(441)	(52,363)	(35,838)
Balance December 31, 2023	$ 203,199	$ 6,969	$ 42,464	$ 70,422	$ 26,609	$ 127,788

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	20,909	58,505	20,785	85,600	6,718	39,100
Capital Contribution	171	261	1,758	155	226	3,726
Capital Contribution for shortfall at Offering close	-	-	4,346	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(329)	(565)	(701)	(531)	(289)	(94)
Balance December 31, 2022	20,242	57,724	26,188	85,026	6,337	42,732
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	889	1,144	285	1,739	478	285
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(1,197)	(844)	(21,139)	(1,647)	(399)	(296)
Balance December 31, 2023	$ 19,934	$ 58,024	$ 5,334	$ 85,118	$ 6,416	$ 42,721

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	8,344	6,638	62,941	17,131	13,999	35,880
Capital Contribution	125	125	258	171	126	151
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(556)	(547)	(304)	(159)	(128)	(223)
Balance December 31, 2022	7,675	5,978	62,894	16,910	13,399	35,328
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	464	437	607	365	373	480
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(415)	(399)	(540)	(365)	(361)	(392)
Balance December 31, 2023	$ 7,724	$ 6,016	$ 62,961	$ 16,910	$ 13,411	$ 35,416

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	13,360	23,663	131,192	24,877	23,723	35,400
Capital Contribution	86	286	6,661	61	79	104
Capital Contribution for shortfall at Offering close	567	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(111)	(361)	(6,661)	(133)	(152)	(358)
Balance December 31, 2022	12,601	23,225	130,592	24,328	23,287	34,947
Distribution	-	-	(118,400)	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	335	617	443	394	667	1,104
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(447)	(516)	(12,635)	(321)	(556)	(1,296)
Balance December 31, 2023	$ 12,489	$ 23,326	$ -	$ 24,401	$ 23,398	$ 34,755

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Balance January 1, 2022	$ -	$ -	$ -	$ -	$ -	$ -
Distribution	-	-	-	-	-	-
Membership Contributions	5,738	7,179	18,164	40,781	167,025	110,900
Capital Contribution	92	85	115	122	1,200	12
Capital Contribution for shortfall at Offering close	-	-	-	-	246	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(111)	(181)	(177)	(110)	(1,153)	(392)
Balance December 31, 2022	5,481	6,766	17,625	40,560	167,164	110,021
Distribution	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-
Capital Contribution	424	440	597	404	2,543	1,893
Capital Contribution for shortfall at Offering close	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Net Income/(Loss)	(2,309)	(403)	(504)	(1,399)	(2,284)	(1,365)
Balance December 31, 2023	$ 3,596	$ 6,803	$ 17,718	$ 39,565	$ 167,423	$ 110,549

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Members’ Equity / (Deficit)

Years Ended December 31, 2023 and 2022

	Series #BOBAPROTO	Series #BATMAN	Series #ARSHAM1	Consolidated
Balance January 1, 2022	$ -	$ -	$ -	$ 6,671,686
Distribution	-	-	-	(865,897)
Membership Contributions	139,817	-	-	4,186,631
Capital Contribution	19	-	-	511,074
Capital Contribution for shortfall at Offering close	-	-	-	35,826
Distribution to RSE Collection	(667)	-	-	-
Distribution to Series	-	-	-	-
Net Income/(Loss)	(373)	-	-	(225,119)
Balance December 31, 2022	138,796	-	-	10,314,201
Distribution	-	(1,936,800)	-	(3,118,659)
Membership Contributions	-	1,700,733	121,160	1,821,896
Capital Contribution	2,179	50,830	2,367	522,937
Capital Contribution for shortfall at Offering close	-	-	-	-
Distribution to RSE Collection	-	-	-	-
Distribution to Series	-	-	-	-
Net Income/(Loss)	(1,640)	185,237	(3,756)	(914,562)
Balance December 31, 2023	$ 139,335	$ -	$ 119,771	$ 8,625,813

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,516)	$ 6,959	$ (188)	$ (2,243)	$ 13,283	$ -
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,854	1,915	2,506	2,316	1,837	-
(Gain) / Loss on sale of Asset	-	(9,174)	(2,618)	-	(15,419)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(19)	-	-	(74)	-	-
Other Receivable	-	-	-	-	-	-
Accounts Payable	681	250	250	-	250	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	50	50	-	50	(15,185)
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	(15,185)
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	185,000	135,000	-	130,000	-
Cash provided by / (used in) investing activities	-	185,000	135,000	-	130,000	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	(184,940)	(135,000)	-	(130,900)	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(184,940)	(135,000)	-	(130,900)	-
Net change in cash	-	60	-	-	(900)	(15,185)
Cash beginning of year	4,149	-	-	2,214	960	15,185
Cash end of year	$ 4,149	$ 60	$ -	$ 2,214	$ 60	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #90FM1	Series #83FB1	Series #98DV1	Series #06FS1	Series #93XJ1	Series #02AX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,966)	$ (2,392)	$ (2,108)	$ -	$ (4,052)	$ 28,811
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,719	2,202	1,880	-	3,600	1,820
(Gain) / Loss on sale of Asset	-	-	-	-	-	(35,214)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(3)	(60)	(22)	-	(83)	-
Other Receivable	-	-	-	-	-	-
Accounts Payable	250	250	250	-	535	250
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	4,333
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	137,000
Cash provided by / (used in) investing activities	-	-	-	-	-	137,000
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	(134,640)
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	(134,640)
Net change in cash	-	-	-	-	-	2,360
Cash beginning of year	485	2,485	2,500	-	1,485	1,985
Cash end of year	$ 485	$ 2,485	$ 2,500	$ -	$ 1,485	$ 4,345
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #00FM1	Series #72MC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,030)	$ (1,992)	$ (3,184)	$ (2,017)	$ -	$ (5,497)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,791	1,748	1,670	1,777	-	5,268
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(11)	(6)	(26)	(10)	-	(21)
Other Receivable	-	-	-	-	-	-
Accounts Payable	250	250	1,541	250	-	250
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,985	984	1,714	1,984	-	4,989
Cash end of year	$ 1,985	$ 984	$ 1,714	$ 1,984	$ -	$ 4,989
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ (2,052)	$ (11,740)	$ 15,852	$ 2,369	$ (2,108)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	1,816	8,918	1,932	1,866	1,880
(Gain) / Loss on sale of Asset	-	-	-	(18,699)	(4,535)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	-	(14)	(110)	-	-	(22)
Other Receivable	-	-	-	-	-	-
Accounts Payable	-	250	2,932	250	250	250
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	665	50	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	205,000	141,000	-
Cash provided by / (used in) investing activities	-	-	-	205,000	141,000	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	(207,330)	(142,950)	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(207,330)	(142,950)	-
Net change in cash	-	-	-	(2,330)	(1,950)	-
Cash beginning of year	-	2,000	3,504	3,000	2,000	1,999
Cash end of year	$ -	$ 2,000	$ 3,504	$ 670	$ 50	$ 1,999
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,188)	$ (2,047)	$ (2,176)	$ -	$ (1,976)	$ (2,263)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,970	1,810	1,957	-	1,730	2,056
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(32)	(13)	(31)	-	(4)	(43)
Other Receivable	-	-	-	-	-	-
Accounts Payable	250	250	250	-	250	250
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	(1,873)	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	(1,873)	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	(1,177)	-	-
Cash provided by / (used in) financing activities	-	-	-	(1,177)	-	-
Net change in cash	-	-	-	(3,050)	-	-
Cash beginning of year	1,999	2,649	3,700	3,050	1,799	2,898
Cash end of year	$ 1,999	$ 2,649	$ 3,700	$ -	$ 1,799	$ 2,898
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,047)	$ (3,141)	$ (4,626)	$ (2,117)	$ (2,129)	$ (2,385)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,810	1,770	3,770	1,890	1,904	2,194
(Gain) / Loss on sale of Asset	-	1,071	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(13)	-	(104)	(23)	(25)	(59)
Other Receivable	-	-	-	-	-	-
Accounts Payable	250	250	960	250	250	250
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	50	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	62,000	-	-	-	-
Cash provided by / (used in) investing activities	-	62,000	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	(66,088)	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(66,088)	-	-	-	-
Net change in cash	-	(4,088)	-	-	-	-
Cash beginning of year	2,300	4,148	4,550	3,064	2,962	4,197
Cash end of year	$ 2,300	$ 60	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,007)	$ -	$ 8,562	$ -	$ (2,602)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,765	-	1,750	-	2,966
(Gain) / Loss on sale of Asset	-	-	(10,612)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-
Prepaid Insurance	(8)	-	-	-	(50)
Other Receivable	-	-	-	-	-
Accounts Payable	250	-	250	-	(314)
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	(30,605)	50	(11,004)	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	(30,605)	-	(11,004)	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	58,000	-	-
Cash provided by / (used in) investing activities	-	-	58,000	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	(61,600)	-	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(61,600)	-	-
Net change in cash	-	(30,605)	(3,600)	(11,004)	-
Cash beginning of year	2,412	30,605	3,662	11,004	5,489
Cash end of year	$ 2,412	$ -	$ 62	$ -	$ 5,489
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-
NFT Airdrop	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (137,494)	$ (438)	$ (371)	$ (393)	$ (489)	$ (515)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	285	450	372	399	508	668
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	137,198	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	-	(13)	(4)	(7)	(20)	(19)
Other Receivable	-	-	-	-	-	-
Accounts Payable	11	1	3	1	1	1
Insurance Payable	-	-	-	-	-	(135)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	500	400	400	300	300	243
Cash end of year	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (413)	$ (467)	$ (1,145)	$ (1,697)	$ (2,331)	$ (926)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	421	483	798	1,879	2,133	550
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(9)	(17)	(54)	(183)	(52)	(25)
Other Receivable	-	-	-	-	-	-
Accounts Payable	1	1	1	1	250	1
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	400	-	-	400
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	354	300	308	377	3,400	365
Cash end of year	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (25,707)	$ (931)	$ (4,106)	$ (32,390)	$ (195,044)	$ (733)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	285	1,020	3,407	757	285	285
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	25,411	-	-	32,498	194,748	437
Investment (Income) / Loss	-	-	-	(471)	-	-
Prepaid Insurance	-	(91)	(19)	-	-	-
Other Receivable	-	-	-	-	-	-
Accounts Payable	11	2	718	11	11	11
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	(917)	-	(85)
Due from the Manager or its Affiliates	-	-	-	500	-	(415)
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	(12)	-	(500)
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	12	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	12	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	(500)
Cash beginning of year	500	300	5,000	-	600	500
Cash end of year	$ 500	$ 300	$ 5,000	$ -	$ 600	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	$471	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (581)	$ (358)	$ (22,008)	$ (19,357)	$ (860)	$ (34,997)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	610	359	285	301	929	285
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	21,712	19,061	-	34,701
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(30)	(2)	-	-	(70)	-
Other Receivable	-	-	-	-	-	-
Accounts Payable	1	1	11	(40)	1	11
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	(35)	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	(10)	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(10)	-	-
Net change in cash	-	-	-	(45)	-	-
Cash beginning of year	300	400	501	602	400	500
Cash end of year	$ 300	$ 400	$ 501	$ 557	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (963)	$ (296)	$ (738)	$ (1,342)	$ (632)	$ (632)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	10	285	690	2,017	750	750
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	667	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	-	-	(53)	(126)	(22)	(22)
Other Receivable	-	-	-	-	-	-
Accounts Payable	11	11	1	1	1	1
Insurance Payable	-	-	(233)	(550)	(97)	(97)
Income Taxes Payable	(225)	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	333	-	-	-
Net cash (used in) / provided by operating activities	(500)	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	(500)	-	-	-	-	-
Cash beginning of year	500	500	320	320	320	320
Cash end of year	$ -	$ 500	$ 320	$ 320	$ 320	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (353)	$ (460)	$ (744)	$ (838)	$ (850)	$ (957)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	360	579	949	900	1,219	712
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(1)	(29)	(37)	(62)	(69)	(29)
Other Receivable	-	-	-	-	-	-
Accounts Payable	-	-	-	-	2	1
Insurance Payable	(6)	(90)	(168)	-	(302)	(127)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	400
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	402	381	402	326	402	402
Cash end of year	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (643)	$ (3,285)	$ (695)	$ (65,606)	$ (31,897)	$ (369)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	875	809	758	285	285	372
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	5,710	-	65,310	31,601	-
Investment (Income) / Loss	-	(3,941)	-	-	-	-
Prepaid Insurance	(41)	-	(48)	-	-	(4)
Other Receivable	-	-	-	-	-	-
Accounts Payable	2	(6,780)	2	11	11	1
Insurance Payable	(193)	-	(17)	-	-	-
Income Taxes Payable	-	178	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	(7,309)	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	18	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	18	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	(7,291)	-	-	-	-
Cash beginning of year	-	7,291	66	500	500	300
Cash end of year	$ -	$ -	$ 66	$ 500	$ 500	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	$3,941	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (626)	$ (4,144)	$ (738)	$ (441)	$ (52,363)	$ (35,838)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	664	503	1,003	559	285	812
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	3,705	-	-	52,067	35,169
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(39)	(13)	(53)	(13)	-	(41)
Other Receivable	-	-	-	-	-	-
Accounts Payable	1	1	1	1	11	1
Insurance Payable	-	(52)	(213)	(106)	-	(103)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	1,030	323	402	400	500	2,800
Cash end of year	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,197)	$ (844)	$ (21,139)	$ (1,647)	$ (399)	$ (296)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	889	1,144	285	1,739	478	285
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	20,750	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(25)	(61)	-	(108)	(7)	-
Other Receivable	-	-	-	-	-	-
Accounts Payable	(42)	2	11	2	(42)	11
Insurance Payable	(125)	(241)	93	(386)	(30)	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	500	-	-	400	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	400	429	500	327	400	500
Cash end of year	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (415)	$ (399)	$ (540)	$ (365)	$ (361)	$ (392)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	464	437	607	365	373	480
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(10)	(8)	(23)	(4)	(2)	(7)
Other Receivable	-	-	-	-	-	-
Accounts Payable	1	1	-	4	1	(42)
Insurance Payable	(40)	(31)	(44)	-	(11)	(39)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	-
Cash beginning of year	300	334	2,178	400	367	308
Cash end of year	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (447)	$ (516)	$ (12,635)	$ (321)	$ (556)	$ (1,296)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	335	617	443	394	667	1,104
(Gain) / Loss on sale of Asset	-	-	6,092	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(7)	(19)	-	(5)	(31)	(45)
Other Receivable	-	-	-	-	-	-
Accounts Payable	145	3	-	(52)	-	1
Insurance Payable	(26)	(85)	-	(16)	(80)	(264)
Income Taxes Payable	-	-	50	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	500
Net cash (used in) / provided by operating activities	-	-	(6,050)	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	120,000	-	-	-
Cash provided by / (used in) investing activities	-	-	120,000	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	(118,400)	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	(118,400)	-	-	-
Net change in cash	-	-	(4,450)	-	-	-
Cash beginning of year	771	400	4,500	235	355	320
Cash end of year	$ 771	$ 400	$ 50	$ 235	$ 355	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,309)	$ (403)	$ (504)	$ (1,399)	$ (2,284)	$ (1,365)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	424	440	597	404	2,543	1,893
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	1,919	-	-	-	-	-
Investment (Income) / Loss	-	-	-	-	-	-
Prepaid Insurance	(6)	(8)	(22)	(8)	(262)	(152)
Other Receivable	-	-	-	-	-	-
Accounts Payable	1	3	1	3	3	1
Insurance Payable	(29)	(32)	(72)	-	-	(377)
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	362
Due to the Manager or its Affiliates	-	-	-	1,000	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	362
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-
Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-
Net change in cash	-	-	-	-	-	362
Cash beginning of year	331	300	300	300	346	-
Cash end of year	$ 331	$ 300	$ 300	$ 300	$ 346	$ 362
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2023

	Series #BOBAPROTO	Series #BATMAN	Series #ARSHAM1	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (1,640)	$ 185,237	$ (3,756)	$ (914,562)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,179	50,830	2,367	522,937
(Gain) / Loss on sale of Asset	-	(300,000)	-	(389,108)
(Gain) / Loss on sale of Digital Assets	-	-	-	-
Impairment loss on Collection Assets	-	-	-	994,357
Investment (Income) / Loss	-	-	-	(4,412)
Prepaid Insurance	(184)	-	(22)	(3,229)
Other Receivable	-	-	-	6,420
Accounts Payable	1	-	1,411	10,356
Insurance Payable	(356)	-	-	(7,603)
Income Taxes Payable	-	-	-	(54,368)
Due from the Manager or its Affiliates	332	-	-	1,528
Due to the Manager or its Affiliates	-	-	-	3,933
Net cash (used in) / provided by operating activities	332	(63,933)	-	166,249
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-
Repayment of investments in Collection Assets upon Offering close	-	-	-	-
Investment in Collection Asset	-	(1,360,000)	(120,560)	(120,560)
Investment in Digital Assets	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	38
Proceeds from Sale of Collection Asset	-	2,000,000	-	3,278,326
Cash provided by / (used in) investing activities	-	640,000	(120,560)	3,157,804
Cash flow from financing activities:
Proceeds from sale of membership interests	-	1,360,733	121,160	1,481,893
Repayments on borrowings from manager and affiliates, net of proceeds	-	-	-	(1,782,172)
Distribution to Series	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-
Capital Contribution	-	-	-	-
Distribution to RSE Collection	-	-	-	-
Distribution of Sale of Assets to Members	-	(1,936,800)	-	(3,118,659)
Other Distribution to Members	-	-	-	-
Cash provided by / (used in) financing activities	-	(576,067)	121,160	(3,418,938)
Net change in cash	332	-	600	(94,885)
Cash beginning of year	-	-	-	212,129
Cash end of year	$ 332	$ -	$ 600	$ 117,244
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	340,000	-	340,000
NFT Airdrop	-	-	-	4,412
Forgiveness of amounts due to manager and Contributed to the Company/Series				311,693
Collection Assets transferred in to Balance Sheet				66,090

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #69BM1	Series #85FT1	Series #88LJ1	Series #55PS1	Series #95BL1	Series #89PS1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,233)	$ (3,534)	$ (2,266)	$ (12,184)	$ (2,247)	$ 68,387
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,533	3,834	2,566	12,484	2,547	1,728
(Gain) / Loss on sale of Asset	-	-	-	-	-	(85,000)
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(340)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	15,185
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	(40)	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	245,000
Cash provided by / (used in) investing activities	-	-	-	-	-	245,000

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	(231,086)
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	(231,086)

Net change in cash and cash equivalent	-	-	-	-	(40)	13,914
Cash and cash equivalent beginning of year	4,149	-	-	2,214	1,000	1,271
Cash and cash equivalent end of year	$ 4,149	$ -	$ -	$ 2,214	$ 960	$ 15,185
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #90FM1	Series #83FB1	Series #98DV1	Series #93XJ1	Series #02AX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,114)	$ (5,647)	$ (2,257)	$ (7,897)	$ (2,230)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,414	5,947	2,557	7,897	2,530
(Gain) / Loss on sale of Asset	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-
Other Receivable	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	-	(300)
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-
Cash and cash equivalent beginning of year	485	2,485	2,500	1,485	1,985
Cash and cash equivalent end of year	$ 485	$ 2,485	$ 2,500	$ 1,485	$ 1,985
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #99LE1	Series #91MV1	Series #92LD1	Series #94DV1	Series #72MC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,179)	$ (2,141)	$ (2,292)	$ (2,166)	$ (2,250)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,479	2,441	2,592	2,466	2,550
(Gain) / Loss on sale of Asset	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-
Other Receivable	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	(140)	-	-
Net cash (used in) / provided by operating activities	-	-	(140)	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-

Net change in cash and cash equivalent	-	-	(140)	-	-
Cash and cash equivalent beginning of year	1,985	984	1,853	1,984	4,989
Cash and cash equivalent end of year	$ 1,985	$ 984	$ 1,714	$ 1,984	$ 4,989
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #06FG1	Series #11BM1	Series #80LC1	Series #02BZ1	Series #88BM1	Series #63CC1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ -	$ (2,201)	$ (4,098)	$ (2,344)	$ (2,277)	$ (2,257)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	-	2,501	4,398	2,644	2,577	2,557
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	-	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	(9,635)	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	(165)	-	-	-	-	-
Net cash (used in) / provided by operating activities	(9,800)	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	(9,800)	-	-	-	-	-
Cash and cash equivalent beginning of year	9,800	2,000	3,504	3,000	2,000	1,999
Cash and cash equivalent end of year	$ -	$ 2,000	$ 3,504	$ 3,000	$ 2,000	$ 1,999
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #76PT1	Series #75RA1	Series #65AG1	Series #93FS1	Series #90MM1	Series #61JE1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,336)	$ (2,196)	$ (2,324)	$ 14,503	$ (2,124)	$ (2,412)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,636	2,496	2,624	288	2,424	2,712
(Gain) / Loss on sale of Asset	-	-	-	(17,500)	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	1,873	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	1,136	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	147,500	-	-
Cash provided by / (used in) investing activities	-	-	-	147,500	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	(147,500)	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	(147,500)	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	1,999	2,649	3,700	3,050	1,799	2,898
Cash and cash equivalent end of year	$ 1,999	$ 2,649	$ 3,700	$ 3,050	$ 1,799	$ 2,898
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #65FM1	Series #88PT1	Series #94LD1	Series #99SS1	Series #94FS1	Series #61MG1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,196)	$ (2,328)	$ (11,997)	$ (2,266)	$ (2,278)	$ (12,076)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,496	2,628	12,297	2,566	2,578	12,376
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	(300)	(300)
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-

Net change in cash and cash equivalent	-	-	-	-	-	-
Cash and cash equivalent beginning of year	2,300	4,148	4,550	3,064	2,962	4,197
Cash and cash equivalent end of year	$ 2,300	$ 4,148	$ 4,550	$ 3,064	$ 2,962	$ 4,197
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #92CC1	Series #89FT1	Series #80PN1	Series #89FG2	Series #88LL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (2,155)	$ 119,893	$ (2,156)	$ 47,942	$ (5,049)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,455	4,665	2,456	1,792	4,499
(Gain) / Loss on sale of Asset	-	(154,864)	-	(60,438)	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-
Other Receivable	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Accounts Payable	(300)	(300)	(300)	(300)	550
Insurance Payable	-	-	-	-	-
Income Taxes Payable	-	30,605	-	11,004	-
Due from the Manager or its Affiliates	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-
Investment in Collection Asset	-	-	-	-	-
Investment in Digital Assets	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	330,000	-	180,000	-
Cash provided by / (used in) investing activities	-	330,000	-	180,000	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Capital Contribution	-	-	-	-	-
Distribution to RSE Collection	-	-	-	-	-
Distribution of Gain on Sale of Assets to Members	-	(301,108)	-	(172,283)	-
Other Distribution to Members	-	-	-	-	-
Cash provided by / (used in) financing activities	-	(301,108)	-	(172,283)	-

Net change in cash and cash equivalent	-	28,892	-	7,717	-
Cash and cash equivalent beginning of year	2,412	1,714	3,662	3,288	5,489
Cash and cash equivalent end of year	$ 2,412	$ 30,605	$ 3,662	$ 11,004	$ 5,489
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MEEB11275	Series #82TAYLOR	Series #HOLMES	Series #HULK180	Series #05JAYZ	Series #JUSTINIAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (268)	$ (462)	$ (391)	$ (414)	$ (4,661)	$ (1,217)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,220	471	401	424	756	371
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	3,915	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(12)	(12)	(12)	(11)	(12)
Accounts Payable	-	2	2	2	2	2
Insurance Payable	-	-	-	-	-	135
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	363
Net cash (used in) / provided by operating activities	952	-	-	-	1	(357)
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(140,561)	(10,200)	(20,100)	(36,146)	(15,818)	(15,000)
Investment in Digital Assets	(952)	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(141,513)	(10,200)	(20,100)	(36,146)	(15,818)	(15,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	141,061	10,832	20,792	36,738	16,356	15,600
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	(231)	(292)	(292)	(239)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	141,061	10,600	20,500	36,446	16,117	15,600

Net change in cash and cash equivalent	500	400	400	300	300	243
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 400	$ 400	$ 300	$ 300	$ 243
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #67ICEBOWL	Series #DKCOUNTRY	Series #FALCON	Series #MARIOWRLD	Series #82AV1	Series #SUPERBWL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (459)	$ (488)	$ (826)	$ (1,635)	$ (5,372)	$ (693)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	469	497	788	1,598	5,372	703
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	(12)
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(48)	(47)	-	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,546)	(13,566)	(42,944)	(144,143)	(286,364)	(19,535)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,546)	(13,566)	(42,944)	(144,143)	(286,364)	(19,535)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,138	14,158	43,580	144,848	289,764	20,181
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(292)	(280)	(281)	-	(281)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	7,900	13,866	43,300	144,568	289,764	19,900

Net change in cash and cash equivalent	354	300	308	377	3,400	365
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 354	$ 300	$ 308	$ 377	$ 3,400	$ 365
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MEEB7985	Series #BONDWATCH	Series #95FF1	Series #MAYC857	Series #PUNK2981	Series #WOW2221
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (217)	$ (1,122)	$ (1,994)	$ 1,698	$ (201)	$ 149
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,382	719	1,994	2,631	204	1,492
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	2,258	-	2,461
Investment Income / (Loss)	-	-	-	(5,170)	-	(2,936)
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-
Accounts Payable	-	2	-	-	-	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	970	-	85
Due from the Manager or its Affiliates	-	-	-	(500)	-	-
Due to the Manager or its Affiliates	-	400	-	-	-	-
Net cash (used in) / provided by operating activities	1,165	(1)	-	1,887	3	1,252

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(34,046)	(74,668)	(108,488)	(48,567)	(197,000)	(25,527)
Investment in Digital Assets	(1,165)	-	-	(2,430)	(3)	(1,252)
Proceeds from Sale of Digital Assets	-	-	-	44	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(35,211)	(74,668)	(108,488)	(50,954)	(197,003)	(26,779)

Cash flow from financing activities:
Proceeds from sale of membership interests	34,546	75,280	114,038	49,067	197,600	26,027
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	(311)	(550)	-	-	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	34,546	74,969	113,488	49,067	197,600	26,027

Net change in cash and cash equivalent	500	300	5,000	-	600	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 300	$ 5,000	$ -	$ 600	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	93,000	-
NFT Airdrop				(5,199)		(2,934)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #NIKON1	Series #LOTF	Series #DOOD6778	Series #BAKC7820	Series #NBAJAM	Series #SANDBOX1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (439)	$ (278)	$ (195)	$ (178)	$ (4,394)	$ (169)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	449	282	1,497	1,612	904	2,794
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	3,500	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(6)	-	-	(12)	-
Accounts Payable	2	2	-	51	2	-
Insurance Payable	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	1,302	1,486	-	2,625

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(23,920)	(11,100)	(28,359)	(28,792)	(34,950)	(101,487)
Investment in Digital Assets	-	-	(1,302)	(1,434)	-	(2,625)
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(23,920)	(11,100)	(29,662)	(30,227)	(34,950)	(104,112)

Cash flow from financing activities:
Proceeds from sale of membership interests	24,500	11,792	28,860	29,200	35,642	101,987
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	143	-	-
Capital Contribution	-	-	-	4,119	-	-
Distribution to RSE Collection	(281)	(292)	-	-	(292)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	(4,119)	-	-
Cash provided by / (used in) financing activities	24,220	11,500	28,860	29,343	35,350	101,987

Net change in cash and cash equivalent	300	400	501	602	400	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 300	$ 400	$ 501	$ 602	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	7,050	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #WOW6586	Series #AZUKI6704	Series #58PELE4	Series #OBAMABALL	Series #BART	Series #HOMER
Cash Flows from Operating Activities:
Net (Loss) / Income	$ 394	$ (168)	$ (453)	$ (1,002)	$ (316)	$ (316)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,390	168	230	461	230	230
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	3,612	-	-	-	-	-
Investment Income / (Loss)	(4,399)	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	-	(12)	(12)	(12)	(12)
Accounts Payable	-	-	3	2	2	2
Insurance Payable	-	-	233	550	97	97
Income Taxes Payable	225	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	1,222	-	1	-	1	1

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(49,769)	(30,452)	(42,082)	(99,082)	(17,482)	(17,482)
Investment in Digital Assets	(1,222)	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(50,991)	(30,452)	(42,082)	(99,082)	(17,482)	(17,482)

Cash flow from financing activities:
Proceeds from sale of membership interests	50,269	30,952	42,600	99,600	18,000	18,000
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	-	-	(199)	(198)	(199)	(199)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	50,269	30,952	42,401	99,402	17,801	17,802

Net change in cash and cash equivalent	500	500	320	320	320	320
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 500	$ 500	$ 320	$ 320	$ 320	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-
NFT Airdrop	(4,398)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #SI1	Series #GOLD1	Series #VERSTAPP1	Series #96TIGER	Series #88ZELDA	Series #STARWARS3
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (264)	$ (272)	$ (387)	$ (556)	$ (1,181)	$ (340)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	268	179	228	566	222	222
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	0	(12)	(12)	(12)	(12)
Accounts Payable	3	2	2	2	2	2
Insurance Payable	6	90	168	-	302	127
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	667	-
Net cash (used in) / provided by operating activities	1	-	(1)	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,700)	(13,769)	(29,401)	(49,188)	(54,000)	(22,800)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,700)	(13,769)	(29,401)	(49,188)	(54,000)	(22,800)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,300	14,574	30,002	49,637	54,600	23,400
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(199)	(424)	(198)	(124)	(198)	(198)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,101	14,150	29,804	49,514	54,402	23,202

Net change in cash and cash equivalent	402	381	402	326	402	402
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 402	$ 381	$ 402	$ 326	$ 402	$ 402
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #YEEZY	Series #MAYC9114	Series #VFRNDS1	Series #MBIRD2754	Series #VEEFRND1	Series #TREASURE
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (417)	$ 1,793	$ (688)	$ (136)	$ (136)	$ (217)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,448	1,652	201	136	3,028	227
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	2,048	-	-	-	-
Investment Income / (Loss)	-	(5,016)	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	-	(12)	-	-	(12)
Accounts Payable	2	6,791	2	-	-	2
Insurance Payable	193	-	17	-	-	-
Income Taxes Payable	-	1,024	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	1,214	8,292	(480)	-	2,892	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(33,614)	(84,402)	(181,250)	(73,188)	(39,105)	(18,998)
Investment in Digital Assets	-	(1,501)	-	-	(2,892)	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(33,614)	(85,903)	(181,250)	(73,188)	(41,997)	(18,998)

Cash flow from financing activities:
Proceeds from sale of membership interests	32,824	84,902	181,795	58,900	32,764	19,531
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	14,788	6,841	-
Capital Contribution	-	9,800	-	-	-	-
Distribution to RSE Collection	(424)	-	-	-	-	(233)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	(9,800)	-	-	-	-
Cash provided by / (used in) financing activities	32,400	84,902	181,795	73,688	39,605	19,298

Net change in cash and cash equivalent	-	7,291	66	500	500	300
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ -	$ 7,291	$ 66	$ 500	$ 500	$ 300
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	68,750	-	-	-
NFT Airdrop		(5,016)

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #MACWORLD1	Series #KENNERSET	Series #LEDZEPP1	Series #VEEVIPER	Series #BEEPLE1	Series #WARHOL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (411)	$ (247)	$ (401)	$ (316)	$ (127)	$ (245)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	421	205	198	220	3,109	139
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	-	-
Accounts Payable	2	2	2	2	-	2
Insurance Payable	-	52	213	106	-	103
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	2,981	-

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(202,121)	(10,330)	(42,000)	(70,000)	(75,206)	(160,119)
Investment in Digital Assets	-	-	-	-	(2,981)	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(202,121)	(10,330)	(42,000)	(70,000)	(78,187)	(160,119)

Cash flow from financing activities:
Proceeds from sale of membership interests	203,390	10,851	42,600	70,909	66,810	163,666
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	8,896	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(198)	(198)	(509)	-	(747)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	203,152	10,653	42,402	70,400	75,706	162,919

Net change in cash and cash equivalent	1,030	323	402	400	500	2,800
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 1,030	$ 323	$ 402	$ 400	$ 500	$ 2,800
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GAMEBOY	Series #CROESUS	Series #SACHS1	Series #32RUTH	Series #ELON1	Series #105.ETH
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (329)	$ (565)	$ (701)	$ (531)	$ (289)	$ (94)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	171	261	1,758	155	226	3,726
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	-
Accounts Payable	45	-	-	2	45	-
Insurance Payable	125	241	-	386	30	-
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	204	545	-	-	-
Net cash (used in) / provided by operating activities	-	129	1,602	-	-	3,632
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(20,000)	(57,729)	(24,631)	(85,074)	(6,000)	(39,873)
Investment in Digital Assets	-	-	(1,602)	-	-	(2,359)
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(20,000)	(57,729)	(26,233)	(85,074)	(6,000)	(42,232)

Cash flow from financing activities:
Proceeds from sale of membership interests	20,909	58,505	20,785	85,600	6,718	39,100
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	4,346	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(509)	(477)	-	(198)	(318)	-
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	20,400	58,029	25,131	85,402	6,400	39,100

Net change in cash and cash equivalent	400	429	500	327	400	500
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 400	$ 429	$ 500	$ 327	$ 400	$ 500
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #R2D2	Series #VADER	Series #WARHOL2	Series #JEKYLL	Series #BUFFETT1	Series #DRACULA10
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (556)	$ (547)	$ (304)	$ (159)	$ (128)	$ (223)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	125	125	258	171	126	151
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	-	(12)	(12)	(12)
Accounts Payable	2	2	2	-	2	45
Insurance Payable	40	31	44	-	11	39
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	400	400	1,500	-	-	-
Net cash (used in) / provided by operating activities	-	-	1,500	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(7,806)	(6,066)	(62,263)	(16,498)	(13,033)	(35,092)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(7,806)	(6,066)	(62,263)	(16,498)	(13,033)	(35,092)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,344	6,638	62,941	17,131	13,999	35,880
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(238)	-	(232)	(599)	(480)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,106	6,400	62,941	16,898	13,400	35,400

Net change in cash and cash equivalent	300	334	2,178	400	367	308
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 300	$ 334	$ 2,178	$ 400	$ 367	$ 308
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #PAPPY1	Series #1857COIN	Series #94CSI	Series #ANDYPELE	Series #BOBAFETT	Series #ELVIS
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (111)	$ (361)	$ (6,661)	$ (133)	$ (152)	$ (358)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	86	286	6,661	61	79	104
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	-	(10)	-	-	(10)	(12)
Accounts Payable	-	-	-	56	2	2
Insurance Payable	25	85	-	16	80	264
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-
Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(11,856)	(22,900)	(126,092)	(24,165)	(23,005)	(34,882)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(11,856)	(22,900)	(126,092)	(24,165)	(23,005)	(34,882)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,360	23,663	131,192	24,877	23,723	35,400
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	567	-	-	-	-	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(1,300)	(363)	(600)	(477)	(363)	(198)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	12,627	23,300	130,592	24,400	23,360	35,202

Net change in cash and cash equivalent	771	400	4,500	235	355	320
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 771	$ 400	$ 4,500	$ 235	$ 355	$ 320
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #GBOYCOLOR	Series #JETFIRE	Series #POPEBALL	Series #RABBIT	Series #54AARON	Series #GRATEFUL1
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (111)	$ (181)	$ (177)	$ (110)	$ (1,153)	$ (392)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	92	85	115	122	1,200	12
(Gain) / Loss on sale of Asset	-	-	-	-	-	-
(Gain) / Loss on sale of Digital Assets	-	-	-	-	-	-
Impairment loss on Collection Assets	-	-	-	-	-	-
Investment Income / (Loss)	-	-	-	-	-	-
Other Receivable	-	-	-	-	-	-
Prepaid Insurance	(12)	(12)	(12)	(12)	(47)	-
Accounts Payable	2	-	2	-	-	2
Insurance Payable	29	32	72	-	-	377
Income Taxes Payable	-	-	-	-	-	-
Due from the Manager or its Affiliates	-	-	-	-	-	(362)
Due to the Manager or its Affiliates	-	75	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	(362)

Cash flow from investing activities:
Deposits Collection Asset	-	-	-	-	-	-
Investment in Collection Asset	(5,169)	(6,561)	(17,387)	(40,248)	(166,771)	(60,038)
Investment in Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Digital Assets	-	-	-	-	-	-
Proceeds from Sale of Collection Asset	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(5,169)	(6,561)	(17,387)	(40,248)	(166,771)	(60,038)

Cash flow from financing activities:
Proceeds from sale of membership interests	5,738	7,179	18,164	40,781	167,025	60,900
Proceeds on borrowings from manager and affiliates, net of repayments	-	-	-	-	-	-
Distribution to Series	-	-	-	-	-	-
Contribution from Series to RSE Collection	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	246	-
Capital Contribution	-	-	-	-	-	-
Distribution to RSE Collection	(238)	(318)	(477)	(232)	(154)	(500)
Distribution of Gain on Sale of Assets to Members	-	-	-	-	-	-
Other Distribution to Members	-	-	-	-	-	-
Cash provided by / (used in) financing activities	5,500	6,861	17,687	40,548	167,117	60,400

Net change in cash and cash equivalent	331	300	300	300	346	-
Cash and cash equivalent beginning of year	-	-	-	-	-	-
Cash and cash equivalent end of year	$ 331	$ 300	$ 300	$ 300	$ 346	$ -
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	50,000

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2022

	Series #BOBAPROTO	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$ (373)	$ (225,119)
Adjustments to reconcile net income / (loss) to net cash (used in) provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	19	259,012
(Gain) / Loss on sale of Asset	-	(288,883)
(Gain) / Loss on sale of Digital Assets	-	239
Impairment loss on Collection Assets	-	226,780
Investment Income / (Loss)	-	(21,400)
Other Receivable	-	(12,920)
Prepaid Insurance	(4)	(734)
Accounts Payable	2	369
Insurance Payable	356	9,067
Income Taxes Payable	-	51,336
Due from the Manager or its Affiliates	(332)	(1,943)
Due to the Manager or its Affiliates	49	5,434
Net cash (used in) / provided by operating activities	(283)	1,238
Cash flow from investing activities:
Deposits Collection Asset	-	-
Investment in Collection Asset	(63,867)	(5,253,750)
Investment in Digital Assets	-	(40,772)
Proceeds from Sale of Digital Assets	-	44
Proceeds from Sale of Collection Asset	-	957,201
Cash provided by / (used in) investing activities	(63,867)	(4,337,277)

Cash flow from financing activities:
Proceeds from sale of membership interests	64,817	3,892,831
Proceeds on borrowings from manager and affiliates, net of repayments	-	1,352,423
Distribution to Series	-	-
Contribution from Series to RSE Collection	-	-
Contribution related to Offering Closings and Asset Sales	-	35,826
Capital Contribution	-	13,919
Distribution to RSE Collection	(667)	-
Distribution of Gain on Sale of Assets to Members	-	(851,978)
Other Distribution to Members	-	(13,919)
Cash provided by / (used in) financing activities	64,150	4,429,102

Net change in cash and cash equivalent	-	93,063
Cash and cash equivalent beginning of year	-	119,066
Cash and cash equivalent end of year	$ -	$ 212,129
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	75,000	293,800
Forgiveness of amounts due to manager and Contributed to the Company/Series		238,142
NFT Airdrop		(17,548)
Collection Assets transferred to a related entity		33,326

See accompanying notes, which are an integral part of these financial statements.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Collection, LLC (the “Company,” “RSE Collection,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on August 24, 2016. The Company’s core business is the identification, acquisition, marketing and management of collectible items (including collectible automobiles, memorabilia and alcohol) and digital assets, collectively referred to as “Collectible Assets” or the “Asset Class,” for the benefit of the investors. The Company is wholly owned and managed by RSE Collection Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings” or the “Asset Manager”). Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets”). RSE Markets was the manager of the Company and served as the asset manager until March 26, 2021, at which point RSE Collection Manager, LLC and Rally Holdings replaced RSE Markets as Manager and Asset Manager, respectively. The Asset Manager is a technology and marketing company that operates the Rally Rd.™ platform (the “Platform”) and manages the Company, through the Manager, and the assets owned by the Company in its role as the Asset Manager of each Series.

The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Collectible Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2023 and December 31, 2023. “Prior Period” refers to the time period between January 1, 2022 and December 31, 2022.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the Operating Agreement.

OPERATING AGREEMENT

General:

In accordance with the Operating Agreement, each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion. The  amount of the maximum Sourcing Fee is determined by the Manager in its sole discretion and generally is calculated by reference to the difference between the Manager's estimate of the fair market value of the Underlying Asset at or prior to the time of an Offering (which estimate is based on the Manager's experience with assets in the same or a similar asset class, the value of comparable assets and other factors) and the purchase price that the Manager negotiated for the acquisition of the Underlying Asset. Any amount paid to the Manager as the Sourcing Fee in connection with an Offering is not capitalized as a cost of the related Underlying Asset but is instead recorded as a cost of the Offering.

Brokerage Fee: With respect to Offerings, except in the case of Series #77LE1, the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash proceeds from the Offering for facilitating the sale of securities for Offerings qualified as of and after March 6, 2019.

Custody Fee: Throughout the Current Period and Prior Period, the custodian of Interests (the “Custodian”) was DriveWealth LLC (“DriveWealth”). With respect to Offerings for which DriveWealth served as Custodian, DriveWealth received a fee equal to the greater of (i) 0.75% on Interests sold in an Offering and (ii) $500 (the “Custody Fee”). In the case of the offerings for the Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was yet in place and as such, no Custody Fee was paid. Should a Custody Fee become applicable for the Interests in these Series in future, the Manager will pay and not be reimbursed for such Custody Fee. For all other offerings for which DriveWealth served as Custodian, the Custody Fee was paid from the proceeds of each offering. North Capital Private Securities Corporation (“NCPS”) operates the PPEX ATS used by the Company. NCPS became the Custodian beginning January 2, 2024. NCPS, as Custodian, will not receive any compensation directly related to the Offering of any particular Series, but will instead receive an account opening fee and annual account maintenance fee with respect to each individual Investor.

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note E – Free Cash Flow Distributions and Management Fees) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note E – Free Cash Flow Distributions and Management Fees).

In the case that Free Cash Flow (as described in Note E – Free Cash Flow Distributions and Management Fees) is available for distribution and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow available for distribution and the Manager will receive up to 50% of Free Cash Flow available for distribution in the form of a Management Fee (as described in Note E – Free Cash Flow Distributions and Management Fees) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  All Offerings launched since January 1, 2023 are subject to a Success Fee.

Other:

The Manager is responsible for covering its own expenses. Certain of the Underlying Assets, such as NFTs, are self-insured by the Manager, the Asset Manager and the Series that owns the underlying NFT, and all take the full risk of loss on these Underlying Assets

LIQUIDITY AND CAPITAL RESOURCES

The Company and each listed Series have experienced recurring net losses and negative operating cash flows since inception and neither the Company nor any Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold for gains and certain Series that generate investment income (see Note A – Description of Organization and Business Operations – Asset Dispositions).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Retained Earnings / (Accumulated Deficits). Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period, except for certain Series that have net income in the Current Period generated from receiving investment income.

Period	Income / (Loss)	Net Working Capital	Retained Earnings / (Accumulated Deficit)
Current Period	($914,562)	($226,665)	($2,356,069)
Prior Period	($225,119)	($2,237,327)	($1,210,870)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. The Company and the Series finance their business activities through capital contributions from the Manager or its affiliates and from members to the individual Series. Until such time as any Series has the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) for individual Series once the Offerings are closed, listed in the table above, at the sole discretion of the Manager. There can be no assurance that the Manager or RSE Markets, Inc. will continue to fund operations or provide financial support to the Company and each listed Series. If the Company and each listed Series does not continue to obtain financing from the Manager or RSE Markets, Inc. they will be unable to pay their obligations as they come due, including the obligation of each listed Series. As a result, these conditions raise substantial doubt about the Company's and each listed Series' ability to continue as a going concern for the twelve months following the date of this filing.

No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been demonstrated. However, from time to time, the Company or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, that are recognized as investment income. During the Current Period, no free cash flow distributions were made and no management fee was distributed. Each Series will continue to incur Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) including, but not limited to storage, insurance, transportation and maintenance expenses, marketing expense and professional fees, on an ongoing basis.

Cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) or Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), as the case may be. Cash on

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager paid for the Operating Expenses related to the Company and any Series that has closed Offerings and elected not to be reimbursed. When the Manager pays for certain Operating Expenses related to a Series that have closed Offerings and elects not to be reimbursed, these payments are accounted for as capital contributions and are further described in Note B – Summary of Significant Accounting Policies – Operating Expenses.

INITIAL OFFERINGS

All Series for which a closing had occurred as of the date of the financial statements, that had commenced operations, were capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B – Summary of Significant Accounting Policies – Members’ Equity outlines all Offerings for which a Closing has occurred during the Current Period and the Prior Period.

ASSET DISPOSITIONS

During the Current Period and Prior Period, the Company received purchase offers for the Underlying Assets listed in the tables below. Per the terms of the Operating Agreement, the Company, together with the Manager and the Manager’s Advisory Board has evaluated the offers in light of the preferences of Investors in the related Series as expressed by the nonbinding voting results of a poll of such Investors on the question whether to sell the Underlying Assets. The Manager has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but for which no Offering has occurred and the Underlying Asset was not transferred to an applicable Series before the sale. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Underlying Assets sold during the Current Period are as follows:

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Sale (See Note F)	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#85FT1	1985 Ferrari Testarossa	12/21/2023	$185,000	$175,826	$9,174	$50	$165,000 / $82.50	$184,940 / $92.47
#88LJ1	1988 Lamborghini Jalpa	12/21/2023	$135,000	$132,382	$2,618	$50	$135,000 / $67.50	$135,000 / $67.50
#95BL1	1995 BMW E36 M3 Lightweight	12/21/2023	$130,000	$114,581	$15,419	$50	$118,500 / $59.25	$130,900 / $65.45
#02AX1	2002 Acura NSX-T	12/21/2023	$137,000	$101,786	$35,214	$4,333	$108,000 / $54.00	$134,640 / $67.32
#02BZ1	2002 BMW Z8	12/21/2023	$205,000	$186,301	$18,699	$665	$195,000 / $65.00	$207,330 / $69.11
#88BM1	1988 BMW E30 M3	12/21/2023	$141,000	$136,465	$4,535	$50	$141,000 / $47.00	$142,950 / $47.65
#88PT1	1988 Porsche 944 Turbo S	12/21/2023	$62,000	$63,071	$(1,071)	$50	$66,000 / $30.00	$66,088 / $30.04
#80PN1	1980 Porsche 928	12/21/2023	$58,000	$47,388	$10,612	$50	$48,000 / $9.60	$61,600 / $12.32
#94CSI	1994 BMW 850CSi	3/3/2023	$120,000	$126,092	$(6,092)	$50	$142,500 / $14.25	$118,400 / $11.84
#BATMAN	1940 Batman #1 Comic Book published by DC Comics graded CGC 8	1/30/2023	$2,000,000	$1,700,000	$300,000	$114,736	$1,800,000 / $10.00	$1,936,800 / $10.76

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Sale (See Note F)	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#04PHELPS	2004 Sports Illustrated For Kids #360 Michael Phelps Rookie Card graded PSA GEM MT 10	1/4/2023	$5,774	$5,774	$0	(1)	(1)	(1)
#EMERALD	2005 Game Boy Advance Pokémon Emerald Version Video Game graded Wata 9.8 A++	1/21/2023	$13,200	$13,200	$0	(1)	(1)	(1)
#CRASH	1996 PlayStation Crash Bandicoot Video Game graded Wata 9.2 A+	1/21/2023	$17,600	$17,600	$0	(1)	(1)	(1)
#RASPUTIN	1905-1916 Handwritten and Signed Grigori Rasputin Letter	1/11/2023	$21,471	$21,471	$0	(1)	(1)	(1)
#METROID	1987 NES Metroid Video Game graded Wata 9.6 A+	1/21/2023	$11,550	$11,550	$0	(1)	(1)	(1)
#80TOPPS	1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	1/27/2023	$15,120	$15,120	$0	(1)	(1)	(1)
#39AA	1939 First Edition copy of Alcoholics Anonymous by Bill Wilson	8/22/2023	$20,611	$20,611	$0	(1)	(1)	(1)
#FAREWELL	1929 1st Edition copy of A Farewell To Arms by Ernest Hemingway	12/15/2023	$6,500	$6,500	$0	(1)	(1)	(1)
Total			$3,284,826	$2,895,718	$389,108	$120,084		$3,118,648

(1)At the time of the sale the Underlying Asset was still owned by RSE Collection, LLC and not by any Series

Underlying Asset sold in the Prior Period:

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#89FT1	1989 Ferrari Testarossa	4/25/2022	$330,000	$175,136	$154,864	$30,605 (Net of $1,762 Net Loss Carryforward)	$180,000 / $45.00	$301,108 / $75.27
#93FS1 (2)	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873 (Net of $1,653 Net Loss Carryforward)	$137,500 / $68.75	$147,500 / $73.75
#89PS1	1989 Porsche 911 Speedster	7/20/2022	$245,000	$160,000	$85,000	$15,185 (Net of $2,433 Net Loss Carryforward)	$165,000 / $82.50	$231,086 / $115.54
#89FG2	1989 Ferrari 328 GTS	8/18/2022	$180,000	$119,562	$60,438	$11,004 (Net of $1,418 Net Loss Carryforward	$127,500 / $75.00	$172,283 / $101.34
#20WITT	2020 Bowman Chrome Bobby Witt Jr. Prospect Autographs Rookie Card graded PSA 10	9/27/2022	$1,781	$7,030	($5,249)	(1)	(1)	(1)
#57UNITAS	1957 Topps #138 Johnny Unitas Rookie Card graded PSA NM MT+ 8.5	10/3/2022	$40,000	$40,000	$0	(1)	(1)	(1)
#GRIFFEY3	1989 Ken Griffey Jr. Debut Ticket Stub graded PSA 1.5	12/21/2022	$6,270	$20,571	($14,301)	(1)	(1)	(1)

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interest
#MAHOMES2	2017 Panini Contenders Optic Rookie Ticket Autograph #103 Patrick Mahomes Rookie Card graded BGS 9.5	12/21/2022	$6,650	$16,018	($9,368)	(1)	(1)	(1)
Total			$957,201	$668,317	$288,883	$58,667		$851,977

(1)At the time of the sale the Underlying Asset was still owned by RSE Collection, LLC and not by any Series

(2)The sale of the Underlying Asset is a related party transaction

Note: Total Distribution to Interest Holders includes cash on balance sheet of Series and is net of corporate level taxes on gain on sale.

Upon disposition of the Underlying Asset, the Series is dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The consolidated financial statements include the accounts of the Company and the accounts of Series #77LE1. Interests in Series #77LE1 were issued under Rule 506(c) of Regulation D and were thus not qualified under the Company’s Offering Statement on Form 1-A, as amended (the “Offering Statement”), and thus separate financial statements for Series #77LE1 are not presented.

Any Offerings that have closed as of the date of the financial statements were conducted in accordance with Tier 2 of Regulation A and qualified under an Offering Statement. Upon the closing of a Series Offering, separate financial statements are presented for each such Series, and each is consolidated in the financial statements of the Company after eliminating inter-company balances and transactions.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), maintenance, bookkeeping and accounting fees and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the “Operating Expenses”. We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below.

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions	Total
Current Period	$337,634	$185,303	$522,937
Prior Period	$313,862	$197,212	$511,074

During the Current Period and Prior Period, the Company incurred pre-Closing Operating Expenses and individual Series that had closed Offerings incurred post-Closing Operating Expenses not including gains/(loss) on sale and investment income as presented in the Consolidated Statements of Operations.

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses,” which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets as well as indefinite lived intangible assets and will be subject to an annual test for impairment. These Underlying Assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the fair value of the asset. An impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following impairment charges were recognized during the Current Period and Prior Period.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Period	Series	Impairment loss on asset	Total
Current Period	#MEEB11275	$137,198	$994,357
	#PUNK2981	$194,748
	#BAKC7820	$19,061
	#VEEFRND1	$31,601
	#KENNERSET	$3,705
	#WARHOL1	$35,169
	#GBOYCOLOR	$1,919
	#39AA (1)	$17,090
	#DROCTOPUS (1)	$36
	#CAPTAIN1 (1)	$36
	#FAREWELL (1)	$7,100
	#MAYC857	$32,498
	#WOW2221	$437
	#WOW6586	$667
	#MAYC9114	$5,710
	#BEEPLE1	$52,067
	#CLNX13296 (1)	$40,049
	#TOADZ3079 (1)	$10,025
	#TOADZ5028 (1)	$3,350
	#DOOD7387 (1)	$43,229
	#DOOD6778	$21,712
	#MEEB7985	$25,411
	#MBIRD2754	$65,310
	#SACHS1	$20,750
	#SANDBOX2 (1)	$20,371
	#WWLAND1 (1)	$12,950
	#SANDBOX1	$34,701
	#DLAND1 (1)	$157,457
Prior Period	#MBIRD2754 (1)	$3,177	$226,780
	#AZUKI8467 (1)	$18,702
	#105.ETH (1)	$16,381
	#05JAYZ	$3,915
	#57UNITAS (1)	$2,500
	#54AARON (1)	$40,968
	#04PHELPS (1)	$14,276
	#EMERALD (1)	$18,366
	#CRASH (1)	$13,690
	#RASPUTIN (1)	$10,120
	#METROID (1)	$53,250
	#80TOPPS (1)	$17,497
	#NBAJAM	$3,500
	#GALACTUS (1)	$26
	#THANOS (1)	$33
	#WOW2221	$2,461
	#WOW6586	$3,612
	#MAYC857	$2,258

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Period	Series	Impairment loss on asset	Total
	#MAYC9114	$2,048
	#86FT1 (1)	$529

(1) Impairment charges for this Series or Underlying Asset was recognized prior to the Series Offering and are included in the Consolidated balances

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost less any impairment, and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, which are incurred prior to the Closing of an Offering are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. The Company does, however, retain additional cash from the proceeds of the Offering on the Series balance sheet to cover Acquisition Expenses that are anticipated prior to the Closing but incurred after the Closing of an Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. The Series uses the remaining cash to repay any loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Collection” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company, through non-interest-bearing payments from the Manager, has acquired Underlying Assets since the beginning of the Prior Period. For all Collectible Assets held as of the end of the Current Period and Prior Period, the following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and Prior Period.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#77LE1	(1,3)	$ 69,400	$ 787	$ -	$ 70,187
#69BM1	(1)	102,395	3,871	-	106,266
#55PS1	(1)	405,000	3,386	-	408,386
#90FM1	(1)	14,500	286	-	14,786
#83FB1	(1)	330,000	2,806	-	332,806
#98DV1	(1)	120,000	2,544	-	122,544
#93XJ1	(1)	460,000	28,586	-	488,586
#99LE1	(1)	62,100	2,171	-	64,271
#91MV1	(1)	33,950	1,487	-	35,437
#92LD1	(1)	146,181	11,861	-	158,042
#94DV1	(1)	52,500	287	-	52,787
#72MC1	(1)	115,000	562	-	115,562
#11BM1	(1)	78,500	1,286	-	79,786
#80LC1	(1)	610,000	2,439	-	612,439
#63CC1	(1)	120,000	286	-	120,286
#76PT1	(1)	179,065	3,737	-	182,802
#75RA1	(1)	75,000	903	-	75,903
#65AG1	(1)	170,000	286	-	170,286
#90MM1	(1)	22,000	1,187	-	23,187
#61JE1	(1)	235,000	388	-	235,388
#65FM1	(1)	75,000	997	-	75,997
#94LD1	(1)	570,000	2,236	-	572,236
#99SS1	(1)	126,575	2,652	-	129,227
#94FS1	(1)	135,399	3,083	-	138,482
#61MG1	(1)	325,000	590	-	325,590
#92CC1	(1)	45,000	1,188	-	46,188
#88LL1	(1)	275,000	2,811	-	277,811
#MEEB11275	(1)	140,407	154	(137,198)	3,363
#82TAYLOR	(1)	10,200	-	-	10,200
#HOLMES	(1)	20,000	100	-	20,100
#HULK180	(1)	36,000	146	-	36,146
#05JAYZ	(1)	15,600	218	(3,915)	11,903
#JUSTINIAN	(1)	15,000	-	-	15,000
#67ICEBOWL	(1)	7,500	46	-	7,546
#DKCOUNTRY	(1)	13,200	366	-	13,566
#FALCON	(1)	42,834	110	-	42,944
#MARIOWRLD	(1)	144,000	143	-	144,143
#82AV1	(1)	285,000	1,364	-	286,364
#SUPERBWL1	(1)	19,500	35	-	19,535
#MEEB7985	(1)	33,962	84	(25,411)	8,635
#BONDWATCH	(1)	71,388	3,280	-	74,668
#95FF1	(1)	105,000	3,488	-	108,488
#MAYC857	(1)	48,492	5,745	(34,756)	19,481
#PUNK2981	(1)	290,000	-	(194,748)	95,252
#WOW2221	(1)	25,461	3,000	(2,898)	25,564
#NIKON1	(1)	23,438	481	-	23,920
#LOTF	(1)	11,000	100	-	11,100
#DOOD6778	(1)	28,342	17	(21,712)	6,647
#BAKC7820	(1)	28,743	49	(19,061)	9,731
#NBAJAM	(1)	42,000	-	(3,500)	38,500

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#SANDBOX1	(1)	101,424	63	(34,701)	66,786
#WOW6586	(1)	49,742	4,426	(4,279)	49,889
#AZUKI6704	(1)	30,434	18	-	30,452
#58PELE4	(1)	42,000	82	-	42,082
#OBAMABALL	(1)	99,000	82	-	99,082
#BART	(1)	17,400	81	-	17,481
#HOMER	(1)	17,400	82	-	17,482
#SI1	(1)	7,700	-	-	7,700
#GOLD1	(1)	13,750	19	-	13,769
#VERSTAPP1	(1)	29,402	-	-	29,402
#96TIGER	(1)	49,037	150	-	49,187
#88ZELDA	(1)	54,000	-	-	54,000
#STARWARS3	(1)	22,800	-	-	22,800
#YEEZY	(1)	32,000	1,614	-	33,614
#MAYC9114	(1)	84,357	9,002	(7,759)	85,600
#VFRNDS1	(1)	250,000	-	-	250,000
#MBIRD2754	(1)	76,328	36	(68,487)	7,877
#VEEFRND1	(1)	39,054	51	(31,601)	7,504
#TREASURE	(1)	18,750	248	-	18,998
#MACWORLD1	(1)	201,021	1,100	-	202,121
#KENNERSET	(1)	10,251	79	(3,705)	6,625
#LEDZEPP1	(1)	42,000	-	-	42,000
#VEEVIPER	(1)	70,000	-	-	70,000
#BEEPLE1	(1)	75,161	45	(52,067)	23,139
#WARHOL1	(1)	151,308	8,810	(35,169)	124,950
#GAMEBOY	(1)	20,000	-	-	20,000
#CROESUS	(1)	57,600	129	-	57,729
#SACHS1	(1)	24,588	43	(20,750)	3,881
#32RUTH	(1)	85,000	74	-	85,074
#ELON1	(1)	6,000	-	-	6,000
#105.ETH	(1)	54,946	1,308	(16,381)	39,873
#R2D2	(1)	7,696	110	-	7,806
#VADER	(1)	6,000	66	-	6,066
#WARHOL2	(1)	59,741	2,522	-	62,263
#JEKYLL	(1)	16,250	248	-	16,498
#BUFFETT1	(1)	13,000	33	-	13,033
#DRACULA10	(1)	35,000	92	-	35,092
#PAPPY1	(1)	11,827	29	-	11,856
#1857COIN	(1)	22,900	-	-	22,900
#ANDYPELE	(1)	24,000	165	-	24,165
#BOBAFETT	(1)	22,960	46	-	23,005
#ELVIS	(1)	34,800	82	-	34,882
#GBOYCOLOR	(1)	5,100	69	(1,919)	3,250
#JETFIRE	(1)	6,432	129	-	6,561
#POPEBALL	(1)	17,125	262	-	17,387
#RABBIT	(1)	40,000	248	-	40,248
#54AARON	(1)	206,400	1,339	(40,968)	166,771
#GRATEFUL1	(1)	110,000	38	-	110,038
#BOBAPROTO	(1)	138,750	117	-	138,867

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Impairment	Total
#ARSHAM1	(1)	120,000	560	-	120,560
#WWLAND1	(2)	13,956	24	(12,950)	1,030
#DOOD7387	(2)	53,491	45	(43,229)	10,308
#AZUKI8467	(2)	91,835	54	(18,702)	73,188
#SANDBOX2	(2)	106,420	141	(20,371)	86,190
#TOADZ5028	(2)	10,219	75	(3,350)	6,945
#TOADZ3079	(2)	11,909	93	(10,025)	1,977
#DLAND1	(2)	160,866	68	(157,457)	3,476
#CLNX13296	(2)	55,009	81	(40,049)	15,041
#35MICKEY	(2)	5,040	45	-	5,085
#SCARFACE	(2)	17,500	71	-	17,571
#GIJOE2	(2)	9,741	46	-	9,786
#APOLLO14	(2)	52,500	135	(33,969)	18,665
#PHOF-LINC	(2)	26,500	325	-	26,825
#PHOF-1984	(2)	20,500	100	-	20,600
Total - Current Period		$ 9,775,551	$ 136,631	$ (1,101,086)	$ 8,811,095
Total - Prior Period		$ 12,627,042	$ 151,887	$ (268,821)	$ 12,510,108

(1)Offering for Series Interests closed as of the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

(3)Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings / (Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close as of the end of the Current Period. The Interests that are issued by each individual Series do not provide the investors with any voting rights in the Series other than those detailed in the Company’s Operating Agreement. All of the control and operating decisions relating to the operations of a Series are held by the Manager in accordance with the terms of the Operating Agreement.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies.

The table below outlines Membership Contributions and Uses for closed Offerings:

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests Outstanding	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total (1)
#77LE1 (2)	4/13/2017	2,000	$ 77,700	$ 1,049	$ 3,443	$ -	$ 73,208
#69BM1	2/7/2018	2,000	115,000	778	2,986	-	111,236
#55PS1	6/6/2018	2,000	425,000	2,869	-	-	422,131
#93XJ1	11/6/2018	5,000	495,000	3,487	-	3,713	487,801
#83FB1	9/5/2018	5,000	350,000	2,522	9,162	2,625	335,691
#90FM1	7/31/2018	2,000	16,500	90	464	500	15,446
#98DV1	10/10/2018	2,000	130,000	954	2,314	975	125,757
#99LE1	12/4/2018	2,000	69,500	510	1,770	521	66,699
#91MV1	12/7/2018	2,000	38,000	279	600	500	36,621
#94DV1	12/26/2018	2,000	57,500	388	1,841	500	54,771
#92LD1	12/26/2018	3,000	165,000	1,114	2,219	1,238	160,430
#72MC1	1/4/2019	2,000	124,500	542	2,474	934	120,551
#11BM1	1/25/2019	2,000	84,000	567	517	630	82,286
#80LC1	2/8/2019	5,000	635,000	4,305	9,216	4,763	616,716
#63CC1	3/18/2019	2,000	126,000	916	1,553	945	122,586
#76PT1	3/22/2019	3,000	189,900	1,382	1,793	1,424	185,301
#75RA1	4/9/2019	3,000	84,000	586	3,732	630	79,052
#65AG1	4/16/2019	2,000	178,500	1,272	1,903	1,339	173,986
#90MM1	4/26/2019	5,000	26,600	196	918	500	24,986
#61JE1	4/26/2019	3,000	246,000	1,661	3,858	1,845	238,636
#65FM1	7/18/2019	2,000	82,500	619	1,966	619	79,297
#94LD1	8/6/2019	5,000	597,500	4,481	11,251	4,481	577,286
#99SS1	9/11/2019	1,000	137,500	1,375	1,815	1,031	133,279
#94FS1	9/17/2019	2,000	145,000	1,450	669	1,088	141,794
#61MG1	9/30/2019	5,000	340,000	2,550	4,613	2,550	330,287
#92CC1	10/2/2019	2,000	52,500	525	2,875	500	48,600
#88LL1	12/8/2019	2,000	292,000	2,920	3,115	2,190	283,775
#MEEB11275	1/10/2022	20,000	160,000	1,600	16,139	1,200	141,061
#82TAYLOR	1/10/2022	2,000	13,000	130	1,538	500	10,832
#HOLMES	1/10/2022	2,500	25,000	250	3,458	500	20,792
#HULK180	1/10/2022	10,000	42,000	420	4,342	500	36,738
#05JAYZ	1/10/2022	3,700	18,500	185	1,459	500	16,356
#JUSTINIAN	1/10/2022	2,000	18,000	180	1,720	500	15,600
#67ICEBOWL	1/14/2022	2,000	10,000	100	1,262	500	8,138
#DKCOUNTRY	1/14/2022	3,000	18,000	180	3,162	500	14,158
#FALCON	1/14/2022	10,000	50,000	500	5,420	500	43,580
#MARIOWRLD	1/18/2022	33,000	165,000	1,650	17,264	1,238	144,848
#82AV1	2/7/2022	14,875	297,500	2,975	2,530	2,231	289,764
#SUPERBWL1	3/2/2022	4,000	24,000	240	3,079	500	20,181
#MEEB7985	3/2/2022	7,600	38,000	380	2,574	500	34,546
#BONDWATCH	3/22/2022	20,000	80,000	800	3,320	600	75,280
#95FF1	3/22/2022	12,000	120,000	1,200	3,862	900	114,038
#MAYC857	3/23/2022	10,800	54,000	540	3,893	500	49,067
#PUNK2981	3/22/2022	62,000	310,000	3,100	13,975	2,325	290,600
#WOW2221	3/30/2022	4,000	28,000	280	1,193	500	26,027
#NIKON1	4/8/2022	7,000	28,000	280	2,720	500	24,500
#LOTF	4/8/2022	2,000	14,000	140	1,568	500	11,792
#DOOD6778	4/8/2022	6,000	30,000	300	340	500	28,860
#BAKC7820	4/20/2022	6,200	31,000	310	847	500	29,343
#NBAJAM	4/20/2022	9,400	47,000	470	3,338	500	42,692

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests Outstanding	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Total (1)
#SANDBOX1	5/3/2022	21,000	105,000	1,050	1,175	788	101,987
#WOW6586	5/3/2022	10,400	52,000	520	711	500	50,269
#AZUKI6704	5/3/2022	6,400	32,000	320	228	500	30,952
#58PELE4	5/14/2022	8,000	48,000	480	4,420	500	42,600
#OBAMABALL	5/14/2022	10,500	105,000	1,050	3,563	788	99,600
#BART	5/14/2022	3,000	21,000	210	2,290	500	18,000
#HOMER	5/14/2022	3,000	21,000	210	2,290	500	18,000
#SI1	5/14/2022	5,000	10,000	100	1,100	500	8,300
#GOLD1	5/14/2022	4,000	16,000	160	766	500	14,574
#VERSTAPP1	5/24/2022	4,000	32,000	320	1,178	500	30,002
#96TIGER	5/24/2022	11,000	55,000	550	4,313	500	49,637
#88ZELDA	5/24/2022	12,000	60,000	600	4,300	500	54,600
#STARWARS3	5/24/2022	2,600	26,000	260	1,840	500	23,400
#YEEZY	5/24/2022	5,000	40,000	400	6,276	500	32,824
#MAYC9114	5/27/2022	17,500	87,500	875	1,066	656	84,902
#VFRNDS1	6/12/2022	27,500	275,000	2,750	19,642	2,063	250,545
#MBIRD2754	6/16/2022	12,000	60,000	600	-	500	58,900
#VEEFRND1	6/16/2022	6,720	33,600	336	-	500	32,764
#TREASURE	6/16/2022	4,500	22,500	225	2,244	500	19,531
#MACWORLD1	6/16/2022	20,000	225,000	2,250	17,673	1,688	203,390
#KENNERSET	6/16/2022	1,250	12,500	125	1,024	500	10,851
#LEDZEPP1	6/16/2022	8,000	48,000	480	4,420	500	42,600
#VEEVIPER	6/17/2022	15,000	75,000	750	2,779	563	70,909
#BEEPLE1	6/28/2022	13,600	68,000	680	-	510	66,810
#WARHOL1	6/28/2022	17,000	170,000	1,700	3,359	1,275	163,666
#GAMEBOY	7/25/2022	4,500	22,500	225	866	500	20,909
#CROESUS	8/1/2022	8,000	64,000	640	4,355	500	58,505
#SACHS1	8/1/2022	2,150	21,500	215	-	500	20,785
#32RUTH	8/1/2022	19,000	95,000	950	7,738	713	85,600
#ELON1	8/1/2022	3,750	7,500	75	207	500	6,718
#105.ETH	8/19/2022	10,000	40,000	400	-	500	39,100
#R2D2	8/19/2022	2,000	10,000	100	1,056	500	8,344
#VADER	8/19/2022	1,500	7,500	75	287	500	6,638
#WARHOL2	8/19/2022	6,500	65,000	650	909	500	62,941
#JEKYLL	8/26/2022	5,000	20,000	200	2,169	500	17,131
#BUFFETT1	8/26/2022	5,000	15,000	150	351	500	13,999
#DRACULA10	8/26/2022	4,000	40,000	400	3,220	500	35,880
#PAPPY1	8/26/2022	2,000	14,000	140	-	500	13,360
#1857COIN	8/26/2022	5,000	25,000	250	587	500	23,663
#ANDYPELE	10/3/2022	6,500	26,000	260	363	500	24,877
#BOBAFETT	10/3/2022	2,600	26,000	260	1,517	500	23,723
#ELVIS	10/3/2022	5,000	40,000	400	3,700	500	35,400
#GBOYCOLOR	10/3/2022	1,625	6,500	65	197	500	5,738
#JETFIRE	10/3/2022	1,700	8,500	85	736	500	7,179
#POPEBALL	11/2/2022	4,750	19,000	190	146	500	18,164
#RABBIT	11/2/2022	10,000	46,000	460	4,259	500	40,781
#54AARON	11/2/2022	17,000	170,000	1,700	-	1,275	167,025
#GRATEFUL1	12/13/2022	12,500	125,000	1,250	11,913	938	110,900
#BOBAPROTO	12/13/2022	15,000	150,000	1,500	7,558	1,125	139,817
#ARSHAM1	5/16/2023	6,750	135,000	1,350	11,478	1,013	121,160
Total		739,870	$ 9,800,800	$ 84,586	$ 326,338	$ 84,925	$ 9,304,951

(1)Represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at the Closing of the Offering for respective Series.

(2)Series #77LE1 Interests were issued under Rule 506(c) and as such Series #77LE1 has not been broken out as a separate Series in the financial statements but is included in the table above.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each Series has elected and qualifies to be taxed as a corporation under the Internal Revenue Code of 1986 (the “Code”), and the Company intends that each future Series will elect and qualify to be taxed as a corporation under the Code. Each separate Series intends to be accounted for as described in ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company has elected to be taxed as a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code. Therefore, the Company is a pass-through entity and is not a tax paying entity for federal income tax purposes. Instead, the member is liable for income tax on its respective shares of taxable income.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding Interests in that particular Series during the period.

10.Cryptocurrencies:

Cryptocurrencies held are accounted for as indefinite-lived intangible assets in accordance with ASC 350, Intangibles-Goodwill and Other. The Company has ownership of and control over our cryptocurrency and we use third-party custodial services to secure it. Cryptocurrencies are recorded at cost, net of any impairment losses incurred since acquisition. All cryptocurrency balances are presented in Other Assets on the balance sheet.

From time to time, the Company or certain Series that own and hold non-fungible tokens (“NFTs”) as assets may receive additional cryptocurrencies or NFTs from the NFT creator through “airdrops.” Airdrops are one-time occurrences, are at the discretion of NFT creators or other third parties, and are not in the normal course of operations of the Company or any Series. The Company or Series records these additional cryptocurrencies and NFTs received for free as Investment Income on its statement of operations upon receipt, and at an estimated fair value based on comparable cryptocurrencies and NFTs currently being traded in the open market at the time of receipt.

NFTs are subject to an impairment test at each reporting period based on current trading values in the current period. If the current trading value of the NFT is less than the carrying value at the end of the reporting period, impairment is recognized in the amount the carrying value exceeds the current trading value.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

11. Recent Accounting Pronouncements:

On December 12, 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2023-08, Intangibles—Goodwill and Other—Crypto Assets (Subtopic 350-60): Accounting for and Disclosure of Crypto Assets. The ASU requires an entity holding crypto assets that meet certain requirements to subsequently measure those in-scope crypto assets at fair value with changes in fair value recognized in net income. The ASU requires separate presentation of in-scope crypto assets from other intangible assets on the balance sheet and subsequent remeasurements for fair value is also required to be recorded separately from impairment of other intangible assets in the income statement. Additional disclosures are required, including significant holdings, contractual sale restrictions, as well as reconciliation of the beginning and ending balances of crypto assets. Before this ASU, in-scope crypto assets were generally accounted for as indefinite-lived intangible assets, which follow a cost-less-impairment accounting model. The new ASU should be applied using a modified retrospective transition method with cumulative-effect adjustment recorded to the opening balance sheet of retained earnings as of the beginning of the year of adoption. The ASU is effective for all entities for fiscal years beginning after December 15, 2024, including interim periods within those fiscal years, with early adoption is permitted.

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes: Improvements to Income Tax Disclosures (Topic 740). The new income tax standard will require significant additional disclosures, focused on the disclosure of income taxes paid and the rate reconciliation table. The new guidance should be applied prospectively, with retrospective application permitted, and will be effective for calendar-year-end public business entities in the 2025 annual period and in 2026 for interim periods, with early adoption permitted. All other entities will have an additional year to adopt the new guidance.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans will be paid by the Company through proceeds of the Offering associated with a Series. Because the Series will repay the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset. There were no loans from affiliates of the Manager during the Current Period and the Prior Period.

From time to time the Asset Manager, affiliates of the Manager or third parties may make non-interest-bearing loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing loans used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

During the Current Period, ownership of Underlying Assets with a total carrying value of $66,090 that were initially purchased by RSE Archive, LLC, a related entity, from third-party sellers was transferred to the Company. Under the terms of the transfer agreement all rights, titles and interests along with any liabilities or obligations associated with these Underlying Assets were transferred to the Company.

As of the end of the Current Period and Prior Period, amounts outstanding due to/from Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates	Due from the Manager and its Affiliates
Current Period	$323,411	$ 415
Prior Period	$ 2,382,062	$1,943

During the Current Period and Prior Period, the Company entered into agreements with Advisory Board members to acquire Collectible Assets, which are outlined in the table below.

Series	Agreement Type	Agreement Date	Purchase Price	% Owned by Seller on Close	Seller
#VERSTAPP1	Upfront Purchase	2/7/2022	$29,402	0%	Goldin Auctions (1)
#88ZELDA	Upfront Purchase	2/24/2022	$54,000	0%	Goldin Auctions (1)
#STARWARS3	Upfront Purchase	2/24/2022	$22,800	0%	Goldin Auctions (1)
#LEDZEPP1	Upfront Purchase	2/24/2022	$42,000	0%	Goldin Auctions (1)
#54AARON	Upfront Purchase	4/7/2022	$206,400	0%	Goldin Auctions (1)
#ELON1	Upfront Purchase	6/9/2022	$6,000	0%	Goldin Auctions (1)
#BATMAN	Purchase Agreement	2/7/2022	$1,700,000	18.9%	Ken Goldin (1)
#METROID	Upfront Purchase	2/24/2022	$64,800	0%	Goldin Auctions (1)
#GRIFFEY3	Upfront Purchase	1/10/2022	$20,400	0%	Goldin Auctions (1)

(1)Ken Goldin, a member of the Advisory Board, is the Founder and Executive Chairman of Goldin Auctions.

During the Current Period, the Company did not sell any Collectible Assets to a related party. During the Prior Period, the Company sold the following Collectible Asset to a related party, which is outlined in the table below.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS (CONTINUED)

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Carrying Value	Gain/(loss) on Sale	Corporate Level Taxes on Gain on Sale
#93FS1	1993 Ferrari 348TS Serie Speciale	5/17/2022	$147,500	$130,000	$17,500	$1,873

The following table sets forth affiliated entities with greater than ten percent of any Series as of December 31, 2023:

Title of Class	Beneficial Owner	Number of Interests Owned	Percent of Class
#61MG1	The Manager	541	11%
#88LL1	The Manager	456	23%
#MACWORLD1	The Manager	2,549	13%
#VEEVIPER	The Manager	1,649	11%
#ARSHAM1	The Manager	3,028	45%

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE D - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been demonstrated at the Company or Series level during the Current Period and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include, Acquisition Expenses. Other fees are incurred upon the Closing of an Offering and include Offering Expenses, Brokerage Fees, Custody Fees, and Sourcing Fees.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses) are similar in nature and are associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

If the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to such Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts. In connection with the allocation of Operating Expenses to the various Series, the Manager will periodically (and no less than semiannually) review Series’ ability to pay their Operating Expenses. Based on that review, the Manager will determine the method by which such Operating Expenses will be paid, including whether any Operating Expenses Reimbursement Obligations will be incurred.

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

Allocation Methodology or Description by Category

•Revenue: No revenue models have been demonstrated at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B – Summary of Significant Accounting Policies – Offering Expenses) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B – Summary of Significant Accounting Policies – Capital Assets), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE D - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B – Summary of Significant Accounting Policies – Capital Assets).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B – Summary of Significant Accounting Policies – Members’ Equity) and is charged to the specific Series.

•Custody Fee: DriveWealth served as the Custodian throughout the Current Period and Prior Period. For all offerings for which DriveWealth served as Custodian, the Custody Fee was paid from the proceeds of each offering. In the case of the offerings for the Series #77LE1, Series #69BM1, Series #85FT1, Series #88LJ1 and Series #55PS1, no custody agreement was yet in place and as such, no Custody Fee was paid. Should a Custody Fee become applicable for the Interests in these Series in the future, the Manager will pay and not be reimbursed for such Custody Fee. NCPS became the Custodian beginning January 2, 2024. North Capital, as Custodian, will not receive any compensation directly related to the Offering of any particular Series, but will instead receive an account opening fee and annual account maintenance fee with respect to each individual Investor.

•Operating Expenses: Operating Expenses (as described in Note B – Summary of Significant Accounting Policies – Operating Expenses), including storage, insurance, maintenance, marketing costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in storage

▪Bookkeeping and accounting Fees: allocated monthly across all closed Series Offerings

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed to potential Investors

oGains and Losses on Sale and Impairments are directly charged to the Company or a Series.

oWe expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses

•Investment Income: From time to time, Rally or a Series may receive income from other sources such as an NFT airdrop event or NFT conference, which is recognized as investment income. For Series that received the NFT airdrops, the Company put a vote to the underlying Investors on whether to hold or sell the airdropped asset. For Series that voted to sell, the Series sold the asset and distributed proceeds, net of income taxes to the Investors.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE E - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)First, to repay any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Second, to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses for that Series.

iii)Thereafter, to make distributions, at least 50% of which (as described below, net of corporate income taxes applicable to such Series of Interests) shall be distributed as dividends to Investors of a particular Series, and no more than 50% of which shall be distributed to the Asset Manager in payment of the Management Fee for that Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of the Current Period and Prior Period, no distributions of Free Cash Flow or Management Fees were paid by the Company or in respect of any Series, except for those Series with sale of Underlying Assets that made distributions to their members and for those Series that receive income from other sources, such as an NFT airdrop event or NFT conference, which is recognized as investment income.

Success Fee:

Upon the sale of an Underlying Asset associated with a Series whose initial Offering commenced on or after January 1, 2023, if the Capital Proceeds, as defined in the Operating Agreement, are greater than an amount equal to 110% of the Offering Amount of the Series, as defined in the Operating Agreement, then the Asset Manager shall be entitled to be paid by the Series an amount (the “Success Fee”) calculated as follows:

•If the Capital Proceeds are equal to an amount greater than 110% of the Offering Amount of the related Series but less than or equal to 120% of the Offering Amount of such Series, then the Success Fee shall be an amount equal to 10% of the amount by which the Capital Proceeds exceed 110% of the Offering Amount; or

•If the Capital Proceeds are equal to an amount greater than 120% of the Offering Amount of the related Series, then the Success Fee shall be an amount equal to the sum of one percent (1%) of the Offering Amount plus twenty percent (20%) of the amount by which the Capital Proceeds exceed 120% of the Offering Amount.

The Asset Manager may, in its sole discretion, waive any or all of the Success Fee.  All Offerings launched since January 1, 2023, are subject to a Success Fee.

NOTE F - INCOME TAX

Each Series has elected and qualifies to be taxed as a corporation under the Internal Revenue Code of 1986. The Company has elected to be treated as a disregarded entity.

No provision for income taxes for the Current Period and Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for those Series that sold assets and for those Series that may receive income from other sources such as an NFT airdrop event or conference, which is recognized as investment income. Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. For each Series, net operating loss carryforwards incurred since inception, January 1, 2019, do not expire for federal income tax purposes.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

The Series designated in the tables below have sold their primary operating asset during the Current Period and Prior Period. As a result, the Company has recorded a provision for income taxes as shown below:

Provision for income taxes on Asset Sales in the Current Period

Series	#BATMAN	#02AX1	#02BZ1	#80PN1	#85FT1	#88BM1	#95BL1	Total
Income before provision for income taxes, gross	$ 299,973	$ 33,144	$ 16,517	$ 8,612	$ 7,009	$ 2,419	$ 13,333	$ 381,007
Taxed at federal, state and local statutory rates	38%	21%	21%	21%	21%	21%	21%
Tax at statutory tax rates	$ 114,890	$ 6,960	$ 3,469	$ 1,809	$ 1,472	$ 508	$ 2,800	$ 131,907
Utilization of valuation allowance	-	(2,675)	(2,851)	(1,809)	(1,472)	(508)	(2,800)	(12,115)
State and local minimum taxes	-	50	50	50	50	50	50	300
Other	(154)	(2)	(3)	-	-	-	-	(159)
Provision for income taxes	$ 114,736	$ 4,333	$ 665	$ 50	$ 50	$ 50	$ 50	$ 119,934

During the Current Period, Series #94CSI, #88LJ1 #88PT1 sold their primary operating asset and only have a provision for income taxes for minimum state and local taxes of $50 due to a net loss for the Current Period.

Provision for income taxes on Asset Sales in the Prior Period
Series	Series #89FT1	Series #93FS1	Series #89PS1	Series #89FG2	Total
Income before provision for income taxes, gross	$ 150,498	$ 16,375	$ 83,572	$ 58,946
Taxed at federal statutory rates	21%	21%	21%	21%
Tax at statutory rate	$ 31,605	$ 3,439	$ 17,550	$ 12,379
Other	762	87	68	43
Reversal of valuation allowance	(1,762)	(1,653)	(2,433)	(1,418)
Provision for income taxes	$ 30,605	$ 1,873	$ 15,185	$ 11,004	$ 58,667

Provision for income taxes on Investment Income in the Current Period
Series	#MAYC857	#MAYC9114	Total
Income before provision for income taxes, gross	$ 163	$ 3,627	$ 3,790
Federal, state and local statutory tax rates	36.35%	36.35%
Tax at statutory rates	$ 59	$ 1,318	$ 1,378
Other	(5)	(117)	(122)
Provision for income taxes	$ 54	$ 1,202	$ 1,256

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Provision for income taxes on Investment Income in the Prior Period
Series	#MAYC857	#MAYC9114	#WOW2221	#WOW6586	Total
Income before provision for income taxes, gross	$ 2,668	$ 2,817	$ 234	$ 619
Federal, state and local statutory tax rates	36.35%	36.35%	36.35%	36.35%
Tax at statutory rate	$ 970	$ 1,024	$ 85	$ 225
Provision for income taxes	$ 970	$ 1,024	$ 85	$ 225	$ 2,304

Reconciliation of the provision for or benefit from income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a disregarded entity; thus, for the Current Period and the Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Reconciliation of Federal Tax Provision / (Benefit)
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes
#77LE1	$ (428)	$ 428	$ -	$ -	$ (460)	$ 460	$ -	$ -
#69BM1	(528)	528	-	-	(469)	469	-	-
#85FT1	1,472	(1,472)	50	50	(742)	742	-	-
#88LJ1	(29)	29	50	50	(476)	476	-	-
#55PS1	(471)	471	-	-	(2,559)	2,559	-	-
#93XJ1	(851)	851	-	-	(1,658)	1,658	-	-
#83FB1	(502)	502	-	-	(1,186)	1,186	-	-
#89PS1	-	-	-	-	17,550	(2,433)	-	15,185
#90FM1	(413)	413	-	-	(444)	444	-	-
#95BL1	2,800	(2,800)	50	50	(472)	472	-	-
#98DV1	(443)	443	-	-	(474)	474	-	-
#02AX1	6,960	(2,675)	50	4,333	(468)	468	-	-
#99LE1	(426)	426	-	-	(457)	457	-	-
#91MV1	(418)	418	-	-	(450)	450	-	-
#94DV1	(424)	424	-	-	(455)	455	-	-
#92LD1	(669)	669	-	-	(481)	481	-	-
#72MC1	(1,154)	1,154	-	-	(472)	472	-	-
#11BM1	(431)	431	-	-	(462)	462	-	-
#80LC1	(2,465)	2,465	-	-	(861)	861	-	-
#02BZ1	3,469	(2,851)	50	665	(492)	492	-	-
#88BM1	508	(508)	50	50	(478)	478	-	-
#63CC1	(443)	443	-	-	(474)	474	-	-
#76PT1	(459)	459	-	-	(491)	491	-	-
#75RA1	(430)	430	-	-	(461)	461	-	-
#65AG1	(457)	457	-	-	(488)	488	-	-
#90MM1	(415)	415	-	-	(446)	446	-	-
#61JE1	(475)	475	-	-	(507)	507	-	-
#88PT1	(649)	649	50	50	(489)	489	-	-
#65FM1	(430)	430	-	-	(461)	461	-	-
#94LD1	(971)	971	-	-	(2,519)	2,519	-	-
#99SS1	(445)	445	-	-	(476)	476	-	-
#94FS1	(447)	447	-	-	(478)	478	-	-
#61MG1	(501)	501	-	-	(2,536)	2,536	-	-
#92CC1	(421)	421	-	-	(453)	453	-	-
#80PN1	1,809	(1,809)	50	50	(453)	453	-	-
#89FG2	-	-	-	-	12,379	(1,418)	-	11,004
#88LL1	(547)	547	-	-	(1,060)	1,060	-	-
#93FS1	-	-	-	-	3,439	(1,653)	-	1,873
#89FT1	-	-	-	-	31,605	(1,762)	-	30,605
#MEEB11275	(28,874)	28,874	-	-	(56)	56	-	-
#82TAYLOR	(92)	92	-	-	(97)	97	-	-
#HOLMES	(78)	78	-	-	(82)	82	-	-
#HULK180	(83)	83	-	-	(87)	87	-	-
#05JAYZ	(103)	103	-	-	(979)	979	-	-
#JUSTINIAN	(108)	108	-	-	(256)	256	-	-
#67ICEBOWL	(87)	87	-	-	(96)	96	-	-
#DKCOUNTRY	(98)	98	-	-	(102)	102	-	-
#FALCON	(241)	241	-	-	(173)	173	-	-
#MARIOWRLD	(356)	356	-	-	(343)	343	-	-
#82AV1	(490)	490	-	-	(1,128)	1,128	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Reconciliation of Federal Tax Provision / (Benefit)
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes
#SUPERBWL1	(194)	194	-	-	(146)	146	-	-
#MEEB7985	(5,398)	5,398	-	-	(45)	45	-	-
#BONDWATCH	(195)	195	-	-	(236)	236	-	-
#95FF1	(862)	862	-	-	(419)	419	-	-
#MAYC857	(6,790)	6,790	-	-	970	-	-	970
#PUNK2981	(40,959)	40,959	-	-	(42)	42	-	-
#WOW2221	(154)	154	-	-	85	-	-	85
#NIKON1	(122)	122	-	-	(92)	92	-	-
#LOTF	(75)	75	-	-	(58)	58	-	-
#DOOD6778	(4,622)	4,622	-	-	(41)	41	-	-
#BAKC7820	(4,065)	4,065	-	-	(37)	37	-	-
#NBAJAM	(181)	181	-	-	(923)	923	-	-
#SANDBOX1	(7,349)	7,349	-	-	(36)	36	-	-
#WOW6586	(202)	202	-	-	225	-	-	225
#AZUKI6704	(62)	62	-	-	(35)	35	-	-
#58PELE4	(155)	155	-	-	(95)	95	-	-
#OBAMABALL	(282)	282	-	-	(210)	210	-	-
#BART	(133)	133	-	-	(66)	66	-	-
#HOMER	(133)	133	-	-	(66)	66	-	-
#SI1	(74)	74	-	-	(55)	55	-	-
#GOLD1	(97)	97	-	-	(57)	57	-	-
#VERSTAPP1	(156)	156	-	-	(81)	81	-	-
#96TIGER	(176)	176	-	-	(117)	117	-	-
#88ZELDA	(179)	179	-	-	(248)	248	-	-
#STARWARS3	(201)	201	-	-	(71)	71	-	-
#YEEZY	(135)	135	-	-	(88)	88	-	-
#MAYC9114	(437)	437	-	-	1,024	-	-	1,024
#VFRNDS1	(146)	146	-	-	(144)	144	-	-
#MBIRD2754	(13,777)	13,777	-	-	(29)	29	-	-
#VEEFRND1	(6,698)	6,698	-	-	(29)	29	-	-
#TREASURE	(77)	77	-	-	(46)	46	-	-
#MACWORLD1	(131)	131	-	-	(86)	86	-	-
#KENNERSET	(870)	870	-	-	(52)	52	-	-
#LEDZEPP1	(155)	155	-	-	(84)	84	-	-
#VEEVIPER	(93)	93	-	-	(66)	66	-	-
#BEEPLE1	(10,996)	10,996	-	-	(27)	27	-	-
#WARHOL1	(7,526)	7,526	-	-	(51)	51	-	-
#GAMEBOY	(251)	251	-	-	(69)	69	-	-
#CROESUS	(177)	177	-	-	(119)	119	-	-
#SACHS1	(4,439)	4,439	-	-	(147)	147	-	-
#32RUTH	(346)	346	-	-	(111)	111	-	-
#ELON1	(84)	84	-	-	(61)	61	-	-
#105.ETH	(62)	62	-	-	(20)	20	-	-
#R2D2	(87)	87	-	-	(117)	117	-	-
#VADER	(84)	84	-	-	(115)	115	-	-
#WARHOL2	(113)	113	-	-	(64)	64	-	-
#JEKYLL	(77)	77	-	-	(33)	33	-	-
#BUFFETT1	(76)	76	-	-	(27)	27	-	-
#DRACULA10	(82)	82	-	-	(47)	47	-	-
#PAPPY1	(94)	94	-	-	(23)	23	-	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Reconciliation of Federal Tax Provision / (Benefit)
	Current Period				Prior Period
Applicable Series	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes	Federal Tax Provision / (Benefit) at Statutory Rate	Change in Valuation Allowance	State and Local Provision	Provision / (Benefit) for Income Taxes
#1857COIN	(108)	108	-	-	(76)	76	-	-
#94CSI	(2,643)	2,643	50	50	(1,399)	1,399	-	-
#ANDYPELE	(67)	67	-	-	(28)	28	-	-
#BOBAFETT	(117)	117	-	-	(32)	32	-	-
#ELVIS	(272)	272	-	-	(75)	75	-	-
#GBOYCOLOR	(485)	485	-	-	(23)	23	-	-
#JETFIRE	(85)	85	-	-	(38)	38	-	-
#POPEBALL	(106)	106	-	-	(37)	37	-	-
#RABBIT	(294)	294	-	-	(23)	23	-	-
#54AARON	(480)	480	-	-	(242)	242	-	-
#GRATEFUL1	(287)	287	-	-	(82)	82	-	-
#BOBAPROTO	(344)	344	-	-	(78)	78	-	-
#BATMAN	114,890	(154)	51,826	114,736	-	-	-	-
#ARSHAM1	(789)	789	-	-	-	-	-	-
Total	$ (41,350)	$ 160,989	$ 52,276	$ 120,084	$ 31,101	$ 28,908	$ -	$ 60,970

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and the Prior Period, consisting mainly of net operating losses and collectible asset impairment charges, were as follows:

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Deferred Taxes
		Current Period			Prior Period
Applicable Series	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset
#77LE1	$ (4,512)	$ 4,512	$ -	$ (4,084)	$ 4,084	$ -
#69BM1	(3,979)	3,979	-	(3,451)	3,451	-
#85FT1	-	-	-	(4,196)	4,196	-
#88LJ1	-	-	-	(3,744)	3,744	-
#55PS1	(9,812)	9,812	-	(9,340)	9,340	-
#93XJ1	(3,969)	3,969	-	(3,118)	3,118	-
#83FB1	(4,649)	4,649	-	(4,147)	4,147	-
#90FM1	(3,199)	3,199	-	(2,786)	2,786	-
#95BL1	-	-	-	(3,089)	3,089	-
#98DV1	(3,343)	3,343	-	(2,900)	2,900	-
#02AX1	-	-	-	(2,675)	2,675	-
#99LE1	(3,100)	3,100	-	(2,674)	2,674	-
#91MV1	(3,033)	3,033	-	(2,615)	2,615	-
#94DV1	(3,069)	3,069	-	(2,645)	2,645	-
#92LD1	(3,597)	3,597	-	(2,928)	2,928	-
#72MC1	(3,846)	3,846	-	(2,691)	2,691	-
#11BM1	(2,933)	2,933	-	(2,502)	2,502	-
#80LC1	(6,150)	6,150	-	(3,684)	3,684	-
#02BZ1	-	-	-	(2,851)	2,851	-
#88BM1	-	-	-	(2,614)	2,614	-
#63CC1	(3,006)	3,006	-	(2,563)	2,563	-
#76PT1	(3,084)	3,084	-	(2,624)	2,624	-
#75RA1	(3,088)	3,088	-	(2,658)	2,658	-
#65AG1	(3,013)	3,013	-	(2,556)	2,556	-
#90MM1	(2,333)	2,333	-	(1,918)	1,918	-
#61JE1	(3,028)	3,028	-	(2,553)	2,553	-
#88PT1	-	-	-	(2,048)	2,048	-
#65FM1	(2,748)	2,748	-	(2,318)	2,318	-
#94LD1	(5,862)	5,862	-	(4,891)	4,891	-
#99SS1	(2,585)	2,585	-	(2,141)	2,141	-
#94FS1	(2,440)	2,440	-	(1,993)	1,993	-
#61MG1	(4,854)	4,854	-	(4,353)	4,353	-
#92CC1	(2,278)	2,278	-	(1,857)	1,857	-
#80PN1	-	-	-	(1,825)	1,825	-
#88LL1	(3,400)	3,400	-	(2,853)	2,853	-
#MEEB11275	(28,930)	28,930	-	(56)	56	-
#82TAYLOR	(189)	189	-	(97)	97	-
#HOLMES	(160)	160	-	(82)	82	-
#HULK180	(170)	170	-	(87)	87	-
#05JAYZ	(1,082)	1,082	-	(979)	979	-
#JUSTINIAN	(364)	364	-	(256)	256	-
#67ICEBOWL	(183)	183	-	(96)	96	-
#DKCOUNTRY	(200)	200	-	(102)	102	-
#FALCON	(414)	414	-	(173)	173	-
#MARIOWRLD	(700)	700	-	(343)	343	-
#82AV1	(1,618)	1,618	-	(1,128)	1,128	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Deferred Taxes
		Current Period			Prior Period
Applicable Series	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset
#SUPERBWL1	(340)	340	-	(146)	146	-
#MEEB7985	(5,444)	5,444	-	(45)	45	-
#BONDWATCH	(431)	431	-	(236)	236	-
#95FF1	(1,281)	1,281	-	(419)	419	-
#PUNK2981	(41,001)	41,001	-	(42)	42	-
#NIKON1	(214)	214	-	(92)	92	-
#LOTF	(134)	134	-	(58)	58	-
#DOOD6778	(4,663)	4,663	-	(41)	41	-
#BAKC7820	(4,102)	4,102	-	(37)	37	-
#NBAJAM	(1,103)	1,103	-	(923)	923	-
SANDBOX1	(7,385)	7,385	-	(36)	36	-
#AZUKI6704	(97)	97	-	(35)	35	-
#58PELE4	(250)	250	-	(95)	95	-
#OBAMABALL	(492)	492	-	(210)	210	-
#BART	(199)	199	-	(66)	66	-
#HOMER	(199)	199	-	(66)	66	-
#SI1	(130)	130	-	(55)	55	-
#GOLD1	(154)	154	-	(57)	57	-
VERSTAPP1	(238)	238	-	(81)	81	-
#96TIGER	(293)	293	-	(117)	117	-
#88ZELDA	(427)	427	-	(248)	248	-
TARWARS3	(272)	272	-	(71)	71	-
#YEEZY	(223)	223	-	(88)	88	-
#VFRNDS1	(290)	290	-	(144)	144	-
#MBIRD2754	(13,806)	13,806	-	(29)	29	-
#VEEFRND1	(6,727)	6,727	-	(29)	29	-
#TREASURE	(123)	123	-	(46)	46	-
#MACWORLD1	(218)	218	-	(86)	86	-
#KENNERSET	(922)	922	-	(52)	52	-
#LEDZEPP1	(239)	239	-	(84)	84	-
#VEEVIPER	(159)	159	-	(66)	66	-
#BEEPLE1	(11,023)	11,023	-	(27)	27	-
#WARHOL1	(7,577)	7,577	-	(51)	51	-
#GAMEBOY	(320)	320	-	(69)	69	-
#CROESUS	(296)	296	-	(119)	119	-
#SACHS1	(4,587)	4,587	-	(147)	147	-
#32RUTH	(457)	457	-	(111)	111	-
#ELON1	(144)	144	-	(61)	61	-
#105.ETH	(82)	82	-	(20)	20	-
#R2D2	(204)	204	-	(117)	117	-
#VADER	(199)	199	-	(115)	115	-
#WARHOL2	(177)	177	-	(64)	64	-
#JEKYLL	(110)	110	-	(33)	33	-
#BUFFETT1	(103)	103	-	(27)	27	-
#DRACULA10	(129)	129	-	(47)	47	-
#PAPPY1	(117)	117	-	(23)	23	-

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE F - INCOME TAX (CONTINUED)

Deferred Taxes
		Current Period			Prior Period
Applicable Series	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset	Gross Deferred Tax Assets	Valuation Allowance	Net Deferred Tax Asset
#1857COIN	(184)	184	-	(76)	76	-
#94CSI	-	-	-	(1,399)	1,399	-
#ANDYPELE	(95)	95	-	(28)	28	-
#BOBAFETT	(149)	149	-	(32)	32	-
#ELVIS	(347)	347	-	(75)	75	-
#GBOYCOLOR	(508)	508	-	(23)	23	-
#JETFIRE	(123)	123	-	(38)	38	-
#POPEBALL	(143)	143	-	(37)	37	-
#RABBIT	(317)	317	-	(23)	23	-
#54AARON	(722)	722	-	(242)	242	-
#GRATEFUL1	(369)	369	-	(82)	82	-
#BOBAPROTO	(423)	423	-	(78)	78	-
#ARSHAM1	(789)	789	-	-	-	-
Total	$ (256,170)	$ 256,170	$ -	$ (118,253)	$ 118,253	$ -

Note: Series #77LE1 has not been broken out as a separate Series but is included in the table above.

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

Due to the change in ownership provisions of the Internal Revenue Code (“IRC”) Section 382, the availability of net operating loss carryforwards may be subject to annual limitations against taxable income in future periods, which could substantially limit the eventual utilization of such carryforwards. Based on the provisions of IRC Section 382, the Company believes it is highly unlikely any of the thresholds that would trigger an NOL limitation for any Series have occurred. The Company analyzes the ability for a Series to utilize NOL carryforwards at the time of an asset sale and to date, for all Series that have had an asset sale and utilized NOL carryforwards none of these NOL utilizations were subject to an IRC Section 382 limitation. The Company will continue to monitor for all Series any IRC Section 382 limitation in the future.

NOTE G- CONTINGENCIES

Government Regulation

Claims arising out of actual or alleged violations of law could be asserted against the Company or its affiliates by individuals or governmental authorities and could expose the Company, its affiliates or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

RSE COLLECTION LLC

Notes to Consolidated Financial Statements

NOTE H- SUBSEQUENT EVENTS

Subsequent Offerings

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Carrying Value	Gain/(Loss) on Sale
#80LC1	1980 Lamborghini Countach LP400 S Turbo	3/13/2024	$1,181,250	$612,439	$568,811

Asset Dispositions Subsequent to the Current Period

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Collection, LLC (1)

Exhibit 2.2 – Seventh Amended and Restated Limited Liability Company Agreement of RSE Collection, LLC (12)

Exhibit 2.3 – Certificate of Formation for RSE Collection Manager, LLC (2)

Exhibit 2.4 – Limited Liability Company Agreement of RSE Collection Manager, LLC (3)

Exhibit 3.1 – Standard Form of Series Designation

Exhibit 4.1 – Standard Form of Subscription Agreement (14)

Exhibit 6.1 – Amended and Restated Standard Form of Asset Management Agreement (3)

Exhibit 6.2 – Amended and Restated Broker of Record Agreement (4)

Exhibit 6.3 – Standard Form Bill of Sale (2)

Exhibit 6.4 – Standard Form Purchase Agreement (3)

Exhibit 6.5 – NCPS PPEX ATS Company Agreement (3)

Exhibit 6.6 – Executing Broker Secondary Market Transactions Engagement Letter (3)

Exhibit 6.7 – Executing Broker Tools License Agreement (3)

Exhibit 6.8 – Amended and Restated Transfer Agent Agreement (11)

Exhibit 6.9 – NCIT Software and Services License Agreement (5)

Exhibit 6.10 – Form of Assignment and Assumption Agreement (6)

Exhibit 6.11 – Standard Form #2 Purchase Agreement (7)

Exhibit 6.12 – Standard Form Purchase Option Agreement (9)

Exhibit 6.13 – Standard Form Consignment Agreement (9)

Exhibit 6.14 – Form #2 of Assignment and Assumption Agreement (10)

Exhibit 6.15 – Asset Purchase Agreement in respect of Series #93FS1 (11)

Exhibit 6.16 – Purchase Agreement in respect of Series #PHOF-LINC (13)

Exhibit 6.17 – Purchase Agreement in respect of Series #PHOF-1984 (13)

Exhibit 6.18 – Purchase Agreement in respect of Series #21MG1.DR (15)

Exhibit 6.19 – Purchase Agreement in respect of Series #ARSHAM2 (16)

Exhibit 8.1 – Amended and Restated Subscription Escrow Agreement (8)

Exhibit 8.2 – Amended and Restated Custody Agreement (11)

(1)Previously filed as an Exhibit to the Company’s Offering Statement on Form 1-A filed with the Commission on June 30, 2017.

(2)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 25 to its Form 1-A filed with the Commission on March 29, 2021.

(3)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on July 14, 2021.

(4)Previously filed as an Exhibit to the Company’s Pre-Qualification Amendment No. 1 to its Form 1-A filed with the Commission on October 12, 2021.

(5)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 1 to its Form 1-A filed with the Commission on November 17, 2021.

(6)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 2 to its Form 1-A filed with the Commission on November 24, 2021.

(7)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 3 to its Form 1-A filed with the Commission on November 24, 2021.

(8)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 5 to its Form 1-A filed with the Commission on December 8, 2021.

(9)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 7 to its Form 1-A filed with the Commission on February 11, 2022.

(10)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 15 to its Form 1-A filed with the Commission on April 13, 2022.

(11)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 21 to its Form 1-A filed with the Commission on June 22, 2022.

(12)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 27 to its Form 1-A filed with the Commission on February 17, 2023.

(13)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 28 to its Form 1-A filed with the Commission on April 14, 2023.

III-1

(14)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 29 to its Form 1-A filed with the Commission on May 16, 2023.

(15)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 31 to its Form 1-A filed with the Commission on July 21, 2023.

(16)Previously filed as an Exhibit to the Company’s Post-Qualification Amendment No. 32 to its Form 1-A filed with the Commission on February 26, 2024.

III-1

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE COLLECTION, LLC

By: RSE Collection Manager, LLC, its managing member

By: Rally Holdings LLC, its sole member

By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

Date: April 19, 2024

Pursuant to the requirements of Regulation A, this report has been signed below by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Christopher J. Bruno Name: Christopher J. Bruno	President, Chief Executive Officer and Director of RSE Markets, Inc. (Principal Executive Officer)	April 19, 2024

/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of RSE Markets, Inc. (Principal Financial Officer and Principal Accounting Officer)	April 19, 2024

RSE COLLECTION MANAGER, LLC

By: Rally Holdings LLC, its sole member

By: RSE Markets, Inc., its sole member

By: /s/ Christopher J. Bruno

Name: Christopher J. Bruno

Title: Chief Executive Officer & President

	Managing Member	April 19, 2024